UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 through October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

EQUITY SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market momentum has been driven by sentiment and macroeconomic news over the past twelve months. The year started on a strong note, with equities rallying from the end of 2010 into the beginning of 2011 amid optimism about positive economic developments. However, the markets fluctuated during the second quarter as investors reacted to a series of external shocks, including the Middle East crisis and Japan natural disaster. Volatility accelerated significantly during the third quarter of 2011 driven by a combination of inconsistent economic data, a downgrade of the U.S. credit rating, and escalating tensions across much of Europe. These stresses resulted in widespread pessimism, a broad decline in investors’ risk appetite, and a notable market pull-back. Nonetheless, the ebb and flow continued into October, with stocks bouncing back meaningfully over the last month of the fiscal year.

Despite pronounced swings, the U.S. equity markets advanced over the last year. For the twelve months ended October 31, 2011, the S&P 500 Index gained 8.09%, while the Russell 3000® Index earned 7.90%.

Over the current stock market cycle, which includes the equity bull market from October 2002 until November 2007 and the current bear market, the Equity Series continues to provide competitive absolute and relative results for long-term investors. With an annualized return of 8.99% over the current cycle, the Equity Series has outpaced the Russell 3000’s annualized return of 7.53%. While the Equity Series posted a 3.30% return for the year ending October 31, 2011, the Series trailed the Russell 3000® benchmark over the last twelve months.

In such a volatile environment, Manning & Napier believes investment decision-making needs to be cognizant of the macro but driven by the micro. This means understanding the economic cycle is beneficial, but a focus on industry and company fundamentals remains as important as ever. While equity valuations are generally neutral, many well-positioned and growing companies are trading at attractive levels. Indeed, using our disciplined stock selection strategies, Manning & Napier continues to identify specific investment opportunities on a company by company basis.

Over the last twelve months, the Equity Series generally benefited from sector positioning while specific equity selections challenged relative performance. During the period the Series maintained a smaller position in the Financials sector than the benchmark as concern over capital levels and asset quality continue to weigh on the long term outlook for the sector, and the banking industry in particular. The Series maintained a comparatively large allocation to the Consumer Discretionary sector during the year, and combined with the underweight to Financials, this positioning aided returns relative to the Russell 3000® Index benchmark. Smaller positions as compared to the benchmark in the Utilities and Energy sectors challenged the Series’ relative performance, but this was offset by advantageous sector positioning in other areas. With regard to equity selection, specific holdings in the Industrials sector challenged returns relative to the benchmark. As an example, certain airline industry investments performed poorly, yet we believe the companies we own are in a position to benefit from major capacity cuts throughout the struggling industry. Strong relative performance of holdings in the Health Care sector helped relative returns, but this was unable to overcome weaker individual stock performance in other areas.

Today, growth is scarce and in our view companies cannot rely on a boost from the broader economy. As a result, we are targeting businesses that have well-defined, compelling long-term growth-drivers. In many cases, these are multinational companies that are successfully competing in foreign markets around the world. For example, we have invested in several premier Technology companies that are gaining share in large, growing markets and benefiting from long-term global trends such as growth in mobile data services, cloud computing, e-commerce, and increased wireless connectivity.

While our slow growth view remains in place, we remind investors that embedded in our outlook is the potential for shorter economic cycles and ongoing shifts in investor sentiment. A slow growth economy is more susceptible to shocks and we’ve witnessed several this year (i.e., Middle East crisis, Japan disaster, Eurozone debt flare-up, U.S. budget debate) that broadly influenced investor confidence and risk appetite. Amidst the volatility, it is important to think about

1

Management Discussion and Analysis (unaudited)

the long-term and focus on fundamentals. Manning & Napier has over four decades of experience navigating difficult market environments, and we believe our disciplined investment process makes us well-equipped to endure the challenges in today’s environment.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Performance Update as of October 31, 2011 (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Five Year	Ten Year	Since Inception[2]
Manning & Napier Fund, Inc. - Equity Series[3,4]	3.30%	0.72%	5.84%	6.26%
Russell 3000® Index[5]	7.90%	0.55%	4.37%	3.12%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2011 to the Russell 3000® Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]	Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 4 below).
[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for the year ended October 31, 2011.

[4]

For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

[5]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11
Actual	$1,000.00	$895.20	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of October 31, 2011 (unaudited)

5

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS - 94.4%

Consumer Discretionary - 17.5%
Hotels, Restaurants & Leisure - 2.7%
Carnival Corp.	1,459,540	$51,390,403

Household Durables - 1.0%
DR Horton, Inc.	450,940	5,018,962
Lennar Corp. - Class A	286,510	4,738,875
NVR, Inc.*	7,970	5,122,717
Toll Brothers, Inc.*	248,480	4,333,491

		19,214,045

Internet & Catalog Retail - 1.7%
Amazon.com, Inc.*	157,420	33,610,744

Media - 11.0%
AMC Networks, Inc. - Class A*	587,890	19,176,972
Discovery Communications, Inc. - Class A*	730,620	31,752,745
News Corp. - Class A	1,526,600	26,746,032
Time Warner, Inc.	1,522,890	53,285,921
The Walt Disney Co.	1,815,090	63,310,339
The Washington Post Co. - Class B	51,810	17,623,690

		211,895,699

Specialty Retail - 1.1%
Dick’s Sporting Goods, Inc.*	549,140	21,465,883

Total Consumer Discretionary		337,576,774

Consumer Staples - 7.7%
Beverages - 2.8%
The Coca-Cola Co.	797,880	54,511,162

Food & Staples Retailing - 1.6%
The Kroger Co.	1,304,450	30,237,151

Food Products - 3.3%
H.J. Heinz Co.	416,020	22,232,109
Kraft Foods, Inc. - Class A	1,163,290	40,924,542

		63,156,651

Total Consumer Staples		147,904,964

Energy - 6.6%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	781,470	45,317,445
Weatherford International Ltd. - ADR (Switzerland)*	1,765,600	27,366,800

		72,684,245

Oil, Gas & Consumable Fuels - 2.8%
Hess Corp.	866,460	54,205,738

Total Energy		126,889,983

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 12.3%
Capital Markets - 5.8%
The Bank of New York Mellon Corp.[1]	989,700	$21,060,816
The Charles Schwab Corp.	4,637,620	56,949,974
State Street Corp.	840,910	33,964,355

		111,975,145

Consumer Finance - 2.3%
American Express Co.	414,380	20,975,916
Discover Financial Services	1,013,620	23,880,887

		44,856,803

Diversified Financial Services - 3.2%
CME Group, Inc.	150,910	41,584,760
Moody’s Corp.	566,450	20,103,311

		61,688,071

Real Estate Investment Trusts (REITS) - 1.0%
Alexandria Real Estate Equities, Inc.	57,210	3,781,009
BioMed Realty Trust, Inc.	212,720	3,852,359
Corporate Office Properties Trust	141,260	3,425,555
Digital Realty Trust, Inc.	66,280	4,131,232
DuPont Fabros Technology, Inc.	183,250	3,809,767

		18,999,922

Total Financials		237,519,941

Health Care - 13.5%
Biotechnology - 1.4%
BioMarin Pharmaceutical, Inc.*	824,730	28,131,540

Health Care Equipment & Supplies - 8.9%
Alere, Inc.*	2,036,390	53,068,323
Becton, Dickinson and Co.	604,820	47,315,069
Boston Scientific Corp.*	6,431,790	37,883,243
Gen-Probe, Inc.*	356,230	21,409,423
Volcano Corp.*	464,260	11,574,002

		171,250,060

Health Care Technology - 2.4%
Allscripts Healthcare Solutions, Inc.*	536,660	10,277,039
Cerner Corp.*	565,720	35,883,620

		46,160,659

Life Sciences Tools & Services - 0.8%
Waters Corp.*	185,740	14,881,489

Total Health Care		260,423,748

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials - 12.9%
Air Freight & Logistics - 3.6%
FedEx Corp.	232,530	$19,027,930
United Parcel Service, Inc. - Class B	711,000	49,940,640

		68,968,570

Airlines - 3.7%
Southwest Airlines Co.	4,535,020	38,774,421
United Continental Holdings, Inc.	841,290	16,253,723
US Airways Group, Inc.*	2,826,060	16,306,366

		71,334,510

Construction & Engineering - 1.6%
Quanta Services, Inc.*	1,480,130	30,919,916

Machinery - 2.1%
Flowserve Corp.	229,660	21,287,185
Pall Corp.	369,610	18,912,944

		40,200,129

Road & Rail - 1.9%
Norfolk Southern Corp.	486,490	35,995,395

Total Industrials		247,418,520

Information Technology - 19.9%
Communications Equipment - 4.6%
Cisco Systems, Inc.	2,603,900	48,250,267
Qualcomm, Inc.	798,420	41,198,472

		89,448,739

Computers & Peripherals - 3.0%
EMC Corp.*	2,394,560	58,690,666

Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp. - Class A	441,590	20,971,109

Internet Software & Services - 4.1%
Google, Inc. - Class A*	132,880	78,750,003

IT Services - 3.6%
MasterCard, Inc. - Class A	100,510	34,901,092
Visa, Inc. - Class A	363,540	33,903,740

		68,804,832

Software - 3.5%
Autodesk, Inc.*	1,596,630	55,243,398
SuccessFactors, Inc.*	437,320	11,676,444

		66,919,842

Total Information Technology		383,585,191

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials - 4.0%
Chemicals - 3.1%
Monsanto Co.	818,500	$59,545,875

Containers & Packaging - 0.9%
Owens-Illinois, Inc.*	840,550	16,878,244

Total Materials		76,424,119

TOTAL COMMON STOCKS (Identified Cost $1,724,304,369)		1,817,743,240

SHORT-TERM INVESTMENTS - 3.9%
Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.05% (Identified Cost $75,403,079)	75,403,079	75,403,079

TOTAL INVESTMENTS - 98.3% (Identified Cost $1,799,707,448)		1,893,146,319
OTHER ASSETS, LESS LIABILITIES - 1.7%		31,892,166

NET ASSETS - 100%		$1,925,038,485

*	Non-income producing security
[1]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[2]	Rate shown is the current yield as of October 31, 2011.

The accompanying notes are an integral part of the financial statements.	9

Statement of Assets and Liabilities

October 31, 2011

ASSETS:
Investments, at value (identified cost $1,799,707,448) (Note 2)	$1,893,146,319
Receivable for securities sold	38,255,125
Receivable for fund shares sold	3,876,339
Dividends receivable	744,305

TOTAL ASSETS	1,936,022,088

LIABILITIES:

Accrued management fees (Note 3)	1,456,137
Accrued transfer agent fees (Note 3)	201,328
Accrued fund accounting and administration fees (Note 3)	65,357
Accrued Chief Compliance Officer service fees (Note 3)	230
Accrued directors’ fees (Note 3)	107
Payable for securities purchased	7,134,897
Payable for fund shares repurchased	1,984,933
Other payables and accrued expenses	140,614

TOTAL LIABILITIES	10,983,603

TOTAL NET ASSETS	$1,925,038,485

NET ASSETS CONSIST OF:

Capital stock	$1,043,330
Additional paid-in-capital	1,770,496,226
Undistributed net investment income	1,817,989
Accumulated net realized gain on investments	58,242,069
Net unrealized appreciation on investments	93,438,871

TOTAL NET ASSETS	$1,925,038,485

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,925,038,485/104,333,026 shares)	$18.45

10	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2011

INVESTMENT INCOME:

Dividends	$24,763,722

EXPENSES:

Management fees (Note 3)	19,254,998
Transfer agent fees (Note 3)	698,869
Fund accounting and administration fees (Note 3)	267,268
Directors’ fees (Note 3)	53,001
Chief Compliance Officer service fees (Note 3)	2,606
Custodian fees	110,514
Miscellaneous	248,824

Total Expenses	20,636,080
Less reduction of expenses (Note 3)	(418,332)

Net Expenses	20,217,748

NET INVESTMENT INCOME	4,545,974

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	87,039,146
Net change in unrealized appreciation (depreciation) on investments	(77,567,801)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	9,471,345

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,017,319

The accompanying notes are an integral part of the financial statements.	11

Statement of Changes in Net Assets

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,545,974	$2,152,482
Net realized gain (loss) on investments	87,039,146	68,753,804
Net change in unrealized appreciation (depreciation) on investments	(77,567,801)	106,441,527

Net increase from operations	14,017,319	177,347,813

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,615,453)	(1,082,233)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	336,313,975	400,013,978

Net increase in net assets	345,715,841	576,279,558

NET ASSETS:

Beginning of year	1,579,322,644	1,003,043,086

End of year (including undistributed net investment income of $1,817,989 and $1,887,468, respectively)	$1,925,038,485	$1,579,322,644

12	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.91	$15.55	$13.34	$21.43	$19.19

Income (loss) from investment operations:
Net investment income	0.04 [1]	0.03 [1]	0.04 [1]	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.55	2.35	2.24	(7.35)	2.65

Total from investment operations	0.59	2.38	2.28	(7.28)	2.71

Less distributions to shareholders:
From net investment income	(0.05)	(0.02)	(0.07)	(0.07)	(0.05)
From net realized gain on investments	—	—	—	(0.74)	(0.42)

Total distributions to shareholders	(0.05)	(0.02)	(0.07)	(0.81)	(0.47)

Net asset value - End of year	$18.45	$17.91	$15.55	$13.34	$21.43

Net assets - End of year (000’s omitted)	$1,925,038	$1,579,323	$1,003,043	$501,583	$191,026

Total return[2]	3.30%	15.29%	17.23%	(35.09%)	14.37%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.24%	0.17%	0.26%	0.56%	0.45%
Portfolio turnover	54%	56%	50%	63%	44%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.02%	0.02%	0.06%	0.06%	0.11%

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital, primarily through investments in U.S. common stocks.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2011, 7.4 billion shares have been designated in total among 34 series, of which 200 million have been designated as Equity Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and

14

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*:
Consumer Discretionary	$337,576,774	$337,576,774	$—	$—
Consumer Staples	147,904,964	147,904,964	—	—
Energy	126,889,983	126,889,983	—	—
Financials	237,519,941	237,519,941	—	—
Health Care	260,423,748	260,423,748	—	—
Industrials	247,418,520	247,418,520	—	—
Information Technology	383,585,191	383,585,191	—	—
Materials	76,424,119	76,424,119	—	—
Mutual funds	75,403,079	75,403,079	—	—

Total assets	$1,893,146,319	$1,893,146,319	$—	$—

*	Includes common stock, warrants and rights.

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2010 or October 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

15

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2008 through October 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of

16

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Other (continued)

assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $418,332 for the year ended October 31, 2011, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series);

0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,327,229,871 and $982,712,959, respectively. There were no purchases or sales of U.S. Government securities.

17

Notes to Financial Statements (continued)

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Equity Series were:

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Sold	47,769,996	$922,192,040	41,139,303	$693,732,694
Reinvested	106,294	2,006,821	26,609	443,305
Repurchased	(31,743,999)	(587,884,886)	(17,450,351)	(294,162,021)

Total	16,132,291	$336,313,975	23,715,561	$400,013,978

At October 31, 2011, the retirement plan of the Advisor and its affiliates owned 199,501 shares of the Series (0.2% of shares outstanding) valued at $3,680,801.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2011.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

18

Notes to Financial Statements (continued)

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
Ordinary income	$4,615,453	$1,082,233

At October 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,812,143,201
Unrealized appreciation	$188,440,170
Unrealized depreciation	(107,437,052)

Net unrealized appreciation	$81,003,118
Undistributed ordinary income	1,817,989
Undistributed long-term capital gains	70,677,822

The capital loss carryover utilized in the current year was $17,391,445.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long-term losses. In general, the provisions of the Act will be effective for the Series’ fiscal year beginning after October 31, 2011.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 21, 2011

20

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $4,615,453 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC & Affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.
[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This Page Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and / or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNEQY-10/11-AR

TAX MANAGED SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market momentum has been driven by sentiment and macroeconomic news over the past twelve months. The year started on a strong note, with equities rallying from the end of 2010 into the beginning of 2011 amid optimism about positive economic developments. However, the markets fluctuated during the second quarter as investors reacted to a series of external shocks, including the Middle East crisis and Japan natural disaster. Volatility accelerated significantly during the third quarter of 2011 driven by a combination of inconsistent economic data, a downgrade of the U.S. credit rating, and escalating tensions across much of Europe. These stresses resulted in widespread pessimism, a broad decline in investors’ risk appetite, and a notable market pull-back. Nonetheless, the ebb and flow continued into October, with stocks bouncing back meaningfully over the last month of the fiscal year.

Despite pronounced swings, the U.S. equity markets advanced over the last year. For the twelve months ending October 2011, the S&P 500 Index gained 8.09%, while the Russell 3000 earned 7.90%. Similar to domestic equities, there was substantial volatility in international stocks over the last year, but some foreign indices finished the period lower. The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index (ACWIxUS) fell 4.66% in the year ended October 31, 2011.

Over the current stock market cycle, which includes the equity bull market from October 2002 until November 2007 and the current bear market, the Tax Managed Series continues to provide competitive absolute and relative results for long-term investors. With an annualized return of 8.29% over the current full cycle, the Series has outpaced the Russell 3000 index benchmark’s annualized return of 7.53%. For the last twelve months, performance of the Tax Managed Series has been more challenging on both an absolute and relative basis. In the year through October 2011 the Series returned 0.08% versus the aforementioned 7.90% return for the Russell 3000 index.

In such a volatile environment, Manning & Napier believes investment decision-making needs to be cognizant of the macro but driven by the micro. This means understanding the economic cycle is beneficial, but a focus on industry and company fundamentals remains as important as ever. While equity valuations are generally neutral, many well-positioned and growing companies are trading at attractive levels. Indeed, using our disciplined stock selection strategies, Manning & Napier continues to identify specific investment opportunities on a company by company basis.

Over the last twelve months, the Series’ relative returns generally benefited from sector positioning while specific equity selections challenged performance relative to the benchmark. During the period the Series maintained comparatively large positions to the Consumer Staples and Information Technology sectors relative to the benchmark. This positioning, in addition to a comparatively small position to the Financials sector, aided the Series’ relative returns in the year through October. In contrast, a smaller position in the Utilities sector relative to the benchmark generally detracted from relative performance during the year. With regard to equity selection, specific holdings in the Energy and Industrials sectors challenged returns relative to the benchmark. As an example, in the Industrials sector certain airline company investments performed poorly, yet we believe the businesses we own are in a position to benefit from major capacity cuts throughout the struggling industry. That being said, strong relative performance of Series holdings in the Health Care sector helped relative returns, but this was unable to overcome weaker individual stock performance in other areas.

Today, growth is scarce and in our view companies cannot rely on a boost from the broader economy. As a result, we are targeting businesses that have well-defined, compelling long-term growth-drivers. In many cases, these are multinational companies that are successfully competing in foreign markets around the world. For example, we have invested in several premier Technology companies that are gaining share in large, growing markets and benefiting from long-term global trends such as growth in mobile data services, cloud computing, e-commerce, and increased wireless connectivity.

While our slow growth view remains in place, we remind investors that embedded in our outlook is the potential for shorter economic cycles and ongoing shifts in investor sentiment. A slow growth economy is more susceptible to shocks

1

Management Discussion and Analysis (unaudited)

and we’ve witnessed several this year (i.e., Middle East crisis, Japan disaster, Eurozone debt flare-up, U.S. budget debate) that broadly influenced investor confidence and risk appetite. Amidst the volatility, it is important to think about the long-term and focus on fundamentals. Manning & Napier has over four decades of experience navigating difficult market environments, and we believe our disciplined investment process makes us well-equipped to endure the challenges in today’s environment.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Performance Update as of October 31, 2011 (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Five Year	Ten Year	Since Inception[2]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[3,5]	0.08%	0.85%	5.79%	8.33%
Returns After Taxes on Distributions[4,5]	0.04%	0.49%	5.28%	7.91%
Returns After Taxes on Distributions and Sale of Series Shares[4,5]	0.11%	0.72%	5.00%	7.43%
Russell 3000® Index[6]	7.90%	0.55%	4.37%	6.98%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2011 to the Russell 3000® Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]	Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.
[3]

Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.24% for the year ended October 31, 2011.

[4]

Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of Series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

[5]	The Series’ performance is historical and may not be indicative of future results.
[6]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11
Actual	$1,000.00	$865.20	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of October 31, 2011 (unaudited)

5

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS - 95.6%

Consumer Discretionary - 18.3%
Automobiles - 0.7%
Toyota Motor Corp. - ADR (Japan)	4,920	$328,213

Hotels, Restaurants & Leisure - 1.4%
Carnival Corp.	11,320	398,577
Ctrip.com International Ltd. - ADR (China)*	7,760	270,514

		669,091

Internet & Catalog Retail - 2.0%
Amazon.com, Inc.*	4,400	939,444

Media - 13.2%
AMC Networks, Inc. - Class A*	13,580	442,980
Discovery Communications, Inc. - Class A*	15,420	670,153
Imax Corp. (Canada)*	12,250	235,567
Liberty Global, Inc. - Class A*	9,860	396,175
News Corp. - Class A	43,210	757,039
Time Warner, Inc.	33,280	1,164,467
Virgin Media, Inc. - ADR (United Kingdom)	32,270	786,743
The Walt Disney Co.	40,430	1,410,198
The Washington Post Co. - Class B	1,290	438,806

		6,302,128

Specialty Retail - 1.0%
Dick’s Sporting Goods, Inc.*	12,340	482,371

Total Consumer Discretionary		8,721,247

Consumer Staples - 12.5%
Beverages - 2.7%
Anheuser-Busch InBev N.V. (Belgium)[1]	13,930	772,504
The Coca-Cola Co.	7,280	497,370

		1,269,874

Food & Staples Retailing - 1.5%
Koninklijke Ahold N.V. (Netherlands)[1]	12,600	160,982
The Kroger Co.	24,220	561,420

		722,402

Food Products - 7.3%
Danone S.A. (France)[1]	11,410	790,974
General Mills, Inc.	22,120	852,284
Kraft Foods, Inc. - Class A	23,730	834,821
Nestle S.A. (Switzerland)[1]	4,770	275,886
Unilever plc - ADR (United Kingdom)	21,980	739,627

		3,493,592

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 1.0%
Beiersdorf AG (Germany)[1]	8,000	$461,198

Total Consumer Staples		5,947,066

Energy - 5.7%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	13,350	774,167
Schlumberger Ltd	9,100	668,577
Weatherford International Ltd. - ADR (Switzerland)*	14,280	221,340

		1,664,084

Oil, Gas & Consumable Fuels - 2.2%
Hess Corp.	17,010	1,064,146

Total Energy		2,728,230

Financials - 11.6%
Capital Markets - 3.4%
The Bank of New York Mellon Corp.[2]	32,200	685,216
The Charles Schwab Corp.	27,900	342,612
State Street Corp.	14,700	593,733

		1,621,561

Commercial Banks - 1.2%
Banco Santander S.A. (Spain)[1]	69,900	591,624

Consumer Finance - 3.4%
American Express Co.	21,800	1,103,516
Discover Financial Services	22,700	534,812

		1,638,328

Diversified Financial Services - 3.6%
CME Group, Inc.	2,220	611,743
Deutsche Boerse AG (Germany)*[1]	10,860	598,536
Moody’s Corp.	13,600	482,664

		1,692,943

Total Financials		5,544,456

Health Care - 10.9%
Biotechnology - 1.0%
BioMarin Pharmaceutical, Inc.*	13,200	450,252

Health Care Equipment & Supplies - 4.8%
Alere, Inc.*	1,050	27,363
Becton, Dickinson and Co.	9,120	713,458
Boston Scientific Corp.*	112,510	662,684
Gen-Probe, Inc.*	10,300	619,030

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Volcano Corp.*	10,610	$264,507

		2,287,042

Health Care Technology - 4.0%
Allscripts Healthcare Solutions, Inc.*	12,470	238,801
Cerner Corp.*	26,600	1,687,238

		1,926,039

Life Sciences Tools & Services - 1.1%
Lonza Group AG (Switzerland)[1]	2,960	196,894
Waters Corp.*	4,280	342,914

		539,808

Total Health Care		5,203,141

Industrials - 11.5%
Air Freight & Logistics - 3.4%
FedEx Corp.	5,240	428,789
United Parcel Service, Inc. - Class B	16,720	1,174,413

		1,603,202

Airlines - 2.9%
Ryanair Holdings plc - ADR (Ireland)*	16,750	481,897
Southwest Airlines Co.	107,300	917,415

		1,399,312

Construction & Engineering - 0.8%
Quanta Services, Inc.*	16,880	352,623

Machinery - 2.8%
Flowserve Corp.	5,900	546,871
Pall Corp.	15,660	801,322

		1,348,193

Road & Rail - 1.6%
Norfolk Southern Corp.	10,290	761,357

Total Industrials		5,464,687

Information Technology - 19.4%
Communications Equipment - 5.0%
Cisco Systems, Inc.	70,500	1,306,365
Qualcomm, Inc.	20,440	1,054,704

		2,361,069

Computers & Peripherals - 2.8%
EMC Corp.*	54,010	1,323,785

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 1.9%
Corning, Inc.	61,860	$883,979

Internet Software & Services - 3.8%
Google, Inc. - Class A*	3,090	1,831,258

IT Services - 3.5%
Amadeus IT Holding S.A. - Class A (Spain)[1]	13,600	256,312
Amdocs Ltd. - ADR (Guernsey)*	10,730	322,115
MasterCard, Inc. - Class A	1,610	559,056
Visa, Inc. - Class A	5,830	543,706

		1,681,189

Software - 2.4%
Autodesk, Inc.*	25,640	887,144
SuccessFactors, Inc.*	10,220	272,874

		1,160,018

Total Information Technology		9,241,298

Materials - 3.9%
Chemicals - 3.9%
Monsanto Co.	21,500	1,564,125
Syngenta AG (Switzerland)[1]	1,020	310,815

Total Materials		1,874,940

Telecommunication Services - 1.8%
Diversified Telecommunication Services - 1.8%
Telenor ASA (Norway)[1]	48,430	862,671

TOTAL COMMON STOCKS (Identified Cost $38,648,167)		45,587,736

SHORT-TERM INVESTMENTS - 5.2%
Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.05% (Identified Cost $2,468,954)	2,468,954	2,468,954

TOTAL INVESTMENTS - 100.8% (Identified Cost $41,117,121)		48,056,690
LIABILITIES, LESS OTHER ASSETS - (0.8%)		(393,327)

NET ASSETS - 100%		$47,663,363

ADR - American Depository Receipt

*	Non-income producing security
[1]	A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.
[2]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[3]	Rate shown is the current yield as of October 31, 2011.

The accompanying notes are an integral part of the financial statements.	9

Statement of Assets and Liabilities

October 31, 2011

ASSETS:
Investments, at value (identified cost $41,117,121) (Note 2)	$48,056,690
Receivable for securities sold	151,369
Dividends receivable	31,103
Foreign tax reclaims receivable	27,709
Receivable for fund shares sold	12,335

TOTAL ASSETS	48,279,206

LIABILITIES:

Accrued management fees (Note 3)	31,142
Accrued fund accounting and administration fees (Note 3)	8,801
Accrued transfer agent fees (Note 3)	2,990
Accrued Chief Compliance Officer service fees (Note 3)	230
Accrued directors’ fees (Note 3)	43
Payable for securities purchased	503,421
Payable for fund shares repurchased	31,230
Other payables and accrued expenses	37,986

TOTAL LIABILITIES	615,843

TOTAL NET ASSETS	$47,663,363

NET ASSETS CONSIST OF:

Capital stock	$19,098
Additional paid-in-capital	44,685,856
Undistributed net investment income	113,230
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(4,097,455)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	6,942,634

TOTAL NET ASSETS	$47,663,363

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($47,663,363/1,909,848 shares)	$24.96

10	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $33,218)	$777,153

EXPENSES:

Management fees (Note 3)	522,610
Fund accounting and administration fees (Note 3)	40,176
Transfer agent fees (Note 3)	9,827
Chief Compliance Officer service fees (Note 3)	2,606
Directors’ fees (Note 3)	900
Custodian fees	6,420
Miscellaneous	65,526

Total Expenses	648,065
Less reduction of expenses (Note 3)	(20,933)

Net Expenses	627,132

NET INVESTMENT INCOME	150,021

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(1,085,170)
Foreign currency and translation of other assets and liabilities	2,156

(1,083,014)

Net change in unrealized appreciation (depreciation) on-
Investments	67,897
Foreign currency and translation of other assets and liabilities	1,415

69,312

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(1,013,702)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(863,681)

The accompanying notes are an integral part of the financial statements.	11

Statement of Changes in Net Assets

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$150,021	$102,043
Net realized gain (loss) on investments and foreign currency	(1,083,014)	1,665,794
Net change in unrealized appreciation (depreciation) on investments and foreign currency	69,312	3,915,862

Net increase (decrease) from operations	(863,681)	5,683,699

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(135,784)	(50,092)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	3,387,055	10,383,291

Net increase in net assets	2,387,590	16,016,898

NET ASSETS:

Beginning of year	45,275,773	29,258,875

End of year (including undistributed net investment income of $113,230 and $96,837, respectively)	$47,663,363	$45,275,773

12	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$25.01	$21.32	$18.26	$28.44	$27.01

Income (loss) from investment operations:
Net investment income	0.08 [1]	0.06 [1]	0.06 [1]	0.12	0.08
Net realized and unrealized gain (loss) on investments	(0.06)	3.67	3.11	(9.42)	3.44

Total from investment operations	0.02	3.73	3.17	(9.30)	3.52

Less distributions to shareholders:
From net investment income	(0.07)	(0.04)	(0.11)	(0.09)	(0.14)
From net realized gain on investments	—	—	—	(0.79)	(1.95)

Total distributions to shareholders	(0.07)	(0.04)	(0.11)	(0.88)	(2.09)

Net asset value - End of year	$24.96	$25.01	$21.32	$18.26	$28.44

Net assets - End of year (000’s omitted)	$47,663	$45,276	$29,259	$15,530	$25,695

Total return[2]	0.08%	17.50%	17.57%	(33.62%)	13.65%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.29%	0.28%	0.31%	0.44%	0.38%
Portfolio turnover	57%	56%	48%	96%	65%

*       The investment advisor did not impose all of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.04%	0.14%	0.24%	0.20%	0.25%

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2011, 7.4 billion shares have been designated in total among 34 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued

14

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*:
Consumer Discretionary	$8,721,247	$8,721,247	$—	$—
Consumer Staples	5,947,066	3,485,522	2,461,544	—
Energy	2,728,230	2,728,230	—	—
Financials	5,544,456	4,354,296	1,190,160	—
Health Care	5,203,141	5,006,247	196,894	—
Industrials	5,464,687	5,464,687	—	—
Information Technology	9,241,298	8,984,986	256,312	—
Materials	1,874,940	1,564,125	310,815	—
Telecommunication Services	862,671	—	862,671	—
Mutual funds	2,468,954	2,468,954	—	—

Total assets	$48,056,690	$42,778,294	$5,278,396	$—

*

Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2010 or October 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

15

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Standard (continued)

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

16

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2008 through October 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Class A Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $20,933 for the year ended October 31, 2011, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

17

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $31,229,002 and $28,360,794, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Tax Managed Series were:

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Sold	570,847	$15,268,622	775,764	$18,247,624
Reinvested	1,543	40,496	692	15,838
Repurchased	(473,149)	(11,922,063)	(338,176)	(7,880,171)

Total	99,241	$3,387,055	438,280	$10,383,291

At October 31, 2011, one omnibus account owned 1,097,439 shares of the Series (57.5% of shares outstanding) valued at $27,392,080. Investment activities of this shareholder may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2011.

18

Notes to Financial Statements (continued)

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
Ordinary income	$135,784	$50,092

At October 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$41,218,414
Unrealized appreciation	$7,679,091
Unrealized depreciation	(840,815)

Net unrealized appreciation	$6,838,276

Undistributed ordinary income	113,230
Capital loss carryover	3,996,162

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$1,141,000	October 31, 2016
$1,769,992	October 31, 2017
$1,085,170	October 31, 2019

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year beginning after October 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 21, 2011

20

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $135,784 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC & Affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.
[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This Page Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s
(SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and / or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNTAX-10/11-AR

TARGET INCOME SERIES
TARGET 2010 SERIES
TARGET 2020 SERIES
TARGET 2030 SERIES
TARGET 2040 SERIES
TARGET 2050 SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market momentum has been driven by sentiment and macroeconomic news over the past twelve months. The year started on a strong note, with equities rallying from the end of 2010 into the beginning of 2011 amid optimism about positive economic developments. However, the markets fluctuated during the second quarter as investors reacted to a series of external shocks, including the Middle East crisis and Japan natural disaster. Volatility accelerated significantly during the third quarter of 2011 driven by a combination of inconsistent economic data, a downgrade of the U.S. credit rating, and escalating tensions across much of Europe. These stresses resulted in widespread pessimism, a broad decline in investors’ risk appetite, and a notable market pull-back. Nonetheless, the ebb and flow continued into October, with stocks bouncing back meaningfully over the last month of the fiscal year.

Despite pronounced swings, the U.S. equity markets advanced over the last year. For the twelve months ended October 2011, the S&P 500 Index gained 8.09%, aided by the double-digit rebound in October. Similar to domestic equities, international stocks experienced heightened volatility over the past year. However, foreign equity returns did not overcome the large third quarter market decline. The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index (ACWI x US) finished the year down 4.66%. While some volatility spilled over into the fixed income markets, in general bonds produced steadier returns, with the Barclay’s Capital Aggregate Bond Index earning 5.00% over the past year.

The Target Series represent six distinct mutual funds, each managed to a designated target date. The investment objective of each Series automatically becomes more conservative over time as the specified target date approaches. Over the current stock market cycle, which includes the bull market in stocks from October 2002 until November 2007 and the current bear market, all six Target Series continue to provide competitive absolute returns for long-term investors. Relative returns of the Target Income Series (i.e., the most fixed income oriented Series) also trailed its blended benchmark over the current stock market cycle. The Class C shares of the Target 2010 Series also experienced lagging relative returns over the current cycle. Meanwhile, all remaining Target Series continue to outperform their respective blended benchmarks over the most recent full cycle.

For the twelve months ending October 31, 2011, each of the Target Series produced positive returns, with the exception of the Class C shares of the Target 2040 and Target 2050 Series, which experienced slightly negative returns. However, all six Target Series lagged their respective blended benchmarks over the one-year period.

In such a volatile environment, Manning & Napier believes investment decision-making needs to be cognizant of the macro but driven by the micro. This means understanding the economic cycle is beneficial, but a focus on industry and company fundamentals remains as important as ever. While equity valuations are generally neutral, many well-positioned and growing companies are trading at attractive levels. Indeed, using our disciplined stock selection strategies, Manning & Napier continues to identify specific investment opportunities on a company by company basis.

Consequently, over the past year each of the Target Series maintained a higher allocation to equities than its blended benchmark. These higher relative allocations detracted from returns relative to the Series’ respective blended benchmarks. Within the underlying equity portion of the Target Series’ portfolios, we continue to emphasize growth. In an environment in which growth is scarce and companies cannot rely on a boost from the broader economy, we are targeting those businesses that have well-defined, compelling long-term growth-drivers. In many cases, these are multinational companies that are successfully competing in foreign markets around the world. For example, we have invested in several premier Technology companies that are gaining share in large, growing markets and benefiting from long-term global trends such as growth in mobile data services, cloud computing, e-commerce, and increased wireless connectivity. As a result, all six of the Target Series have comparatively large positions in Technology relative to their respective blended benchmarks. Similarly, each of the Target Series has a greater weight to the Consumer Staples sector than the benchmark as we continue to focus on first-class Consumer Staples companies that have a global presence and are expanding into faster-growing foreign markets. Both of these allocation decisions benefited the Target Series’ relative results.

1

Management Discussion and Analysis (unaudited)

Meanwhile, individual stock selections were the primary reason for the Target Series’ relative underperformance over the last year. In particular, security selections in the Industrials, Energy, and Consumer Discretionary sectors detracted from returns relative to the benchmarks over the one-year period. Within the Industrials sector, certain airline industry investments performed poorly, yet we believe the companies we own are in a position to benefit from major capacity cuts throughout the struggling industry. As for the Energy sector, we continue to favor specific oil services companies, as we see attractive long-term fundamentals in this area. When sentiment became overwhelmingly pessimistic during the summer, many of these companies were impacted by commodity price volatility and the broad slowdown in global growth expectations.

Within the underlying fixed income portion of the Series’ portfolios, we continue to favor credit sectors such as corporate bonds. The Target 2030 and Target 2020 Series, which are geared towards growth, and the Target 2010 and Income Series, which are respectively managed to reduce volatility and preserve capital, all maintained a relative overweight to investment grade corporate securities, with exposure to high yield bonds as well. The Target 2050 and Target 2040 Series, which are the most growth oriented Series and have the lowest allocation to fixed income securities, also maintained a noteworthy exposure to investment grade corporate bonds. In contrast, each of the Series maintains a relative underweight to Treasuries, as we do not have a positive outlook on the underlying fundamentals in the Treasury market. This overall positioning helped results during the first half of 2011 as corporate bonds performed relatively well. However, as volatility intensified during the summer and into the fall, Treasuries benefited from a flight to quality. Given the Series’ relatively low allocation to Treasuries, this hurt relative returns.

While our slow growth view remains in place, we remind investors that embedded in our outlook is the potential for shorter economic cycles and ongoing shifts in investor sentiment. A slow growth economy is more susceptible to shocks and we’ve witnessed several this year (i.e., Middle East crisis, Japan disaster, Eurozone debt flare-up, U.S. budget debate) that broadly influenced investor confidence and risk appetite. Amidst the volatility, it is important to think about the long-term and focus on fundamentals. Manning & Napier has over four decades of experience navigating difficult market environments, and we believe our disciplined investment process makes us well-equipped to endure the challenges in today’s environment.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Performance Update - Target Income Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Since Inception[2]
Manning & Napier Fund, Inc. - Target Income Series - Class K3	2.77%	4.92%
Manning & Napier Fund, Inc. - Target Income Series - Class R3	2.50%	4.65%
Manning & Napier Fund, Inc. - Target Income Series - Class C3	2.03%	4.13%
Manning & Napier Fund, Inc. - Target Income Series - Class I3	3.01%	5.17%
Barclays Capital Intermediate U.S. Aggregate Bond Index[4,6]	3.74%	5.67%
Target Income Blended Index[5,6]	4.22%	4.94%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception2 (3/28/08) to present (10/31/11) to the Barclays Capital Intermediate U.S. Aggregate Bond Index and the Target Income Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Intermediate U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.52% for Class K, 0.77% for Class R, 1.27% for Class C and 0.28% for Class I for the year ended October 31, 2011.

[4]

The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[5]

The Target Income Blended Index is a 5%/15%/80% Blended Index which is made up of 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

3

Performance Update - Target 2010 Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Since Inception[2]
Manning & Napier Fund, Inc. - Target 2010 - Class K3	2.97%	3.72%
Manning & Napier Fund, Inc. - Target 2010 - Class R3	2.67%	3.47%
Manning & Napier Fund, Inc. - Target 2010 - Class C3	2.21%	3.00%
Manning & Napier Fund, Inc. - Target 2010 - Class I3	3.20%	3.98%
Barclays Capital U.S. Aggregate Bond Index[4,6]	5.00%	6.21%
Target 2010 Blended Index[5,6]	5.43%	4.36%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2010 Series - Class K from its inception2 (3/28/08) to present (10/31/11) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2010 Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.60% for Class K, 0.86% for Class R, 1.35% for Class C and 0.37% for Class I for the year ended October 31, 2011.

[4]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[5]

The Target 2010 Blended Index is a 10%/30%/60% Blended Index which is made up of 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

4

Performance Update - Target 2020 Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Since Inception[2]
Manning & Napier Fund, Inc. - Target 2020 Series - Class K3	3.24%	3.13%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R3	2.95%	2.83%
Manning & Napier Fund, Inc. - Target 2020 Series - Class C3	2.42%	2.36%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I3	3.47%	3.38%
Barclays Capital U.S. Aggregate Bond Index[4,6]	5.00%	6.21%
Target 2020 Blended Index[5,6]	5.48%	3.46%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception2 (3/28/08) to present (10/31/11) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2020 Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.40% for Class K, 0.65% for Class R, 1.15% for Class C and 0.16% for Class I for the year ended October 31, 2011.

[4]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[5]

The Target 2020 Blended Index is a 15%/40%/45% Blended Index which is made up of 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

5

Performance Update - Target 2030 Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Since Inception[2]
Manning & Napier Fund, Inc. - Target 2030 Series - Class K3	3.25%	2.39%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R3	3.04%	2.19%
Manning & Napier Fund, Inc. - Target 2030 Series - Class C3	2.45%	1.70%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I3	3.47%	2.71%
Russell 3000® Index[4,7]	7.90%	1.23%
Barclays Capital U.S. Aggregate Bond Index[5,7]	5.00%	6.21%
Target 2030 Blended Index[5,6,7]	5.69%	2.16%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series - Class K from its inception2 (3/28/08) to present (10/31/11) to the Russell 3000® Index and the Target 2030 Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.41% for Class K, 0.66% for Class R, 1.16% for Class C and 0.17% for Class I for the year ended October 31, 2011.

[4]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[5]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[6]

The Target 2030 Blended Index is 60% of a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index and 40% of a 15%/40%/45% Blended Index which is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Index returns, unlike Series returns, do not reflect any fees or expenses.

[7]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

6

Performance Update - Target 2040 Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Since Inception[2]
Manning & Napier Fund, Inc. - Target 2040 - Class K3	0.70%	1.64%
Manning & Napier Fund, Inc. - Target 2040 - Class R3	0.50%	1.43%
Manning & Napier Fund, Inc. - Target 2040 - Class C3	-0.01%	0.96%
Manning & Napier Fund, Inc. - Target 2040 - Class I3	0.93%	1.94%
Russell 3000® Index[4,6]	7.90%	1.23%
Target 2040 Blended Index[5,6]	5.13%	1.32%
The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception2 (3/28/08) to present (10/31/10) to the Russell 3000® Index and the Target 2040 Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2040 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.47% for Class K, 0.72% for Class R, 1.22% for Class C and 0.23% for Class I for the year ended October 31, 2011.

[4]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[5]

The Target 2040 Blended Index is a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

7

Performance Update - Target 2050 Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Since Inception[2]
Manning & Napier Fund, Inc. - Target 2050 - Class K3	0.76%	2.17%
Manning & Napier Fund, Inc. - Target 2050 - Class R3	0.56%	1.94%
Manning & Napier Fund, Inc. - Target 2050 - Class C3	-0.06%	1.42%
Manning & Napier Fund, Inc. - Target 2050 - Class I3	0.98%	2.45%
Russell 3000® Index[4,6]	7.90%	1.23%
Target 2050 Blended Index[5,6]	5.13%	1.32%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception2 (3/28/08) to present (10/31/11) to the Russell 3000® Index and the Target 2050 Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2050 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.84% for Class K, 1.09% for Class R, 1.60% for Class C and 0.62% for Class I for the year ended October 31, 2011.

[4]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[5]

The Target 2050 Blended Index is a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[6]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

8

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period (May 1, 2011 to October 31, 2011).

Actual Expenses

The Actual lines of the following tables provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11[1]	Annualized Expense Ratio[2]
Target Income
Actual (Class K)	$1,000.00	$991.40	$1.51	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$990.20	$2.76	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$988.20	$5.26	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$992.50	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

9

Shareholder Expense Example (unaudited)

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11[1]	Annualized Expense Ratio[2]
Target 2010
Actual (Class K)	$1,000.00	$962.90	$1.48	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$961.70	$2.72	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$959.60	$5.19	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$963.20	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11[1]	Annualized Expense Ratio[2]
Target 2020
Actual (Class K)	$1,000.00	$943.50	$1.47	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$942.00	$2.69	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$939.80	$5.13	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$944.70	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11[1]	Annualized Expense Ratio[2]
Target 2030
Actual (Class K)	$1,000.00	$924.50	$1.46	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$923.10	$2.67	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$920.90	$5.08	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$926.00	$0.24	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

10

Shareholder Expense Example (unaudited)

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11[1]	Annualized Expense Ratio[2]
Target 2040
Actual (Class K)	$1,000.00	$882.00	$1.42	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$881.30	$2.61	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$878.90	$4.97	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$883.60	$0.24	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11[1]	Annualized Expense Ratio[2]
Target 2050
Actual (Class K)	$1,000.00	$882.30	$1.42	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$881.50	$2.61	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$878.90	$4.97	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$883.10	$0.24	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

[1]

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

[2]	Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.
[3]	Assumes 5% annual return before expenses.

11

Portfolio Composition as of October 31, 2011 - Asset Allocation1 (unaudited)

[1]	As a percentage of net assets of the underlying investment(s) for each Series.
[2]	A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

12

Statement of Assets and Liabilities

October 31, 2011

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
ASSETS:
Manning & Napier Pro-Blend® Maximum Term Series - Class I (1,830,145 shares, 6,282,139 shares, and 2,378,444 shares, respectively)	$—	$—	$—	$18,521,072	$63,575,247	$24,069,850
Manning & Napier Pro-Blend® Extended Term Series - Class I (5,870,547 shares and 7,414,595 shares, respectively)	—	—	60,936,279	76,963,499	—	—
Manning & Napier Pro-Blend® Moderate Term Series - Class I (3,078,744 shares and 3,897,564 shares, respectively)	—	32,326,819	40,924,421	—	—	—
Manning & Napier Pro-Blend® Conservative Term Series - Class I (4,721,879 shares and 765,432 shares, respectively)	50,760,195	8,228,390	—	—	—	—

Total investments in securities:
At value*	50,760,195	40,555,209	101,860,700	95,484,571	63,575,247	24,069,850
Receivable from Advisor (Note 3)	12,630	13,568	12,771	12,273	12,702	14,071
Receivable for securities sold	24,860	—	—	—	—	—
Receivable for fund shares sold	1,851	27,640	96,802	71,113	25,873	16,470

TOTAL ASSETS	50,799,536	40,596,417	101,970,273	95,567,957	63,613,822	24,100,391

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	11,007	10,929	11,387	11,328	11,078	10,799
Accrued distribution and service (Rule 12b-1) fees (Note 3)	10,699	8,728	21,454	18,854	13,494	5,495
Accrued transfer agent fees (Note 3)	1,912	1,993	2,500	2,303	2,202	2,052
Accrued Chief Compliance Officer service fees (Note 3)	230	230	230	230	230	230
Accrued Directors’ fees (Note 3)	85	23	124	62	49	30
Payable for fund shares repurchased	26,723	3,972	9,866	23,815	3,630	61
Audit fees payable	17,672	17,502	17,636	17,635	17,611	17,566
Payable for securities purchased	—	23,668	87,427	43,798	22,043	11,571
Other payables and accrued expenses	3,872	4,755	7,412	6,387	4,815	3,800

TOTAL LIABILITIES	72,200	71,800	158,036	124,412	75,152	51,604

TOTAL NET ASSETS	$50,727,336	$40,524,617	$101,812,237	$95,443,545	$63,538,670	$24,048,787

NET ASSETS CONSIST OF:

Capital stock	46,729	38,391	100,711	95,161	62,929	23,604
Additional paid-in-capital	43,087,259	35,631,031	91,966,921	86,272,530	58,201,046	22,893,342
Undistributed net investment income	89,179	62,329	171,846	156,358	61,608	18,986
Accumulated net realized gain on underlying series	2,078,233	3,701,084	7,438,978	6,842,974	3,456,776	454,797
Net unrealized appreciation on underlying series	5,425,936	1,091,782	2,133,781	2,076,522	1,756,311	658,058

TOTAL NET ASSETS	$50,727,336	$40,524,617	$101,812,237	$95,443,545	$63,538,670	$24,048,787

The accompanying notes are an integral part of the financial statements.	13

Statement of Assets and Liabilities

October 31, 2011

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
Class K
Net Assets	$44,682,228	$23,653,170	$56,289,625	$63,435,732	$39,853,087	$18,292,795
Shares Outstanding	4,114,576	2,239,586	5,561,281	6,328,170	3,945,350	1,793,929
Net Asset Value, Offering Price, and Redemption Price per share	$10.86	$10.56	$10.12	$10.02	$10.10	$10.20
Class R
Net Assets	$552,503	$4,884,932	$16,105,172	$9,242,878	$11,474,680	$2,686,479
Shares Outstanding	51,302	465,988	1,607,186	927,924	1,143,351	265,059
Net Asset Value, Offering Price, and Redemption Price per share	$10.77	$10.48	$10.02	$9.96	$10.04	$10.14
Class C
Net Assets	$1,424,486	$2,020,888	$4,155,132	$2,515,657	$912,530	$948,030
Shares Outstanding	133,560	193,637	416,095	253,997	91,839	94,622
Net Asset Value, Offering Price, and Redemption Price per share	$10.67	$10.44	$9.99	$9.90	$9.94	$10.02
Class I
Net Assets	$4,068,119	$9,965,627	$25,262,308	$20,249,278	$11,298,373	$2,121,483
Shares Outstanding	373,412	939,848	2,486,500	2,005,979	1,112,323	206,781
Net Asset Value, Offering Price, and Redemption Price per share	$10.89	$10.60	$10.16	$10.09	$10.16	$10.26

*At identified cost	$45,334,259	$39,463,427	$99,726,919	$93,408,049	$61,818,936	$23,411,792

14	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2011

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
INVESTMENT INCOME:

Income distributions from underlying series	$1,161,894	$744,502	$1,978,477	$1,575,973	$678,877	$240,788

EXPENSES:

Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	115,452	67,990	163,637	175,291	113,443	44,378
Distribution and services (Rule 12b-1) fees (Class C) (Note 3)	12,794	23,467	44,160	25,961	9,126	9,400
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	2,076	22,232	74,006	43,835	52,847	13,049
Fund accounting and administration fees (Note 3)	47,898	47,578	49,116	48,976	48,172	47,125
Transfer agent fees (Note 3)	9,236	8,624	11,295	10,569	9,576	8,999
Chief Compliance Officer service fees (Note 3)	2,577	2,602	2,602	2,602	2,602	2,602
Directors’ fees (Note 3)	1,175	775	2,250	1,925	1,415	323
Registration and filing fees	44,113	44,251	45,446	44,832	44,155	43,888
Audit fees	16,076	15,973	16,224	16,173	16,073	15,973
Legal fees	3,864	3,864	3,864	3,864	3,865	3,865
Custodian fees	2,304	3,973	4,328	4,487	2,320	2,328
Miscellaneous	6,918	7,111	11,419	10,764	8,514	6,259

Total Expenses	264,483	248,440	428,347	389,279	312,108	198,189
Less reduction of expenses (Note 3)	(109,376)	(115,841)	(98,879)	(99,184)	(105,975)	(120,335)

Net Expenses	155,107	132,599	329,468	290,095	206,133	77,854

NET INVESTMENT INCOME	1,006,787	611,903	1,649,009	1,285,878	472,744	162,934

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:

Net realized gain (loss) on underlying series	1,050,632	3,090,004	7,146,008	6,856,640	3,464,524	457,861
Distributions of realized gains from underlying series	1,489,802	614,501	302,122	—	—	—
Net change in unrealized appreciation/depreciation on underlying series	(2,211,399)	(3,243,066)	(6,642,777)	(5,730,579)	(3,996,816)	(661,564)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	329,035	461,439	805,353	1,126,061	(532,292)	(203,703)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,335,822	$1,073,342	$2,454,362	$2,411,939	$(59,548)	$(40,769)

The accompanying notes are an integral part of the financial statements.	15

Statement of Changes in Net Assets

	Target Income		Target 2010		Target 2020
	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,006,787	$827,426	$611,903	$351,088	$1,649,009	$916,620
Net realized gain (loss) on underlying series	1,050,632	511,837	3,090,004	674,697	7,146,008	2,862,910
Distributions of realized gains from underlying series	1,489,802	—	614,501	—	302,122	—
Net change in unrealized appreciation/depreciation on underlying series	(2,211,399)	3,565,063	(3,243,066)	2,454,350	(6,642,777)	5,060,321

Net increase from operations	1,335,822	4,904,326	1,073,342	3,480,135	2,454,362	8,839,851

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,420,895)	(807,484)	(479,554)	(260,461)	(1,234,032)	(652,921)
From net investment income (Class R)	(9,440)	(1,805)	(58,775)	(30,890)	(218,696)	(96,319)
From net investment income (Class C)	(29,218)	(7,538)	(24,168)	(12,836)	(52,453)	(32,396)
From net investment income (Class I)	(12,717)	(4,468)	(29,812)	(14,208)	(86,948)	(50,997)
From net realized gain on investments (Class K)	(492,224)	(146,108)	(529,696)	(33,958)	(2,143,359)	(62,557)
From net realized gain on investments (Class R)	(3,558)	(189)	(72,781)	(4,015)	(426,909)	(8,716)
From net realized gain on investments (Class C)	(12,892)	(1,727)	(43,987)	(3,071)	(140,280)	(5,355)
From net realized gain on investments (Class I)	(3,136)	(614)	(27,354)	(1,415)	(128,094)	(4,520)

Total distributions to shareholders	(1,984,080)	(969,933)	(1,266,127)	(360,854)	(4,430,771)	(913,781)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	2,650,464	2,233,393	5,446,293	14,145,573	19,669,116	41,491,953

Net increase in net assets	2,002,206	6,167,786	5,253,508	17,264,854	17,692,707	49,418,023

NET ASSETS:

Beginning of year	48,725,130	42,557,344	35,271,109	18,006,255	84,119,530	34,701,507

End of year[1]	$50,727,336	$48,725,130	$40,524,617	$35,271,109	$101,812,237	$84,119,530

[1] Including undistributed net investment income of:	89,179	94,858	62,329	42,735	171,846	114,966

16	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Target 2030		Target 2040		Target 2050
	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,285,878	$513,666	$472,744	$167,644	$162,934	$31,565
Net realized gain (loss) on underlying series	6,856,640	2,369,522	3,464,524	513,686	457,861	36,638
Net change in unrealized appreciation/depreciation on underlying series	(5,730,579)	4,842,147	(3,996,816)	4,297,538	(661,564)	1,289,112

Net increase from operations	2,411,939	7,725,335	(59,548)	4,978,868	(40,769)	1,357,315

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,038,708)	(387,868)	(364,102)	(112,496)	(130,602)	(21,109)
From net investment income (Class R)	(95,429)	(22,289)	(55,126)	(23,144)	(13,664)	(4,197)
From net investment income (Class C)	(20,789)	(7,995)	(2,590)	(1,401)	(3,344)	(169)
From net investment income (Class I)	(58,516)	(26,729)	(14,836)	(6,411)	(1,727)	(718)
From net realized gain on investments (Class K)	(1,998,432)	(78,169)	(405,746)	(42,807)	(29,662)	(10,313)
From net realized gain on investments (Class R)	(212,808)	(3,056)	(81,999)	(9,808)	(4,292)	(5,129)
From net realized gain on investments (Class C)	(68,377)	(3,577)	(8,299)	(1,490)	(1,754)	(1,001)
From net realized gain on investments (Class I)	(89,785)	(5,186)	(10,968)	(2,126)	(255)	(703)

Total distributions to shareholders	(3,582,844)	(534,869)	(943,666)	(199,683)	(185,300)	(43,339)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	18,055,075	45,093,229	12,014,839	33,495,044	5,906,849	15,228,648

Net increase in net assets	16,884,170	52,283,695	11,011,625	38,274,229	5,680,780	16,542,624

NET ASSETS:

Beginning of year	78,559,375	26,275,680	52,527,045	14,252,816	18,368,007	1,825,383

End of year[1]	$95,443,545	$78,559,375	$63,538,670	$52,527,045	$24,048,787	$18,368,007

[1] Including undistributed net investment income of:	156,358	83,935	61,608	25,540	18,986	5,372

The accompanying notes are an integral part of the financial statements.	17

Financial Highlights

Target Income Series Class K

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.02	$10.13	$9.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.23	0.19	0.03	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.06	0.92	1.04	(0.69)

Total from investment operations	0.29	1.11	1.07	(0.70)

Less distributions to shareholders:
From net investment income	(0.33)	(0.19)	(0.24)	—
From net realized gain on investments	(0.12)	(0.03)	—	—

Total distributions to shareholders	(0.45)	(0.22)	(0.24)	—

Net asset value - End of period	$10.86	$11.02	$10.13	$9.30

Net assets - End of period (000’s omitted)	$44,682	$46,886	$42,116	$70,620 [3]

Total return[4]	2.77%	11.22%	11.80%	(7.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.28%[6,7]	0.30%[7]	0.30%[7,8]
Net investment income (loss)	2.11%	1.83%	0.31%	(0.27%)[8]
Series portfolio turnover[9]	14%	9%	13%	0%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.22%[5]	0.25%[7]	0.41%[7]	1,571%[7,8,10]

Target Income Series Class R

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.93	$10.08	$9.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.16	0.09	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	0.10	0.99	1.09	(0.73)

Total from investment operations	0.26	1.08	1.04	(0.71)

Less distributions to shareholders:
From net investment income	(0.30)	(0.20)	(0.25)	—
From net realized gain on investments	(0.12)	(0.03)	—	—

Total distributions to shareholders	(0.42)	(0.23)	(0.25)	—

Net asset value - End of period	$10.77	$10.93	$10.08	$9.29

Net assets - End of period (000’s omitted)	$553	$347	$54	$93 [3]

Total return[4]	2.50%	10.97%	11.44%	(7.10%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[5]	0.54%[6,7]	0.55%[7]	0.55%[7,8]
Net investment income (loss)	1.47%	0.81%	(0.51%)	0.34%[8]
Series portfolio turnover[9]	14%	9%	13%	0%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.22%[5]	0.37%[7]	169.34%[7]	43,127%[7,8,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.69%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

18	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target Income Series Class C

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.84	$10.00	$9.26	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.13	0.07	(0.03)	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.08	0.95	1.02	(0.73)

Total from investment operations	0.21	1.02	0.99	(0.74)

Less distributions to shareholders:
From net investment income	(0.26)	(0.15)	(0.25)	—
From net realized gain on investments	(0.12)	(0.03)	—	—

Total distributions to shareholders	(0.38)	(0.18)	(0.25)	—

Net asset value - End of period	$10.67	$10.84	$10.00	$9.26

Net assets - End of period (000’s omitted)	$1,424	$1,195	$330	$93 [3]

Total return[4]	2.04%	10.38%	10.91%	(7.40%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%[5]	0.99%[6,7]	1.05%[7]	1.05%[7,8]
Net investment income (loss)	1.23%	0.66%	(0.30%)	(0.15%)[8]
Series portfolio turnover[9]	14%	9%	13%	0%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.22%[5]	0.29%[7]	10.70%[7]	43,147%[7,8,10]

Target Income Series Class I
	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.05	$10.17	$9.32	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	0.19	0.06	0.05
Net realized and unrealized gain (loss) on underlying series	0.25	0.94	1.04	(0.73)

Total from investment operations	0.32	1.13	1.10	(0.68)

Less distributions to shareholders:
From net investment income	(0.36)	(0.22)	(0.25)	—
From net realized gain on investments	(0.12)	(0.03)	—	—

Total distributions to shareholders	(0.48)	(0.25)	(0.25)	—

Net asset value - End of period	$10.89	$11.05	$10.17	$9.32

Net assets - End of period (000’s omitted)	$4,068	$298	$58	$93 [3]

Total return[4]	3.00%	11.44%	12.06%	(6.80%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[7]	0.05%[7]	0.05%[7,8]
Net investment income	0.68%	1.85%	0.66%	0.85%[8]
Series portfolio turnover[9]	14%	9%	13%	0%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.23%[5]	0.33%[7]	54.69%[7]	43,107%[7,8,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.69%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.	19

Financial Highlights

Target 2010 Series Class K
	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.64	$9.58	$8.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.20	0.12	0.02	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.10	1.10	1.15	(1.38)

Total from investment operations	0.30	1.22	1.17	(1.39)

Less distributions to shareholders:
From net investment income	(0.18)	(0.14)	(0.20)	—
From net realized gain on investments	(0.20)	(0.02)	—	—

Total distributions to shareholders	(0.38)	(0.16)	(0.20)	—

Net asset value - End of period	$10.56	$10.64	$9.58	$8.61

Net assets - End of period (000’s omitted)	$23,653	$27,904	$15,782	$101,213 [3]

Total return[4]	2.97%	12.85%	13.97%	(13.90%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.29%[6,7]	0.30%[8]	0.30%[8,9]
Net investment income (loss)	1.84%	1.20%	0.19%	(0.28%)[9]
Series portfolio turnover[10]	48%	11%	9%	0%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.30%[5]	0.42%[7]	1.31%[8]	1,071%[8,9,11]

Target 2010 Series Class R
	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.57	$9.54	$8.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.14	0.12	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	0.13	1.07	1.18	(1.41)

Total from investment operations	0.27	1.19	1.13	(1.39)

Less distributions to shareholders:
From net investment income	(0.16)	(0.14)	(0.20)	—
From net realized gain on investments	(0.20)	(0.02)	—	—

Total distributions to shareholders	(0.36)	(0.16)	(0.20)	—

Net asset value - End of period	$10.48	$10.57	$9.54	$8.61

Net assets - End of period (000’s omitted)	$4,885	$3,655	$284	$86 [3]

Total return[4]	2.67%	12.64%	13.54%	(13.90%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[5]	0.52%[6,7]	0.55%[8]	0.55%[8,9]
Net investment income (loss)	1.32%	1.16%	(0.55%)	0.36%[9]
Series portfolio turnover[10]	48%	11%	9%	0%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.31%[5]	0.41%[7]	25.36%[8]	42,882%[8,9,11]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.69% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.
[8]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[9]	Annualized.
[10]	Reflects activity of the Series and does not include the activity of the underlying series.
[11]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

20	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2010 Series Class C
	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.53	$9.49	$8.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	0.06	(0.01)	(0.05)
Net realized and unrealized gain (loss) on underlying series	0.12	1.08	1.10	(1.37)

Total from investment operations	0.22	1.14	1.09	(1.42)

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.18)	—
From net realized gain on investments	(0.20)	(0.02)	—	—

Total distributions to shareholders	(0.31)	(0.10)	(0.18)	—

Net asset value - End of period	$10.44	$10.53	$9.49	$8.58

Net assets - End of period (000’s omitted)	$2,021	$2,247	$1,471	$98,226 [3]

Total return[4]	2.21%	12.12%	13.13%	(14.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%[5]	0.98%[6,7]	1.05%[8]	1.05%[8,9]
Net investment income (loss)	0.97%	0.58%	(0.12%)	(1.03%)[9]
Series portfolio turnover[10]	48%	11%	9%	0%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.30%[5]	0.44%[7]	5.01%[8]	919%[8,9,11]
Target 2010 Series Class I
	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.68	$9.62	$8.63	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.08	0.14	0.07	0.05
Net realized and unrealized gain (loss) on underlying series	0.25	1.10	1.12	(1.42)

Total from investment operations	0.33	1.24	1.19	(1.37)

Less distributions to shareholders:
From net investment income	(0.21)	(0.16)	(0.20)	—
From net realized gain on investments	(0.20)	(0.02)	—	—

Total distributions to shareholders	(0.41)	(0.18)	(0.20)	—

Net asset value - End of period	$10.60	$10.68	$9.62	$8.63

Net assets - End of period (000’s omitted)	$9,966	$1,465	$469	$159 [3]

Total return[4]	3.20%	13.10%	14.23%	(13.70%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[7]	0.05%[8]	0.05%[8,9]
Net investment income	0.81%	1.44%	0.83%	0.86%[9]
Series portfolio turnover[10]	48%	11%	9%	0%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.32%[5]	0.43%[7]	8.26%[8]	42,439%[8,9,11]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.69% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.
[8]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[9]	Annualized.
[10]	Reflects activity of the Series and does not include the activity of the underlying series.
[11]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.	21

Financial Highlights

Target 2020 Series Class K

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.33	$9.16	$8.14	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.20	0.13	0.02	0.04
Net realized and unrealized gain (loss) on underlying series	0.12	1.23	1.21	(1.90)

Total from investment operations	0.32	1.36	1.23	(1.86)

Less distributions to shareholders:
From net investment income	(0.19)	(0.17)	(0.21)	—
From net realized gain on investments	(0.34)	(0.02)	—	—

Total distributions to shareholders	(0.53)	(0.19)	(0.21)	—

Net asset value - End of period	$10.12	$10.33	$9.16	$8.14

Net assets - End of period (000’s omitted)	$56,290	$64,613	$30,089	$157 [3]

Total return[4]	3.14%	14.89%	15.72%	(18.60%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.29%[6,7]	0.30%[8]	0.30%[8,9]
Net investment income	1.97%	1.38%	0.28%	0.74%[9]
Series portfolio turnover[10]	49%	20%	9%	31%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.10%[5]	0.17%[7]	0.72%[8]	34,421%[8,9,11]

Target 2020 Series Class R

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.24	$9.10	$8.13	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.15	0.12	(0.05)	0.04
Net realized and unrealized gain (loss) on underlying series	0.14	1.21	1.23	(1.91)

Total from investment operations	0.29	1.33	1.18	(1.87)

Less distributions to shareholders:
From net investment income	(0.17)	(0.17)	(0.21)	—
From net realized gain on investments	(0.34)	(0.02)	—	—

Total distributions to shareholders	(0.51)	(0.19)	(0.21)	—

Net asset value - End of period	$10.02	$10.24	$9.10	$8.13

Net assets - End of period (000’s omitted)	$16,105	$12,229	$562	$81 [3]

Total return[4]	2.85%	14.72%	15.13%	(18.70%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[5]	0.52%[6,7]	0.55%[8]	0.55%[8,9]
Net investment income (loss)	1.48%	1.25%	(0.54%)	0.62%[9]
Series portfolio turnover[10]	49%	20%	9%	31%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.10%[5]	0.18%[7]	14.54%[8]	38,136%[8,9,11]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

[8]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[9]	Annualized.
[10]	Reflects activity of the Series and does not include the activity of the underlying series.
[11]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

22	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2020 Series Class C

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.21	$9.06	$8.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.10	0.02	(0.05)
Net realized and unrealized gain (loss) on underlying series	0.14	1.18	1.13	(1.85)

Total from investment operations	0.25	1.28	1.15	(1.90)

Less distributions to shareholders:
From net investment income	(0.13)	(0.11)	(0.19)	—
From net realized gain on investments	(0.34)	(0.02)	—	—

Total distributions to shareholders	(0.47)	(0.13)	(0.19)	—

Net asset value - End of period	$9.99	$10.21	$9.06	$8.10

Net assets - End of period (000’s omitted)	$4,155	$3,803	$2,123	$228,171 [3]

Total return[4]	2.42%	14.24%	14.74%	(19.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%[5]	0.98%[6,7]	1.05%[8]	1.05%[8,9]
Net investment income (loss)	1.08%	1.03%	0.25%	(1.05%)[9]
Series portfolio turnover[10]	49%	20%	9%	31%

*        The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.10%[5]	0.18%[7]	3.08%[8]	158%[8,9,11]

Target 2020 Series Class I

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.37	$9.19	$8.15	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.09	0.18	0.10	— [12]
Net realized and unrealized gain (loss) on underlying series	0.25	1.21	1.15	(1.85)

Total from investment operations	0.34	1.39	1.25	(1.85)

Less distributions to shareholders:
From net investment income	(0.21)	(0.19)	(0.21)	—
From net realized gain on investments	(0.34)	(0.02)	—	—

Total distributions to shareholders	(0.55)	(0.21)	(0.21)	—

Net asset value - End of period	$10.16	$10.37	$9.19	$8.15

Net assets - End of period (000’s omitted)	$25,262	$3,474	$1,927	$51,467 [3]

Total return[4]	3.37%	15.24%	15.98%	(18.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[7]	0.05%[8]	0.05%[8,9]
Net investment income (loss)	0.85%	1.89%	1.22%	(0.02%)[9]
Series portfolio turnover[10]	49%	20%	9%	31%

*        The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.11%[5]	0.19%[7]	2.90%[8]	871%[8,9,11]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

[8]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[9]	Annualized.
[10]	Reflects activity of the Series and does not include the activity of the underlying series.
[11]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.
[12]	Less than $0.01.

The accompanying notes are an integral part of the financial statements.	23

Financial Highlights

Target 2030 Series Class K

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.15	$8.85	$7.81	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.16	0.08	0.01	0.03
Net realized and unrealized gain (loss) on underlying series	0.16	1.36	1.20	(2.22)

Total from investment operations	0.32	1.44	1.21	(2.19)

Less distributions to shareholders:
From net investment income	(0.15)	(0.11)	(0.17)	—
From net realized gain on investments	(0.30)	(0.03)	—	—

Total distributions to shareholders	(0.45)	(0.14)	(0.17)	—

Net asset value - End of period	$10.02	$10.15	$8.85	$7.81

Net assets - End of period (000’s omitted)	$63,436	$66,235	$23,597	$118 [3]

Total return[4]	3.15%	16.34%	16.05%	(21.90%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.29%[6,7]	0.30%[8]	0.30%[8,9]
Net investment income	1.58%	0.87%	0.14%	0.54%[9]
Series portfolio turnover[10]	40%	15%	9%	—%[11]

*        The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.11%[5]	0.20%[7]	0.97%[8]	37,175%[8,9,12]

Target 2030 Series Class R
	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.09	$8.83	$7.79	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.06	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	0.19	1.35	1.26	(2.23)

Total from investment operations	0.30	1.41	1.21	(2.21)

Less distributions to shareholders:
From net investment income	(0.13)	(0.12)	(0.17)	—
From net realized gain on investments	(0.30)	(0.03)	—	—

Total distributions to shareholders	(0.43)	(0.15)	(0.17)	—

Net asset value - End of period	$9.96	$10.09	$8.83	$7.79

Net assets - End of period (000’s omitted)	$9,243	$7,162	$328	$78 [3]

Total return[4]	2.94%	16.01%	16.09%	(22.10%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[5]	0.54%[6,7]	0.55%[8]	0.55%[8,9]
Net investment income (loss)	1.11%	0.68%	(0.53%)	0.31%[9]
Series portfolio turnover[10]	40%	15%	9%	—%[11]

*        The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.11%[5]	0.18%[7]	28.67%[8]	38,768%[8,9,12]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

[8]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[9]	Annualized.
[10]	Reflects activity of the Series and does not include the activity of the underlying series.
[11]	Less than 1%.
[12]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

24	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2030 Series Class C

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.05	$8.78	$7.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.03	(0.02)	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.17	1.33	1.19	(2.22)

Total from investment operations	0.24	1.36	1.17	(2.23)

Less distributions to shareholders:
From net investment income	(0.09)	(0.06)	(0.16)	—
From net realized gain on investments	(0.30)	(0.03)	—	—

Total distributions to shareholders	(0.39)	(0.09)	(0.16)	—

Net asset value - End of period	$9.90	$10.05	$8.78	$7.77

Net assets - End of period (000’s omitted)	$2,516	$2,231	$1,034	$78 [3]

Total return[4]	2.35%	15.50%	15.57%	(22.30%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%[5]	1.00%[6,7]	1.05%[8]	1.05%[8,9]
Net investment income (loss)	0.72%	0.31%	(0.22%)	(0.17%)[9]
Series portfolio turnover[10]	40%	15%	9%	—%[11]

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.11%[5]	0.22%[7]	5.84%[8]	38,789%[8,9,12]

Target 2030 Series Class I
	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.21	$8.90	$7.82	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	0.13	0.11	0.01
Net realized and unrealized gain (loss) on underlying series	0.28	1.35	1.14	(2.19)

Total from investment operations	0.35	1.48	1.25	(2.18)

Less distributions to shareholders:
From net investment income	(0.17)	(0.14)	(0.17)	—
From net realized gain on investments	(0.30)	(0.03)	—	—

Total distributions to shareholders	(0.47)	(0.17)	(0.17)	—

Net asset value - End of period	$10.09	$10.21	$8.90	$7.82

Net assets - End of period (000’s omitted)	$20,249	$2,932	$1,316	$12,591 [3]

Total return[4]	3.47%	16.76%	16.56%	(21.80%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[7]	0.05%[8]	0.05%[8,9]
Net investment income	0.74%	1.34%	1.37%	0.16%[9]
Series portfolio turnover[10]	40%	15%	9%	—%[11]

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.12%[5]	0.22%[7]	6.18%[8]	14,979%[8,9,12]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]

Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

[8]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[9]	Annualized.
[10]	Reflects activity of the Series and does not include the activity of the underlying series.
[11]	Less than 1%.
[12]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

25

Financial Highlights

Target 2040 Series Class K

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.20	$8.79	$7.58	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.09	0.04	— [3]	0.02
Net realized and unrealized gain (loss) on underlying series	(0.02)	1.46	1.36	(2.44)

Total from investment operations	0.07	1.50	1.36	(2.42)

Less distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.15)	—
From net realized gain on investments	(0.09)	(0.03)	—	—

Total distributions to shareholders	(0.17)	(0.09)	(0.15)	—

Net asset value - End of period	$10.10	$10.20	$8.79	$7.58

Net assets - End of period (000’s omitted)	$39,853	$42,417	$12,880	$76 [4]

Total return[5]	0.70%	17.10%	18.60%	(24.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.29%[7,8]	0.30%[8]	0.30%[8,9]
Net investment income	0.88%	0.43%	0.05%	0.40%[9]
Series portfolio turnover[10]	19%	4%	7%	—%[11]

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amounts:

	0.17%[6]	0.32%[8]	2.10%[8]	28,865%[8,9,12]

Target 2040 Series Class R

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.14	$8.76	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	0.04	(0.02)	0.01
Net realized and unrealized gain (loss) on underlying series	— [3]	1.43	1.35	(2.43)

Total from investment operations	0.05	1.47	1.33	(2.42)

Less distributions to shareholders:
From net investment income	(0.06)	(0.06)	(0.15)	—
From net realized gain on investments	(0.09)	(0.03)	—	—

Total distributions to shareholders	(0.15)	(0.09)	(0.15)	—

Net asset value - End of period	$10.04	$10.14	$8.76	$7.58

Net assets - End of period (000’s omitted)	$11,475	$8,168	$504	$76 [4]

Total return[5]	0.50%	16.85%	18.21%	(24.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.52%[7,8]	0.55%[8]	0.55%[8,9]
Net investment income (loss)	0.52%	0.40%	(0.21%)	0.14%[9]
Series portfolio turnover[10]	19%	4%	7%	—%[11]

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amounts:

	0.17%[6]	0.31%[8]	16.27%[8]	28,865%[8,9,12]

1	Commencement of operations.
2	Calculated based on average shares outstanding during the period.
3	Less than $0.01.
4	Represents the whole number without rounding to the 000’s.
5

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.
7

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
9	Annualized.
10	Reflects activity of the Series and does not include the activity of the underlying series.
11	Less than 1%.
12	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

26	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2040 Series Class C

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.06	$8.70	$7.55	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.01)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on underlying series	(0.01)	1.43	1.36	(2.43)

Total from investment operations	—	1.42	1.30	(2.45)

Less distributions to shareholders:
From net investment income	(0.03)	(0.03)	(0.15)	—
From net realized gain on investments	(0.09)	(0.03)	—	—

Total distributions to shareholders	(0.12)	(0.06)	(0.15)	—

Net asset value - End of period	$9.94	$10.06	$8.70	$7.55

Net assets - End of period (000’s omitted)	$913	$875	$440	$75 [3]

Total return[4]	(0.01%)	16.32%	17.88%	(24.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%[5]	0.99%[6,7]	1.05%[7]	1.05%[7,8]
Net investment income (loss)	0.09%	(0.12%)	(0.65%)	(0.36%)[8]
Series portfolio turnover[9]	19%	4%	7%	—%[10]

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amounts:

	0.17%[5]	0.37%[7]	15.19%[7]	28,898%[7,8,11]

Target 2040 Series Class I

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.26	$8.83	$7.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04	0.08	0.07	— [12]
Net realized and unrealized gain (loss) on underlying series	0.06	1.46	1.32	(2.40)

Total from investment operations	0.10	1.54	1.39	(2.40)

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.16)	—
From net realized gain on investments	(0.09)	(0.03)	—	—

Total distributions to shareholders	(0.20)	(0.11)	(0.16)	—

Net asset value - End of period	$10.16	$10.26	$8.83	$7.60

Net assets - End of period (000’s omitted)	$11,298	$1,066	$428	$28,539 [3]

Total return[4]	0.93%	17.52%	18.86%	(24.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[7]	0.05%[7]	0.05%[7,8]
Net investment income (loss)	0.35%	0.84%	0.93%	(0.04%)[8]
Series portfolio turnover[9]	19%	4%	7%	—%[10]

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amounts:

	0.18%[5]	0.36%[7]	18.65%[7]	767%[7,8,11]

1	Commencement of operations.
2	Calculated based on average shares outstanding during the period.
3	Represents the whole number without rounding to the 000’s.
4

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.
6

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

7	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
8	Annualized.
9	Reflects activity of the Series and does not include the activity of the underlying series.
10	Less than 1%.
11	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.
12	Less than $0.01.

The accompanying notes are an integral part of the financial statements.	27

Financial Highlights

Target 2050 Series Class K

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.22	$8.85	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	0.03	(0.02)	0.02
Net realized and unrealized gain (loss) on underlying series	(0.01)	1.48	1.52	(2.44)

Total from investment operations	0.08	1.51	1.50	(2.42)

Less distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.23)	—
From net realized gain on investments	(0.02)	(0.08)	—	—

Total distributions to shareholders	(0.10)	(0.14)	(0.23)	—

Net asset value - End of period	$10.20	$10.22	$8.85	$7.58

Net assets - End of period (000’s omitted)	$18,293	$15,242	$1,047	$76 [3]

Total return[4]	0.76%	17.16%	20.71%	(24.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.30%[6,7]	0.30%[7]	0.30%[7,8]
Net investment income (loss)	0.82%	0.28%	(0.24%)	0.40%[8]
Series portfolio turnover[9]	10%	3%	46%	1%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.54%[5]	1.07%[7]	25.10%[7]	35,232%[7,8,10]

Target 2050 Series Class R
	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.16	$8.82	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	0.03	(0.05)	0.01
Net realized and unrealized gain (loss) on underlying series	— [11]	1.44	1.52	(2.43)

Total from investment operations	0.06	1.47	1.47	(2.42)

Less distributions to shareholders:
From net investment income	(0.06)	(0.05)	(0.23)	—
From net realized gain on investments	(0.02)	(0.08)	—	—

Total distributions to shareholders	(0.08)	(0.13)	(0.23)	—

Net asset value - End of period	$10.14	$10.16	$8.82	$7.58

Net assets - End of period (000’s omitted)	$2,686	$2,154	$601	$76 [3]

Total return[4]	0.56%	16.85%	20.31%	(24.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[5]	0.53%[6,7]	0.55%[7]	0.55%[7,8]
Net investment income (loss)	0.55%	0.27%	(0.50%)	0.14%[8]
Series portfolio turnover[9]	10%	3%	46%	1%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.54%[5]	1.44%[7]	242.05%[7]	35,243%[7,8,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.
[11]	Less than $0.01.

28	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Target 2050 Series Class C

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.08	$8.75	$7.55	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.04)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on underlying series	(0.01)	1.46	1.49	(2.43)

Total from investment operations	—	1.42	1.43	(2.45)

Less distributions to shareholders:
From net investment income	(0.04)	(0.01)	(0.23)	—
From net realized gain on investments	(0.02)	(0.08)	—	—

Total distributions to shareholders	(0.06)	(0.09)	(0.23)	—

Net asset value - End of period	$10.02	$10.08	$8.75	$7.55

Net assets - End of period (000’s omitted)	$948	$843	$99	$75 [3]

Total return[4]	(0.06%)	16.34%	19.84%	(24.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%[5]	1.02%[6,7]	1.05%[7]	1.05%[7,8]
Net investment income (loss)	0.09%	(0.44%)	(0.71%)	(0.36%)[8]
Series portfolio turnover[9]	10%	3%	46%	1%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.55%[5]	1.23%[7]	73.45%[7]	35,267%[7,8,10]

Target 2050 Series Class I

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.28	$8.90	$7.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.03	0.07	0.16	— [11]
Net realized and unrealized gain (loss) on underlying series	0.08	1.47	1.37	(2.40)

Total from investment operations	0.11	1.54	1.53	(2.40)

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.23)	—
From net realized gain on investments	(0.02)	(0.08)	—	—

Total distributions to shareholders	(0.13)	(0.16)	(0.23)	—

Net asset value - End of period	$10.26	$10.28	$8.90	$7.60

Net assets - End of period (000’s omitted)	$2,121	$129	$79	$17,863 [3]

Total return[4]	0.98%	17.40%	21.07%	(24.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[7]	0.05%[7]	0.05%[7,8]
Net investment income (loss)	0.25%	0.76%	2.07%	(0.03%)[8]
Series portfolio turnover[9]	10%	3%	46%	1%

*       The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.57%[5]	1.90%[7]	141.53%[7]	1,903%[7,8,10]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents the whole number without rounding to the 000’s.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

[5]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.
[6]

During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

[7]	Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.
[8]	Annualized.
[9]	Reflects activity of the Series and does not include the activity of the underlying series.
[10]	The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.
[11]	Less than $0.01.

The accompanying notes are an integral part of the financial statements.	29

Notes to Financial Statements

1.	ORGANIZATION

Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “underlying series”) in order to meet its target asset allocations and investment style. The Series are designed to provide a single investment portfolio that adjusts over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolio becomes more conservative with a larger fixed-income investment component. The financial statements of the underlying series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue four classes of shares (Class K, R, C and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2011, 7.4 billion shares have been designated in total among 34 series, of which 10 million have been designated in each of the Series for Class C common stock and 40 million have been designated in each of the Series for Class K, I and R common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Investments in the underlying series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the underlying series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities

30

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

	Target Income Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$50,760,195	$50,760,195	$—	$—

Total assets:	$50,760,195	$50,760,195	$—	$—

	Target 2010 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$40,555,209	$40,555,209	$—	$—

Total assets:	$40,555,209	$40,555,209	$—	$—

	Target 2020 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$101,860,700	$101,860,700	$—	$—

Total assets:	$101,860,700	$101,860,700	$—	$—

	Target 2030 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$95,484,571	$95,484,571	$—	$—

Total assets:	$95,484,571	$95,484,571	$—	$—

	Target 2040 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$63,575,247	$63,575,247	$—	$—

Total assets:	$63,575,247	$63,575,247	$—	$—

31

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Target 2050 Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Mutual funds	$24,069,850	$24,069,850	$—	$—

Total assets:	$24,069,850	$24,069,850	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2010 or October 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the underlying series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes

32

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2011, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2008 through October 31, 2011. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the underlying series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of

33

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)

all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2020, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the underlying series. For the year ended October 31, 2011, the Advisor reimbursed expenses of $109,376 for Target Income Series, $115,841 for Target 2010 Series, $98,879 for Target 2020 Series, $99,184 for Target 2030 Series, $105,975 for Target 2040 Series and $120,335 for Target 2050 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K, Class R and Class C shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares, 0.50% of average daily net assets attributable to Class R shares, and 1.00% of average daily net assets attributable to Class C shares. There are no distribution and services fees on the Class I shares of each Series. The fees are accrued daily and paid monthly.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The fee rates for these Series are as follows: An annual fee related to Fund Accounting and administration of 0.0025% of the average daily net assets with an annual base fee of $40,500 per series. Transfer Agent Fees are charged to the Fund on a per account basis. Additionally, certain cusip-based and out-of-pocket expenses are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

34

Notes to Financial Statements (continued)

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2011, purchases and sales of underlying series were as follows:

Series	Purchases	Sales
Target Income Series	$10,016,248	$6,843,251
Target 2010 Series	$23,570,344	$18,146,381
Target 2020 Series	$63,584,513	$46,388,121
Target 2030 Series	$52,100,258	$36,335,474
Target 2040 Series	$23,257,853	$11,698,299
Target 2050 Series	$8,191,563	$2,284,932

5.	INVESTMENTS IN AFFILIATED ISSUERS

A summary of the Funds’ transactions in the shares of affiliated issuers during the year ended October 31, 2011 is set forth below:

Target Income Series	Value at 10/31/10	Purchase Cost	Sales Proceeds	Value at 10/31/11	Shares Held at 10/31/11	Dividend Income 10/31/10 through 10/31/11	Distributions and Net Realized Gain 10/31/10 through 10/31/11
Manning & Napier Pro-Blend® Conservative Term Series - Class I	$48,747,964	$10,016,248	$6,843,251	$50,760,195	4,721,879	$1,161,894	$2,540,434

	$48,747,964	$10,016,248	$6,843,251	$50,760,195		$1,161,894	$2,540,434

Target 2010 Series	Value at 10/31/10	Purchase Cost	Sales Proceeds	Value at 10/31/11	Shares Held at 10/31/11	Dividend Income 10/31/10 through 10/31/11	Distributions and Net Realized Gain 10/31/10 through 10/31/11
Manning & Napier Pro-Blend® Moderate Term Series - Class I	$35,284,308	$13,565,678	$16,194,320	$32,326,819	3,078,744	$686,544	$3,651,811
Manning & Napier Pro-Blend® Conservative Term Series - Class I	—	10,004,666	1,952,061	8,228,390	765,432	57,958	52,694

	$35,284,308	$23,570,344	$18,146,381	$40,555,209		$744,502	$3,704,505

35

Notes to Financial Statements (continued)

5.	INVESTMENTS IN AFFILIATED ISSUERS (continued)

Target 2020 Series	Value at 10/31/10	Purchase Cost	Sales Proceeds	Value at 10/31/11	Shares Held at 10/31/11	Dividend Income 10/31/10 through 10/31/11	Distributions and Net Realized Gain 10/31/10 through 10/31/11
Manning & Napier Pro-Blend® Extended Term Series - Class I	$67,490,359	$28,108,022	$35,383,719	$60,936,279	5,870,547	$1,464,782	$6,573,652
Manning & Napier Pro-Blend® Moderate Term Series - Class I	16,670,719	35,476,491	11,004,402	40,924,421	3,897,564	513,695	874,478

	$84,161,078	$63,584,513	$46,388,121	$101,860,700		$1,978,477	$7,448,130

Target 2030 Series	Value at 10/31/10	Purchase Cost	Sales Proceeds	Value at 10/31/11	Shares Held at 10/31/11	Dividend Income 10/31/10 through 10/31/11	Net Realized Gain 10/31/10 through 10/31/11
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$31,260,145	$7,842,060	$21,467,644	$18,521,072	1,830,145	$300,131	$3,756,954
Manning & Napier Pro-Blend® Extended Term Series - Class I	47,333,581	44,258,198	14,867,830	76,963,499	7,414,595	1,275,842	3,099,686

	$78,593,726	$52,100,258	$36,335,474	$95,484,571		$1,575,973	$6,856,640

Target 2040 Series	Value at 10/31/10	Purchase Cost	Sales Proceeds	Value at 10/31/11	Shares Held at 10/31/11	Dividend Income 10/31/10 through 10/31/11	Net Realized Gain 10/31/10 through 10/31/11
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$52,547,985	$23,257,853	$11,698,299	$63,575,247	6,282,139	$678,877	$3,464,524

	$52,547,985	$23,257,853	$11,698,299	$63,575,247		$678,877	$3,464,524

Target 2050 Series	Value at 10/31/10	Purchase Cost	Sales Proceeds	Value at 10/31/11	Shares Held at 10/31/11	Dividend Income 10/31/10 through 10/31/11	Net Realized Gain 10/31/10 through 10/31/11
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$18,366,922	$8,191,563	$2,284,932	$24,069,850	2,378,444	$240,788	$457,861

	$18,366,922	$8,191,563	$2,284,932	$24,069,850		$240,788	$457,861

36

Notes to Financial Statements (continued)

6.	CAPITAL STOCK TRANSACTIONS

Transactions in Class K, Class R, Class C and Class I shares:

	For the Year		For the Year		For the Year		For the Year
Target	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Income	Class K		Class K		Class R		Class R
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	362,556	$3,910,102	448,219	$4,604,788	44,775	$479,118	32,298	$334,064
Reinvested	182,292	1,912,025	93,872	953,592	1,095	11,394	107	1,091
Repurchased	(684,328)	(7,414,278)	(443,760)	(4,605,012)	(26,311)	(283,256)	(5,980)	(65,129)

Total	(139,480)	$(1,592,151)	98,331	$953,368	19,559	$207,256	26,425	$270,026

	For the Year		For the Year		For the Year		For the Year
Target	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Income	Class C		Class C		Class I		Class I
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	25,545	$271,238	86,050	$881,565	393,080	$4,289,430	27,493	$284,781
Reinvested	3,384	34,894	556	5,571	1,499	15,852	499	5,082
Repurchased	(5,620)	(59,932)	(9,325)	(94,978)	(48,088)	(516,123)	(6,772)	(72,022)

Total	23,309	$246,200	77,281	$792,158	346,491	$3,789,159	21,220	$217,841

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2010	Class K		Class K		Class R		Class R
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	310,020	$3,277,958	1,243,416	$12,287,574	282,494	$2,963,932	375,115	$3,683,609
Reinvested	97,770	1,009,250	30,080	294,419	12,839	131,556	3,588	34,905
Repurchased	(790,894)	(8,561,266)	(297,763)	(2,998,485)	(175,273)	(1,841,204)	(62,518)	(626,115)

Total	(383,104)	$(4,274,058)	975,733	$9,583,508	120,060	$1,254,284	316,185	$3,092,399

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2010	Class C		Class C		Class I		Class I
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	49,120	$518,688	134,180	$1,323,150	957,674	$10,313,222	125,923	$1,266,774
Reinvested	6,272	63,974	1,573	15,238	5,512	57,166	1,590	15,623
Repurchased	(75,224)	(789,515)	(77,293)	(756,993)	(160,530)	(1,697,468)	(39,049)	(394,126)

Total	(19,832)	$(206,853)	58,460	$581,395	802,656	$8,672,920	88,464	$888,271

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2020	Class K		Class K		Class R		Class R
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	1,675,922	$17,119,288	3,428,623	$32,716,250	595,012	$6,051,043	1,271,570	$12,079,873
Reinvested	338,950	3,377,391	75,864	715,478	65,420	645,605	11,223	105,035
Repurchased	(2,707,061)	(28,217,949)	(537,212)	(5,209,739)	(247,831)	(2,501,394)	(149,951)	(1,441,758)

Total	(692,189)	$(7,721,270)	2,967,275	$28,221,989	412,601	$4,195,254	1,132,842	$10,743,150

37

Notes to Financial Statements (continued)

6.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2020	Class C		Class C		Class I		Class I
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	145,377	$1,473,638	154,981	$1,470,332	2,300,696	$24,268,461	205,330	$1,990,302
Reinvested	19,531	192,191	4,034	37,601	21,490	215,042	5,874	55,517
Repurchased	(121,172)	(1,213,890)	(20,942)	(199,108)	(170,809)	(1,740,310)	(85,824)	(827,830)

Total	43,736	$451,939	138,073	$1,308,825	2,151,377	$22,743,193	125,380	$1,217,989

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2030	Class K		Class K		Class R		Class R
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	1,386,806	$14,122,320	4,443,289	$41,866,032	364,895	$3,702,652	715,219	$6,782,144
Reinvested	304,172	3,037,140	50,346	466,037	31,015	307,921	2,715	25,049
Repurchased	(1,889,426)	(19,955,578)	(633,539)	(5,919,500)	(177,715)	(1,812,551)	(45,359)	(420,314)

Total	(198,448)	$(2,796,118)	3,860,096	$36,412,569	218,195	$2,198,022	672,575	$6,386,879

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2030	Class C		Class C		Class I		Class I
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	52,873	$542,800	122,492	$1,143,648	1,840,303	$19,567,214	189,980	$1,812,436
Reinvested	9,025	89,165	1,262	11,572	14,752	148,301	3,434	31,915
Repurchased	(29,974)	(296,887)	(19,514)	(180,906)	(136,151)	(1,397,422)	(54,152)	(524,884)

Total	31,924	$335,078	104,240	$974,314	1,718,904	$18,318,093	139,262	$1,319,467

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2040	Class K		Class K		Class R		Class R
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	856,765	$8,988,768	2,916,361	$27,809,525	509,743	$5,324,802	853,099	$7,955,763
Reinvested	73,655	769,848	16,658	155,303	13,209	137,125	3,551	32,952
Repurchased	(1,142,322)	(12,527,615)	(241,369)	(2,289,814)	(184,893)	(1,905,669)	(108,866)	(1,031,969)

Total	(211,902)	$(2,768,999)	2,691,650	$25,675,014	338,059	$3,556,258	747,784	$6,956,746

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2040	Class C		Class C		Class I		Class I
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	16,846	$177,697	36,243	$341,034	1,065,270	$11,761,116	84,367	$801,764
Reinvested	972	10,017	278	2,566	2,453	25,804	913	8,537
Repurchased	(12,994)	(140,032)	(123)	(1,158)	(59,387)	(607,022)	(29,792)	(289,459)

Total	4,824	$47,682	36,398	$342,442	1,008,336	$11,179,898	55,488	$520,842

38

Notes to Financial Statements (continued)

6.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2050	Class K		Class K		Class R		Class R
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	500,328	$5,260,037	1,409,255	$13,529,763	97,759	$1,032,883	167,914	$1,555,085
Reinvested	15,172	160,264	3,364	31,422	1,712	17,956	1,003	9,326
Repurchased	(212,628)	(2,326,688)	(39,869)	(375,994)	(46,362)	(491,564)	(25,066)	(232,676)

Total	302,872	$3,093,613	1,372,750	$13,185,191	53,109	$559,275	143,851	$1,331,735

	For the Year		For the Year		For the Year		For the Year
	Ended 10/31/11		Ended 10/31/10		Ended 10/31/11		Ended 10/31/10
Target 2050	Class C		Class C		Class I		Class I
Series:	Shares	Amounts	Shares	Amounts	Shares	Amounts	Shares	Amounts
Sold	20,449	$208,493	77,153	$722,745	204,951	$2,262,297	10,214	$94,790
Reinvested	470	4,883	123	1,139	186	1,982	152	1,421
Repurchased	(9,960)	(108,643)	(4,884)	(45,731)	(10,896)	(115,051)	(6,646)	(62,642)

Total	10,959	$104,733	72,392	$678,153	194,241	$2,149,228	3,720	$33,569

At October 31, 2011, one omnibus account owned the following in Target Income Series and Target 2050 Series and three omnibus accounts owned the following in Target 2010 Series, Target 2020 Series, Target 2030 Series and Target 2040 Series:

Series	Shares Owned	Percentage of Series Shares Outstanding	Value
Target Income Series	3,643,747	77.9%	$39,571,089
Target 2010 Series	2,462,612	64.2%	26,024,786
Target 2020 Series	6,201,050	61.6%	62,820,622
Target 2030 Series	6,759,320	71.1%	67,825,832
Target 2040 Series	4,220,095	67.1%	42,674,480
Target 2050 Series	1,583,213	67.1%	16,148,768

Investment activities of these shareholders may have a material effect on the Series.

7.	FINANCIAL INSTRUMENTS

The underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2011.

39

Notes to Financial Statements (continued)

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions were as follows:

	Target Income Series	Target 2010 Series	Target 2020 Series	Target 2030 Series	Target 2040 Series	Target 2050 Series
Ordinary income (2011)	$1,599,338	$601,589	$1,631,943	$3,092,457	$518,465	$179,306
Ordinary income (2010)	$969,933	$360,854	$913,781	$534,869	$199,683	$43,339
Long-term capital gain (2011)	$384,742	$664,538	$2,798,828	$490,387	$425,201	$5,994
Long-term capital gain (2010)	$—	$—	$—	$—	$—	$—

At October 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

	Target Income Series	Target 2010 Series	Target 2020 Series	Target 2030 Series	Target 2040 Series	Target 2050 Series
Cost for federal income tax purposes	$45,336,398	$39,463,520	$99,729,630	$93,412,814	$61,818,937	$23,411,795
Unrealized appreciation	$5,425,936	$1,091,782	$2,133,781	$2,076,522	$1,756,311	$658,059
Unrealized depreciation	(2,139)	(93)	(2,711)	(4,765)	(1)	(4)

Net unrealized appreciation	$5,423,797	$1,091,689	$2,131,070	$2,071,757	$1,756,310	$658,055

Undistributed ordinary income	89,179	115,033	179,712	156,358	61,609	18,986
Undistributed long-term capital gains	2,080,372	3,648,473	7,433,823	6,847,739	3,458,166	457,159
Capital loss carryover	—	—	—	—	1,390	2,359

At October 31, 2011, Target 2040 Series and Target 2050 Series had capital loss carryovers of $1,390 and $2,359, respectively, which are subject to limitations under Section 382-384 of The Internal Revenue Code, and are available to the extent allowed by tax law to offset future net capital gains, if any, which will expire on October 31, 2017 for both the Target 2040 Series and Target 2050 Series.

Target 2040 Series and Target 2050 Series utilized $2,789 and $675, respectively, in capital loss carryovers in the current year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Series’ fiscal year beginning after October 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Series’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

40

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

New York, New York

December 21, 2011

41

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, each of the Series designates for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$402,167
Target 2010 Series	233,751
Target 2020 Series	1,000,225
Target 2030 Series	1,305,495
Target 2040 Series	518,465
Target 2050 Series	179,306

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	12.89%
Target 2010 Series	23.94%
Target 2020 Series	37.93%
Target 2030 Series	31.45%
Target 2040 Series	100.00%
Target 2050 Series	100.00%

The percentage of ordinary income distribution paid by the Series during the year ended October 31, 2011 which was derived from U.S. Treasury securities is as follows:

Series	U.S. Treasury%
Target Income Series	5.95%
Target 2010 Series	5.89%
Target 2020 Series	6.20%
Target 2030 Series	2.13%
Target 2040 Series	1.26%
Target 2050 Series	1.28%

The law varies in each state as to whether and what percentage of dividend income attributable to U.S. Treasury securities is exempt from state and local income tax. It is recommended that you consult your tax advisor to determine if any portion of the dividends you received is exempt from income taxes.

42

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

43

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A

44

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC & Affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.
[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

45

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s
(SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and / or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNTGT-10/11-AR

DIVIDEND FOCUS SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market momentum has been driven by sentiment and macroeconomic news over the past twelve months. The year started on a strong note, with equities rallying from the end of 2010 into the beginning of 2011 amid optimism about positive economic developments. However, the markets fluctuated during the second quarter as investors reacted to a series of external shocks, including the Middle East crisis and Japan natural disaster. Volatility accelerated significantly during the third quarter of 2011 driven by a combination of inconsistent economic data, a downgrade of the U.S. credit rating, and escalating tensions across much of Europe. These stresses resulted in widespread pessimism, a broad decline in investors’ risk appetite, and a notable market pull-back. Nonetheless, the ebb and flow continued into October, with stocks bouncing back meaningfully over the last month of the fiscal year.

Despite pronounced swings, the U.S. equity markets advanced over the last year. For the twelve months ended October 2011, the Russell 3000® Index gained 7.90%, aided by the double-digit rebound in October. Growth stocks generally exceeded value stocks, with the Russell 1000® Value Index earning 6.16% over the one-year period and the Russell 1000® Growth Index returning 9.92%. In this volatile market environment, the Dividend Focus Series produced strong absolute and relative returns. At 10.17%, the Series’ results outpaced both the S&P 500 and the Russell 1000® Value Indices.

The Dividend Focus Series uses a quantitative investment approach to target companies that possess high dividends, high free cash flow, and a low risk of financial distress. The Series seeks to provide competitive equity returns, as well as dampening volatility during market downturns. Given this risk aversion, the Series has less than a 1% allocation to the Financials sector, which continues to face macroeconomic challenges such as indebted consumers, persistently high unemployment, a fragile housing market, and continued loan losses. This near avoidance of financial companies noticeably boosted performance relative to the benchmark over the past year.

The Series benefited from several other sector allocation decisions as well. In particular, the Series had larger allocations to the Health Care and Energy sectors than the benchmark, which aided relative results for the one-year period ending October 2011. Meanwhile, individual stock selections had a generally neutral impact on the Series’ relative returns.

Despite ups and downs over the past year, Manning & Napier maintains a slow growth view of the economy. However, we remind investors that embedded in our outlook is the potential for shorter economic cycles and ongoing shifts in investor sentiment. A slow growth economy is more susceptible to shocks that broadly influence investor confidence and risk appetite, and we’ve witnessed several this year (i.e., Middle East crisis, Japan disaster, Eurozone debt flare-up, U.S. budget debate). Amidst the volatility, we believe it is important to not get caught up in short-term fluctuations and instead to focus on the fundamentals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Performance Update as of October 31, 2011 (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Since Inception[2]
Manning & Napier Fund, Inc. - Dividend Focus Series[3]	10.17%	12.82%
Russell 1000® Value Index[4]	6.16%	10.28%
Standard & Poor’s (S&P) 500 Total Return Index[4]	8.09%	12.94%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dividend Focus Series from its inception2 (November 7, 2008) to present (October 31, 2011) to the Russell 1000® Value Index and the S&P 500 Total Return Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]	Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ inception date.
[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this annualized net expense ratio was 0.60%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.05% for the year ended October 31, 2011.

[4]

The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11
Actual	$1,000.00	$966.60	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

*

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2011 (unaudited)

4

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS - 98.0%

Consumer Discretionary - 7.7%
Auto Components - 0.1%
Magna International, Inc. (Canada)	2,177	$83,053

Distributors - 0.2%
Genuine Parts Co.	2,689	154,429

Hotels, Restaurants & Leisure - 2.6%
Darden Restaurants, Inc.	1,770	84,748
McDonald’s Corp.	17,596	1,633,789
Yum! Brands, Inc.	6,093	326,402

		2,044,939

Household Durables - 0.2%
Garmin Ltd. - ADR (Switzerland)	2,841	97,702
Whirlpool Corp.	1,275	64,783

		162,485

Leisure Equipment & Products - 0.3%
Hasbro, Inc.	1,893	72,048
Mattel, Inc.	5,988	169,101

		241,149

Media - 1.3%
The McGraw-Hill Companies, Inc.	5,371	228,267
Omnicom Group, Inc.	3,945	175,474
Pearson plc - ADR (United Kingdom)	11,816	217,414
Thomson Reuters Corp.	14,193	421,106

		1,042,261

Multiline Retail - 0.8%
Kohl’s Corp.	2,611	138,409
Nordstrom, Inc.	2,033	103,053
Target Corp.	6,128	335,508

		576,970

Specialty Retail - 1.9%
Best Buy Co., Inc.	3,443	90,310
The Gap, Inc.	5,160	97,524
The Home Depot, Inc.	28,211	1,009,954
Limited Brands, Inc.	5,193	221,793
Staples, Inc.	6,779	101,414

		1,520,995

Textiles, Apparel & Luxury Goods - 0.3%
VF Corp.	1,837	253,910

Total Consumer Discretionary		6,080,191

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples - 22.6%
Beverages - 5.8%
Brown-Forman Corp. - Class B	1,836	$137,204
The Coca-Cola Co.	39,382	2,690,578
PepsiCo, Inc.	27,625	1,738,994

		4,566,776

Food & Staples Retailing - 3.6%
Delhaize Group S.A. - ADR (Belgium)	1,359	88,783
SYSCO Corp.	9,921	275,010
Wal-Mart Stores, Inc.	43,892	2,489,554

		2,853,347

Food Products - 4.3%
Archer-Daniels-Midland Co.	8,119	234,964
Campbell Soup Co.	5,642	187,597
ConAgra Foods, Inc.	3,952	100,104
General Mills, Inc.	11,319	436,121
H.J. Heinz Co.	5,512	294,561
The Hershey Co.	3,837	219,591
Hormel Foods Corp.	3,495	102,998
The J.M. Smucker Co.	1,958	150,805
Kellogg Co.	6,427	348,408
Kraft Foods, Inc. - Class A	28,842	1,014,662
McCormick & Co., Inc. - NVS	2,240	108,774
Sara Lee Corp.	10,902	194,056

		3,392,641

Household Products - 4.5%
Clorox Co.	1,191	79,725
Colgate-Palmolive Co.	6,401	578,458
Kimberly-Clark Corp.	6,859	478,141
The Procter & Gamble Co.	37,409	2,393,802

		3,530,126

Personal Products - 0.1%
Avon Products, Inc.	6,648	121,525

Tobacco - 4.3%
Altria Group, Inc.	37,034	1,020,287
Lorillard, Inc.	2,583	285,835
Philip Morris International, Inc.	29,654	2,071,925

		3,378,047

Total Consumer Staples		17,842,462

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy - 15.5%
Oil, Gas & Consumable Fuels - 15.5%
BP plc - ADR (United Kingdom)	27,338	$1,207,793
Chevron Corp.	28,899	3,035,840
ConocoPhillips	23,958	1,668,675
Exxon Mobil Corp.	34,644	2,705,350
Sasol Ltd. - ADR (South Africa)	9,516	430,504
Statoil ASA - ADR (Norway)	39,609	1,007,257
Total S.A. - ADR (France)	41,510	2,170,973

Total Energy		12,226,392

Financials - 0.4%
Insurance - 0.4%
Marsh & McLennan Companies, Inc.	9,391	287,552

Health Care - 21.6%
Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	7,985	439,015
Becton, Dickinson and Co.	2,952	230,935
Medtronic, Inc.	8,985	312,139

		982,089

Health Care Providers & Services - 0.2%
Cardinal Health, Inc.	2,877	127,365

Pharmaceuticals - 20.2%
Abbott Laboratories	25,597	1,378,910
AstraZeneca plc - ADR (United Kingdom)	24,183	1,158,607
Bristol-Myers Squibb Co.	28,691	906,349
Eli Lilly & Co.	19,868	738,295
GlaxoSmithKline plc - ADR (United Kingdom)	44,025	1,971,880
Johnson & Johnson	48,495	3,122,593
Merck & Co., Inc.	52,403	1,807,903
Novartis AG - ADR (Switzerland)	23,417	1,322,358
Pfizer, Inc.	141,543	2,726,118
Sanofi - ADR (France)	23,184	828,828

		15,961,841

Total Health Care		17,071,295

Industrials - 11.9%
Aerospace & Defense - 4.2%
The Boeing Co.	6,402	421,188
General Dynamics Corp.	5,148	330,450
Honeywell International, Inc.	12,094	633,726
ITT Corp.	2,342	106,795
Lockheed Martin Corp.	4,604	349,444

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp.	5,055	$291,926
Raytheon Co.	4,847	214,189
United Technologies Corp.	12,131	945,975

		3,293,693

Air Freight & Logistics - 0.8%
United Parcel Service, Inc. - Class B	8,687	610,175

Commercial Services & Supplies - 0.4%
Pitney Bowes, Inc.	3,514	71,615
Waste Management, Inc.	8,269	272,298

		343,913

Electrical Equipment - 1.8%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	31,083	584,671
Cooper Industries plc (Ireland)	3,022	158,534
Emerson Electric Co.	13,404	645,000

		1,388,205

Industrial Conglomerates - 3.1%
3M Co.	11,947	944,052
Koninklijke Philips Electronics N.V. - NY Shares (Netherlands)	16,686	347,903
Siemens AG - ADR (Germany)	8,269	867,997
Tyco International Ltd. (Switzerland)	7,136	325,045

		2,484,997

Machinery - 1.0%
Dover Corp.	3,151	174,975
Eaton Corp.	3,056	136,970
Illinois Tool Works, Inc.	8,638	420,066
Stanley Black & Decker, Inc.	1,430	91,305

		823,316

Road & Rail - 0.3%
Norfolk Southern Corp.	3,126	231,293

Trading Companies & Distributors - 0.3%
Mitsui & Co. Ltd. - ADR (Japan)	857	252,815

Total Industrials		9,428,407

Information Technology - 10.0%
Communications Equipment - 1.1%
Harris Corp.	1,616	61,004
Nokia Corp. - ADR (Finland)	49,623	333,963
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	45,897	477,788

		872,755

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity Ltd. - ADR (Switzerland)	3,899	$138,609

IT Services - 0.8%
Automatic Data Processing, Inc.	8,241	431,251
Paychex, Inc.	6,163	179,590

		610,841

Office Electronics - 0.7%
Canon, Inc. - ADR (Japan)	11,871	540,724

Semiconductors & Semiconductor Equipment - 4.8%
Analog Devices, Inc.	2,745	100,385
Applied Materials, Inc.	11,235	138,415
Intel Corp.	90,377	2,217,852
Linear Technology Corp.	3,996	129,111
STMicroelectronics N.V. - NY Shares (Switzerland)	8,249	57,166
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	89,486	1,129,313

		3,772,242

Software - 2.4%
Microsoft Corp.	72,929	1,942,099

Total Information Technology		7,877,270

Materials - 4.1%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	1,898	163,494
E.I. du Pont de Nemours & Co.	15,871	762,919
International Flavors & Fragrances, Inc.	1,393	84,360
PPG Industries, Inc.	2,679	231,492
The Sherwin-Williams Co.	1,368	113,147

		1,355,412

Metals & Mining - 2.3%
BHP Billiton plc - ADR (United Kingdom)	25,044	1,577,021
Southern Copper Corp.	7,606	233,352

		1,810,373

Paper & Forest Products - 0.1%
International Paper Co.	3,865	107,061

Total Materials		3,272,846

Telecommunication Services - 2.5%
Diversified Telecommunication Services - 0.5%
Chunghwa Telecom Co. Ltd. - ADR (Taiwan)	12,040	404,905

Wireless Telecommunication Services - 2.0%
NTT DoCoMo, Inc. - ADR (Japan)	59,200	1,053,168

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
Philippine Long Distance Telephone Co. - ADR (Philippines)	2,816	$156,401
Rogers Communications, Inc. - Class B (Canada)	7,764	282,221
Turkcell Iletisim Hizmetleri AS - ADR (Turkey)*	8,140	100,285

		1,592,075

Total Telecommunication Services		1,996,980

Utilities - 1.7%
Electric Utilities - 1.0%
Companhia Energetica de Minas Gerais (CEMIG) - ADR (Brazil)	7,601	129,521
Enersis S.A. - ADR (Chile)	9,012	176,906
Entergy Corp.	1,507	104,239
Exelon Corp.	8,851	392,896

		803,562

Independent Power Producers & Energy Traders - 0.2%
Empresa Nacional de Electricidad S.A. - ADR (Chile)	3,801	183,360

Multi-Utilities - 0.4%
Public Service Enterprise Group, Inc.	8,445	284,597

Water Utilities - 0.1%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) - ADR (Brazil)	2,090	113,403

Total Utilities		1,384,922

TOTAL COMMON STOCKS (Identified Cost $78,296,012)		77,468,317

SHORT-TERM INVESTMENTS - 1.9%
Dreyfus Cash Management, Inc. - Institutional Shares[1] , 0.05% (Identified Cost $1,458,116)	1,458,116	1,458,116

TOTAL INVESTMENTS - 99.9% (Identified Cost $79,754,128)		78,926,433
OTHER ASSETS, LESS LIABILITIES - 0.1%		101,811

NET ASSETS - 100%		$79,028,244

ADR - American Depository Receipt

NVS - Non-Voting Shares

*	Non-income producing security
[1]	Rate shown is the current yield as of October 31, 2011.

10	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2011

ASSETS:
Investments, at value (identified cost $79,754,128) (Note 2)	$78,926,433
Receivable for fund shares sold	142,180
Dividends receivable	80,145
Foreign tax reclaims receivable	189

TOTAL ASSETS	79,148,947

LIABILITIES:

Accrued management fees (Note 3)	16,719
Accrued fund accounting and administration fees (Note 3)	10,603
Accrued transfer agent fees (Note 3)	1,725
Accrued Chief Compliance Officer service fees (Note 3)	233
Payable for fund shares repurchased	43,575
Audit fees payable	29,207
Registration and filing fees payable	9,218
Other payables and accrued expenses	9,423

TOTAL LIABILITIES	120,703

TOTAL NET ASSETS	$79,028,244

NET ASSETS CONSIST OF:

Capital stock	$66,072
Additional paid-in-capital	79,503,499
Undistributed net investment income	152,467
Accumulated net realized gain on investments	133,901
Net unrealized depreciation on investments	(827,695)

TOTAL NET ASSETS	$79,028,244

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($79,028,244/6,607,241 shares)	$11.96

The accompanying notes are an integral part of the financial statements.	11

Statement of Operations

For the Year Ended October 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $11,653)	$653,891

EXPENSES:

Management fees (Note 3)	97,846
Fund accounting and administration fees (Note 3)	40,037
Transfer agent fees (Note 3)	3,896
Chief Compliance Officer service fees (Note 3)	2,637
Directors’ fees (Note 3)	199
Audit fees	27,579
Registration and filing fees	26,189
Custodian fees	12,034
Printing fees	8,964
Miscellaneous	7,995

Total Expenses	227,376
Less reduction of expenses (Note 3)	(96,914)

Net Expenses	130,462

NET INVESTMENT INCOME	523,429

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	151,167
Net change in unrealized appreciation (depreciation) on investments	(1,016,872)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(865,705)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(342,276)

12	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$523,429	$67,054
Net realized gain (loss) on investments	151,167	276,470
Net change in unrealized appreciation (depreciation) on investments	(1,016,872)	(72,060)

Net increase (decrease) from operations	(342,276)	271,464

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(387,291)	(65,478)
From net realized gain on investments	(280,255)	(765)

Total distributions to shareholders	(667,546)	(66,243)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	77,394,902	393,548

Net increase in net assets	76,385,080	598,769

NET ASSETS:

Beginning of year	2,643,164	2,044,395

End of year (including undistributed net investment income of $152,467 and $16,249, respectively)	$79,028,244	$2,643,164

The accompanying notes are an integral part of the financial statements.	13

Financial Highlights

	For the Years Ended		For the Period 11/7/08[1] to 10/31/09
	10/31/11	10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.41	$11.38	$10.00

Income from investment operations:
Net investment income[2]	0.27	0.36	0.34
Net realized and unrealized gain on investments	0.88	1.02	1.22

Total from investment operations	1.15	1.38	1.56

Less distributions to shareholders:
From net investment income	(0.30)	(0.35)	(0.18)
From net realized gain on investments	(1.30)	— [3]	—

Total distributions to shareholders	(1.60)	(0.35)	(0.18)

Net asset value - End of period	$11.96	$12.41	$11.38

Net assets - End of period (000’s omitted)	$79,028	$2,643	$2,044

Total return[4]	10.17%	12.32%	15.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.60%	0.60%	0.60%[5]
Net investment income	2.41%	2.99%	3.33%[5]
Portfolio turnover	8%	73%	28%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.45%	5.01%	6.21%[5]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Less than $0.01 per share.
[4]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

[5]	Annualized.

14	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Dividend Focus Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns through a passive quantitative investment approach.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2011, 7.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as Dividend Focus Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and

15

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*:
Consumer Discretionary	$6,080,191	$6,080,191	$—	$—
Consumer Staples	17,842,462	17,842,462	—	—
Energy	12,226,392	12,226,392	—	—
Financials	287,552	287,552	—	—
Health Care	17,071,295	17,071,295	—	—
Industrials	9,428,407	9,428,407	—	—
Information Technology	7,877,270	7,877,270	—	—
Materials	3,272,846	3,272,846	—	—
Telecommunication Services	1,996,980	1,996,980	—	—
Utilities	1,384,922	1,384,922	—	—
Mutual funds	1,458,116	1,458,116	—	—

Total assets	$78,926,433	$78,926,433	$—	$—

*	Includes common stock, warrants and rights.

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2010 or October 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04,“Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

16

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2009 and the years ended October 31, 2010 through October 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

17

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.60% of average daily net assets each year. Accordingly, the Advisor waived fees of $96,914 for the year ended October 31, 2011, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

18

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $77,754,487 and $1,996,564, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Dividend Focus Series were:

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Sold	6,736,803	$81,351,801	133,419	$1,584,314
Reinvested	44,413	505,619	5,230	62,470
Repurchased	(386,985)	(4,462,518)	(105,342)	(1,253,236)

Total	6,394,231	$77,394,902	33,307	$393,548

At October 31, 2011, two omnibus accounts owned 3,590,853 shares of the Series (54.4% of shares outstanding) valued at $42,946,605. In addition, the Advisor owned 59,909 shares (0.9% of shares outstanding) valued at $716,509 and the retirement plan of the Advisor and its affiliates owned 132,712 shares of the Series (2% of shares outstanding) valued at $1,587,232. Investment activities of these shareholders may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2011.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

19

Notes to Financial Statements (continued)

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under in come tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
Ordinary income	$467,218	$66,177
Long-term capital gains	200,328	66

At October 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$79,804,476
Unrealized appreciation	$1,301,981
Unrealized depreciation	(2,180,024)

Net unrealized depreciation	$(878,043)

Undistributed ordinary income	164,192
Undistributed long-term capital gains	172,524

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long-term losses. In general, the provisions of the Act will be effective for the Series’ fiscal year beginning after October 31, 2011. Relevant information regarding the impact of the Act on the Fund will be contained within this section of the Fund’s fiscal year ending October 31, 2012 financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dividend Focus Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dividend Focus Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

December 21, 2011

21

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $424,759 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 81.31%.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A

24

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC & Affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.
[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and / or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNDIV-10/11-AR

OVERSEAS SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market momentum has been driven by sentiment and macroeconomic news over the past twelve months. The year started on a strong note, with equities rallying from the end of 2010 into the beginning of 2011 amid optimism about positive economic developments. However, the markets fluctuated during the second quarter as investors reacted to a series of external shocks, including the Middle East crisis and Japan natural disaster. Volatility accelerated significantly during the third quarter of 2011 driven by a combination of inconsistent economic data, a downgrade of the U.S. credit rating, and escalating tensions across much of Europe. These stresses resulted in widespread pessimism, a broad decline in investors’ risk appetite, and a notable market pull-back. Nonetheless, the ebb and flow continued into October, with stocks bouncing back meaningfully over the last month of the fiscal year.

Amid the substantial increase in market volatility during the year, international equities generally declined in the twelve months through October 2011. Stocks rallied sharply in the last month of the period, but the Morgan Stanley Capital International (MSCI) All Country World ex U.S. (ACWIxUS) still lost ground over the past year, falling 4.66%.

The Overseas Series also experienced declines over the past twelve months, falling 5.61%. That being said, the Series continues to provide competitive absolute and relative results over the current international stock market cycle, which includes both a bull and a bear market. Over this current cycle, the Overseas Series has earned an annualized return of 11.37% compared to an 11.24% return for the MSCI ACWIxUS benchmark.

Over the last twelve months, the Overseas Series generally benefited from sector positioning while specific equity selections challenged relative performance. During the period the Series maintained a smaller allocation to the Financials sector as compared to the benchmark as concern over capital levels and asset quality continue to weigh on the long term outlook for the sector, particularly in the European banking industry. Defensive sectors generally outperformed during the year, and this helped the Series on a relative basis owing to its larger position in the Consumer Staples sector relative to the MSCI ACWIxUS index benchmark. A comparatively small position in the Telecommunication Services sector challenged the Series’ relative performance, but this was more than offset by advantageous sector positioning in other areas. With regard to equity selection, specific holdings in the Industrials sector challenged returns relative to the benchmark. As an example, certain airline company investments performed poorly, yet we believe the businesses we own are in a position to benefit from major capacity cuts throughout the struggling industry. In contrast, strong relative performance of holdings in the Materials sector helped relative returns, but this was unable to overcome weaker individual stock performance in other areas.

From a regional and country perspective, the Series’ underweight allocation to Emerging Markets relative to the benchmark was a positive relative performance contributor over the past year. Similarly, comparatively large positions in developed European nations such as Switzerland, Germany, and Ireland aided relative returns, but comparatively small positions to Japan and Korea offset some of this benefit. While the Overseas Series continues to have a small position in Emerging Markets relative to the MSCI ACWIxUS benchmark, the Series took advantage of long-term investment opportunities identified in countries including Brazil and China.

Today, growth is scarce and in our view companies cannot rely on a boost from the broader economy. As a result, we are targeting businesses that have well-defined, compelling long-term growth-drivers. In many cases, these are multinational companies that are successfully competing in foreign markets around the world. For example, we have invested in several premier Technology companies that are gaining share in large, growing markets and benefiting from long-term global trends such as growth in mobile data services, cloud computing, e-commerce, and increased wireless connectivity.

While our slow growth view remains in place, we remind investors that embedded in our outlook is the potential for shorter economic cycles and ongoing shifts in investor sentiment. A slow growth economy is more susceptible to shocks and we’ve witnessed several this year (i.e., Middle East crisis, Japan disaster, Eurozone debt flare-up, U.S. budget

1

Management Discussion and Analysis (unaudited)

debate) that broadly influenced investor confidence and risk appetite. Amidst the volatility, it is important to think about the long-term and focus on fundamentals. Manning & Napier has over four decades of experience navigating difficult market environments, and we believe our disciplined investment process makes us well-equipped to endure the challenges in today’s environment.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Performance Update as of October 31, 2011 (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Five Year	Ten Year	Since Inception[2]
Manning & Napier Fund, Inc. - Overseas Series[3,4]	-5.61%	0.51%	8.41%	8.85%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[5]	-4.66%	-0.37%	7.61%	5.84%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2011 to the MSCI All Country World Index ex U.S.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 4 below). Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for the year ended October 31, 2011.

[4]

For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

[5]

The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Collective (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11
Actual	$1,000.00	$813.10	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

*

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of October 31, 2011 (unaudited)

5

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS - 93.7%

Consumer Discretionary - 15.3%
Automobiles - 1.9%
Suzuki Motor Corp. (Japan)[1]	630,600	$13,374,485
Toyota Motor Corp. (Japan)[1]	372,900	12,380,571

		25,755,056

Diversified Consumer Services - 0.5%
Anhanguera Educacional Participacoes S.A. (Brazil)	487,040	7,236,736

Hotels, Restaurants & Leisure - 2.4%
Accor S.A. (France)[1]	684,590	22,375,120
Ctrip.com International Ltd. - ADR (China)*	287,640	10,027,130

		32,402,250

Internet & Catalog Retail - 0.3%
Ocado Group plc (United Kingdom)*[1]	2,160,450	3,237,604

Media - 7.9%
Grupo Televisa S.A. - ADR (Mexico)	1,332,540	28,423,078
Imax Corp. (Canada)*	373,500	7,182,405
Liberty Global, Inc. - Class A (United States)*	345,720	13,891,030
Mediaset S.p.A. (Italy)[1]	2,008,820	7,401,347
Reed Elsevier plc (United Kingdom)[1]	817,070	6,994,784
Societe Television Francaise 1 (France)[1]	2,012,790	27,025,534
Virgin Media, Inc. - ADR (United Kingdom)	584,820	14,257,912

		105,176,090

Multiline Retail - 1.3%
Marks & Spencer Group plc (United Kingdom)[1]	3,242,880	16,719,011

Textiles, Apparel & Luxury Goods - 1.0%
Adidas AG (Germany)[1]	192,200	13,536,028

Total Consumer Discretionary		204,062,775

Consumer Staples - 20.0%
Beverages - 2.7%
Anheuser-Busch InBev N.V. (Belgium)[1]	375,380	20,817,130
Heineken N.V. (Netherlands)[1]	322,100	15,648,168

		36,465,298

Food & Staples Retailing - 6.9%
Carrefour S.A. (France)[1]	998,350	26,414,350
Distribuidora Internacional de Alimentacion S.A. (Spain)*[1]	805,180	3,682,192
Koninklijke Ahold N.V. (Netherlands)[1]	1,970,330	25,173,658
Tesco plc (United Kingdom)[1]	5,777,680	37,251,056

		92,521,256

Food Products - 7.4%
Danone S.A. (France)[1]	519,190	35,991,753

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Nestle S.A. (Switzerland)[1]	450,010	$26,027,542
Unilever plc - ADR (United Kingdom)	1,108,460	37,299,679

		99,318,974

Household Products - 1.0%
Reckitt Benckiser Group plc (United Kingdom)[1]	255,290	13,103,948

Personal Products - 2.0%
Beiersdorf AG (Germany)[1]	228,260	13,159,139
Natura Cosmeticos S.A. (Brazil)	677,890	13,227,314

		26,386,453

Total Consumer Staples		267,795,929

Energy - 9.0%
Energy Equipment & Services - 5.5%
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	663,830	14,504,285
Petroleum Geo-Services ASA (Norway)[1]	578,500	6,285,273
Schlumberger Ltd. (United States)	531,720	39,065,468
Trican Well Service Ltd. (Canada)	757,730	13,402,337

		73,257,363

Oil, Gas & Consumable Fuels - 3.5%
Cameco Corp. (Canada)	964,270	20,664,306
Talisman Energy, Inc. (Canada)	1,881,460	26,690,589

		47,354,895

Total Energy		120,612,258

Financials - 6.1%
Commercial Banks - 3.0%
Banco Santander S.A. (Spain)[1]	2,288,280	19,367,686
HSBC Holdings plc (United Kingdom)[1]	2,300,960	20,076,563

		39,444,249

Diversified Financial Services - 2.0%
Deutsche Boerse AG (Germany)*[1]	474,510	26,152,044

Insurance - 1.1%
Mapfre S.A. (Spain)[1]	4,197,900	15,338,954

Total Financials		80,935,247

Health Care - 11.6%
Health Care Equipment & Supplies - 4.0%
Getinge AB - Class B (Sweden)[1]	411,520	10,675,274
Mindray Medical International Ltd. - ADR (China)	1,140,910	31,146,843

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Straumann Holding AG (Switzerland)[1]	67,650	$11,908,203

		53,730,320

Health Care Providers & Services - 2.9%
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	4,783,500	6,154,394
Sonic Healthcare Ltd. (Australia)[1]	2,808,330	32,451,162

		38,605,556

Life Sciences Tools & Services - 4.7%
Lonza Group AG (Switzerland)[1]	693,650	46,140,426
QIAGEN N.V. (Netherlands)*[1]	936,500	13,025,568
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	314,540	3,909,732

		63,075,726

Total Health Care		155,411,602

Industrials - 11.8%
Aerospace & Defense - 1.0%
European Aeronautic Defence and Space Co. N.V. (Netherlands)[1]	443,080	13,061,665

Air Freight & Logistics - 1.5%
PostNL N.V. (Netherlands)[1]	1,333,300	6,751,020
TNT Express N.V. (Netherlands)[1]	1,534,980	13,023,627

		19,774,647

Airlines - 2.9%
Ryanair Holdings plc - ADR (Ireland)*	1,345,550	38,711,474

Commercial Services & Supplies - 0.5%
Edenred (France)[1]	248,630	7,013,118

Electrical Equipment - 1.1%
Nexans S.A. (France)[1]	85,500	5,378,171
Prysmian S.p.A. (Italy)[1]	624,260	9,437,058

		14,815,229

Machinery - 0.7%
Westport Innovations, Inc. (Canada)*	314,530	9,514,532

Marine - 0.4%
D/S Norden (Denmark)[1]	66,300	1,933,630
Diana Shipping, Inc. - ADR (Greece)*	197,870	1,628,470
Pacific Basin Shipping Ltd. (Bermuda)[1]	4,535,000	2,067,827

		5,629,927

Professional Services - 1.6%
Adecco S.A. (Switzerland)[1]	219,360	10,535,253

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Professional Services (continued)
Randstad Holding N.V. (Netherlands)[1]	305,070	$10,830,753

		21,366,006

Road & Rail - 1.6%
All America Latina Logistica S.A. (Brazil)	4,288,850	21,458,614

Transportation Infrastructure - 0.5%
Groupe Eurotunnel S.A. (France)[1]	718,710	6,474,091

Total Industrials		157,819,303

Information Technology - 11.7%
Communications Equipment - 1.5%
Alcatel-Lucent - ADR (France)*	7,115,020	19,495,155

Internet Software & Services - 1.0%
Tencent Holdings Ltd. (China)[1]	572,000	13,228,976

IT Services - 6.4%
Amadeus IT Holding S.A. - Class A (Spain)[1]	561,580	10,583,815
Amdocs Ltd. - ADR (Guernsey)*	1,469,671	44,119,523
Cielo S.A. (Brazil)	458,540	12,240,375
Indra Sistemas S.A. (Spain)[1]	437,970	7,338,750
Redecard S.A. (Brazil)	692,690	11,514,910

		85,797,373

Semiconductors & Semiconductor Equipment - 2.2%
Advantest Corp. (Japan)[1]	889,100	10,347,957
Sumco Corp. (Japan)[1]	508,100	5,137,960
Tokyo Electron Ltd. (Japan)[1]	269,980	14,358,480

		29,844,397

Software - 0.6%
Misys plc (United Kingdom)[1]	1,662,550	7,785,745

Total Information Technology		156,151,646

Materials - 6.6%
Chemicals - 3.8%
Johnson Matthey plc (United Kingdom)[1]	747,980	22,498,437
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	127,700	6,558,007
Syngenta AG (Switzerland)[1]	69,380	21,141,544

		50,197,988

Construction Materials - 2.8%
CRH plc (Ireland)[1]	1,222,890	22,125,265
Holcim Ltd. (Switzerland)[1]	240,100	15,204,595

		37,329,860

Total Materials		87,527,848

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - October 31, 2011

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services - 1.6%
Diversified Telecommunication Services - 1.6%
Telenor ASA (Norway)[1]	1,215,640	$21,653,873

TOTAL COMMON STOCKS (Identified Cost $1,356,064,924)		1,251,970,481

PREFERRED STOCKS - 0.8%

Consumer Staples - 0.8%
Household Products - 0.8%
Henkel AG & Co. KGaA (Germany)[1] (Identified Cost $7,757,093)	184,270	10,953,945

SHORT-TERM INVESTMENTS - 5.6%
Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.05% (Identified Cost $73,983,731)	73,983,731	73,983,731

TOTAL INVESTMENTS - 100.1% (Identified Cost $1,437,805,748)		1,336,908,157
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(720,847)

NET ASSETS - 100%		$1,336,187,310

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security
[1]	A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.
[2]	Rate shown is the current yield as of October 31, 2011.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

United Kingdom - 13.4%; France - 12.3%.

10	The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities

October 31, 2011

ASSETS:
Investments, at value (identified cost $1,437,805,748) (Note 2)	$1,336,908,157
Foreign currency (identified cost $7,004,213)	6,888,995
Receivable for fund shares sold	5,641,323
Dividends receivable	1,217,941
Foreign tax reclaims receivable	1,195,395

TOTAL ASSETS	1,351,851,811

LIABILITIES:

Accrued management fees (Note 3)	659,241
Accrued fund accounting and administration fees (Note 3)	47,562
Accrued transfer agent fees (Note 3)	1,280
Accrued Chief Compliance Officer service fees (Note 3)	230
Accrued directors’ fees (Note 3)	29
Payable for securities purchased	13,903,649
Payable for fund shares repurchased	817,751
Other payables and accrued expenses	234,759

TOTAL LIABILITIES	15,664,501

TOTAL NET ASSETS	$1,336,187,310

NET ASSETS CONSIST OF:

Capital stock	$590,483
Additional paid-in-capital	1,376,150,485
Undistributed net investment income	35,228,119
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	25,156,476
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(100,938,253)

TOTAL NET ASSETS	$1,336,187,310

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,336,187,310/59,048,258 shares)	$22.63

The accompanying notes are an integral part of the financial statements.	11

Statement of Operations

For the Year Ended October 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $3,548,479)	$43,273,406

EXPENSES:

Management fees (Note 3)	8,007,244
Fund accounting and administration fees (Note 3)	182,080
Directors’ fees (Note 3)	31,599
Transfer agent fees (Note 3)	4,177
Chief Compliance Officer service fees (Note 3)	2,606
Custodian fees	251,280
Miscellaneous	199,687

Total Expenses	8,678,673
Less reduction of expenses (Note 3)	(137,029)

Net Expenses	8,541,644

NET INVESTMENT INCOME	34,731,762

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	35,009,747
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $1,338,951)	(1,100,165)

33,909,582

Net change in unrealized appreciation (depreciation) on-
Investments	(166,411,423)
Foreign currency and translation of other assets and liabilities	(136,128)

(166,547,551)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	(132,637,969)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(97,906,207)

12	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$34,731,762	$9,265,081
Net realized gain (loss) on investments and foreign currency (net of Brazilian tax of $1,338,951 and $0, respectively)	33,909,582	1,397,738
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(166,547,551)	69,265,385

Net increase (decrease) from operations	(97,906,207)	79,928,204

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(9,601,100)	(4,177,043)
From net realized gain on investments	(31,173)	—

Total distributions to shareholders	(9,632,273)	(4,177,043)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	525,453,301	394,080,109

Net increase in net assets	417,914,821	469,831,270

NET ASSETS:

Beginning of year	918,272,489	448,441,219

End of year (including undistributed net investment income of $35,228,119 and $9,250,387, respectively)	$1,336,187,310	$918,272,489

The accompanying notes are an integral part of the financial statements.	13

Financial Highlights

	For the Years Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$24.22	$21.68	$17.78	$33.55	$26.69

Income (loss) from investment operations:
Net investment income	0.75 [1]	0.32 [1]	0.36 [1]	0.34	0.40 [1]
Net realized and unrealized gain (loss) on investments	(2.09)	2.41	4.35	(13.17)	7.16

Total from investment operations	(1.34)	2.73	4.71	(12.83)	7.56

Less distributions to shareholders:
From net investment income	(0.25)	(0.19)	(0.42)	(0.29)	(0.17)
From net realized gain on investments	— [2]	—	(0.39)	(2.65)	(0.53)

Total distributions to shareholders	(0.25)	(0.19)	(0.81)	(2.94)	(0.70)

Net asset value - End of year	$22.63	$24.22	$21.68	$17.78	$33.55

Net assets - End of year (000’s omitted)	$1,336,187	$918,272	$448,441	$174,371	$216,637

Total return[3]	(5.61%)	12.68%	28.10%	(41.58%)	28.88%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.75%	0.75%	0.80%	0.84%
Net investment income	3.04%	1.42%	1.97%	1.48%	1.34%
Portfolio turnover	37%	36%	49%	43%	54%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.01%	0.01%	0.05%	0.03%	N/A

[1]	Calculated based on average shares outstanding during the year.
[2]	Less than ($0.01) per share.
[3]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

14	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing primarily in common stocks of issuers from outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2011, 7.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as Overseas Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models,

15

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*:
Consumer Discretionary	$204,062,775	$81,018,291	$123,044,484	$—
Consumer Staples	267,795,929	50,526,993	217,268,936	—
Energy	120,612,258	99,822,700	20,789,558	—
Financials	80,935,247	—	80,935,247	—
Health Care	155,411,602	35,056,575	120,355,027	—
Industrials	157,819,303	71,313,090	86,506,213	—
Information Technology	156,151,646	87,369,963	68,781,683	—
Materials	87,527,848	—	87,527,848	—
Telecommunication Services	21,653,873	—	21,653,873	—
Preferred securities:
Consumer Staples	10,953,945	—	10,953,945	—
Mutual funds	73,983,731	73,983,731	—	—

Total assets	$1,336,908,157	$499,091,343	$837,816,814	$—

*

Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2010 or October 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

16

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Standard (continued)

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

17

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2008 through October 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. Accordingly, the Advisor waived fees of $137,029 for the year ended October 31, 2011, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

18

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $946,405,849 and $405,959,717, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Overseas Series were:

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Sold	25,644,794	$638,310,503	20,854,822	$474,864,322
Reinvested	347,072	8,409,551	149,986	3,353,687
Repurchased	(4,851,651)	(121,266,753)	(3,776,695)	(84,137,900)

Total	21,140,215	$525,453,301	17,228,113	$394,080,109

At October 31, 2011, the retirement plan of the Advisor and its affiliates owned 168,543 shares of the Series (0.3% of shares outstanding) valued at $3,814,133.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2011.

19

Notes to Financial Statements (continued)

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses and passive foreign investment company (PFIC) gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2011, $847,070 was reclassified within the capital amounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
Ordinary income	$9,632,273	$4,177,043

At October 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,446,757,802
Unrealized appreciation	$57,719,748
Unrealized depreciation	(167,569,393)

Net unrealized depreciation	$(109,849,645)

Undistributed ordinary income	35,958,284
Undistributed long-term gain	33,263,147

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long-term losses. In general, the provisions of the Act will be effective for the Series’ fiscal year beginning after October 31, 2011.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 21, 2011

21

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $10,108,124 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.61%.

The Series has elected to pass through to its shareholders, foreign source income of $45,674,438 and foreign taxes paid of $1,146,957 for the year ended October 31, 2011.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A

24

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC & Affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.
[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and / or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNOVS-10/11-AR

PRO-BLEND® CONSERVATIVE TERM SERIES
PRO-BLEND® MODERATE TERM SERIES
PRO-BLEND® EXTENDED TERM SERIES
PRO-BLEND® MAXIMUM TERM SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market momentum has been driven by sentiment and macroeconomic news over the past twelve months. The year started on a strong note, with equities rallying from the end of 2010 into the beginning of 2011 amid optimism about positive economic developments. However, the markets fluctuated during the second quarter as investors reacted to a series of external shocks, including the Middle East crisis and Japan natural disaster. Volatility accelerated significantly during the third quarter of 2011 driven by a combination of inconsistent economic data, a downgrade of the U.S. credit rating, and escalating tensions across much of Europe. These stresses resulted in widespread pessimism, a broad decline in investors’ risk appetite, and a notable market pull-back. Nonetheless, the ebb and flow continued into October, with stocks bouncing back meaningfully over the last month of the fiscal year.

Despite pronounced swings, the U.S. equity markets advanced over the last year. For the twelve months ended October 2011, the S&P 500 Index gained 8.09%, aided by the double-digit rebound in October. Similar to domestic equities, international stocks experienced heightened volatility over the past year. However, foreign equity returns did not overcome the large third quarter market decline. The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index (ACWI x US) finished the year down 4.66%. While some volatility spilled over into the fixed income markets, in general bonds produced steadier returns, with the Barclay’s Capital Aggregate Bond Index earning 5.00% over the past year.

Over the current stock market cycle, which includes the bull market in stocks from October 2002 until November 2007 and the current bear market, all four Pro-Blend® Series continue to provide competitive absolute returns for long-term investors. On a relative basis, the Conservative Term Series (i.e., the most fixed income oriented Series) has trailed its blended benchmark over the current stock market cycle. Relative returns of the Class C shares of the Moderate Term Series also trailed the blended benchmark over the current cycle. Meanwhile, the other Moderate Term Series share classes, the Extended Term Series, and the Maximum Term Series each continue to outperform their respective blended benchmarks over the most recent full cycle.

For the twelve months ending October 31, 2011, each of the Pro-Blend® Series produced positive returns. However, all four lagged their respective blended benchmarks over the one-year period.

In such a volatile environment, Manning & Napier believes investment decision-making needs to be cognizant of the macro but driven by the micro. This means understanding the economic cycle is beneficial, but a focus on industry and company fundamentals remains as important as ever. While equity valuations are generally neutral, many well-positioned and growing companies are trading at attractive levels. Indeed, using our disciplined stock selection strategies, Manning & Napier continues to identify specific investment opportunities on a company by company basis. Consequently, over the past year each of the Pro-Blend Series maintained a higher allocation to equities than its blended benchmark. These higher relative allocations detracted from returns relative to the blended benchmarks.

Within the equity portion of the Pro-Blend Series’ portfolios, we continue to emphasize growth. In an environment in which growth is scarce and companies cannot rely on a boost from the broader economy, we are targeting those businesses that have well-defined, compelling long-term growth-drivers. In many cases, these are multinational companies that are successfully competing in foreign markets around the world. For example, we have invested in several premier Technology companies that are gaining share in large, growing markets and benefiting from long-term global trends such as growth in mobile data services, cloud computing, e-commerce, and increased wireless connectivity. As a result, all four of the Pro-Blend Series have larger positions in Technology relative to their respective blended benchmarks. Similarly, each of the Pro-Blend Series has a greater weight to the Consumer Staples sector than the benchmark as we continue to focus on first-class Consumer Staples companies that have a global presence and are expanding into faster-growing foreign markets. Both of these allocation decisions benefited the Pro-Blend Series’ relative results.

1

Management Discussion and Analysis (unaudited)

Meanwhile, individual stock selections were the primary reason for the Pro-Blend Series’ relative underperformance over the last year. In particular, security selections in the Industrials, Energy, and Consumer Discretionary sectors detracted from returns relative to the benchmarks over the one-year period. Within the Industrials sector, certain airline industry investments performed poorly, yet we believe the companies we own are in a position to benefit from major capacity cuts throughout the struggling industry. As for the Energy sector, we continue to favor specific oil services companies, as we see attractive long-term fundamentals in this area. When sentiment became overwhelmingly pessimistic during the summer, many of these companies were impacted by commodity price volatility and the broad slowdown in global growth expectations.

Within the fixed income portion of the Series’ portfolios, we continue to favor sectors such as corporate bonds. The Conservative Term Series, Moderate Term Series, and Extended Term Series maintained a relative overweight to investment grade corporate securities when compared to the blended benchmarks, with exposure to high yield bonds as well. The Maximum Term Series, with an average of just 15% in bonds, also had a noteworthy allocation to investment grade corporate bonds. In contrast, each of the Series maintained a relative underweight to Treasuries, as we do not have a positive outlook on the underlying fundamentals in the Treasury market. This overall positioning helped results during the first half of 2011 as corporate bonds performed relatively well. However, as volatility intensified during the summer and into the fall, Treasuries benefited from a flight to quality. Given the Series’ relatively low allocation to Treasuries, this hurt relative returns.

While our slow growth view remains in place, we remind investors that embedded in our outlook is the potential for shorter economic cycles and ongoing shifts in investor sentiment. A slow growth economy is more susceptible to shocks and we’ve witnessed several this year (i.e., Middle East crisis, Japan disaster, Eurozone debt flare-up, U.S. budget debate) that broadly influenced investor confidence and risk appetite. Amidst the volatility, it is important to think about the long-term and focus on fundamentals. Manning & Napier has over four decades of experience navigating difficult market environments, and we believe our disciplined investment process makes us well-equipped to endure the challenges in today’s environment.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Performance Update - Pro-Blend® Conservative Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Five Year	Ten Year	Since Inception[2]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S3	2.87%	5.02%	5.51%	6.03%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class I3,4	3.07%	5.23%	5.77%	6.31%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class C3,4	2.06%	4.20%	4.73%	5.27%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class R3,4	2.61%	4.77%	5.28%	5.81%
Barclays Capital Intermediate U.S. Aggregate Bond Index[5,7]	3.74%	6.08%	5.16%	6.03%
5%/15%/80% Blended Index[6,7]	4.22%	5.26%	5.43%	6.40%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2011 to the Barclays Capital Intermediate U.S. Aggregate Bond Index and a 5%/15%/80% Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]	Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.
[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 0.89% for Class S, 0.69% for Class I, 1.69% for Class C and 1.19% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.89% for Class S, 0.69% for Class I, 1.69% for Class C and 1.19% for Class R for the year ended October 31, 2011.

[4]

For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

[5]

The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[6]

The 5%/15%/80% Blended Index is 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[7]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index’s portfolios.

3

Shareholder Expense Example - Pro-Blend® Conservative Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11*	Annualized Expense ratio
Class S
Actual	$1,000.00	$991.80	$4.52	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000.00	$992.80	$3.52	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class C
Actual	$1,000.00	$987.30	$8.52	1.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64	1.70%
Class R
Actual	$1,000.00	$990.80	$6.02	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

4

Shareholder Expense Example - Pro-Blend® Conservative Term Series (unaudited)

*

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

5

Portfolio Composition - Pro-Blend® Conservative Term Series (unaudited)

As of October 31, 2011

Sector Allocation[3]

Financials	19.35%
Consumer Discretionary	8.52%
Industrials	6.34%
Information Technology	5.65%
Energy	3.83%
Health Care	3.73%
Consumer Staples	3.19%
Materials	3.03%
Telecommunication Services	0.88%
Utilities	0.86%

[3]	Including common stocks, preferred stocks, warrants, and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[4]

Google, Inc. - Class A	0.80%
Monsanto Co.	0.80%
The Walt Disney Co.	0.79%
The Charles Schwab Corp.	0.75%
Cisco Systems, Inc.	0.72%

[4]	As a percentage of total investments.

Top Five Bond Holdings[5]

Fannie Mae, 4.375%, 3/15/2013	3.17%
Freddie Mac, 0.875%, 10/28/2013	2.99%
Fannie Mae, 1.625%, 10/26/2015	1.90%
Fannie Mae, 2.375%, 7/28/2015	1.52%
Freddie Mac, 0.375%, 11/30/2012	1.39%

[5]	As a percentage of total investments.

6

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS - 23.35%

Consumer Discretionary - 3.53%
Auto Components - 0.02%
Hankook Tire Co. Ltd. (South Korea)[1]	5,450	$217,532

Automobiles - 0.21%
Suzuki Motor Corp. (Japan)[1]	4,700	99,683
Tesla Motors, Inc.*	4,490	131,871
Toyota Motor Corp. (Japan)[1]	2,600	86,322
Toyota Motor Corp. - ADR (Japan)	26,990	1,800,503
Yamaha Motor Co. Ltd. (Japan)[1]	12,200	174,753

		2,293,132

Distributors - 0.01%
Inchcape plc (United Kingdom)[1]	12,690	66,260

Diversified Consumer Services - 0.01%
Anhanguera Educacional Participacoes S.A. (Brazil)	2,310	34,323
Grand Canyon Education, Inc.*	3,680	60,021

		94,344

Hotels, Restaurants & Leisure - 0.44%
Accor S.A. (France)[1]	14,180	463,459
Carnival Corp.	101,750	3,582,617
Ctrip.com International Ltd. - ADR (China)*	5,000	174,300
Hyatt Hotels Corp. - Class A*	6,380	237,272
Intercontinental Hotels Group plc (United Kingdom)[1]	15,500	286,068
Thomas Cook Group plc (United Kingdom)[1]	36,860	30,585
TUI Travel plc (United Kingdom)[1]	20,420	55,878

		4,830,179

Household Durables - 0.08%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	25,250	34,843
DR Horton, Inc.	8,790	97,833
Lennar Corp. - Class A	16,150	267,121
LG Electronics, Inc. (South Korea)[1]	1,100	72,822
NVR, Inc.*	150	96,413
Rodobens Negocios Imobiliarios S.A. (Brazil)	17,780	112,779
Toll Brothers, Inc.*	11,860	206,838

		888,649

Internet & Catalog Retail - 0.28%
Amazon.com, Inc.*	14,440	3,083,084
Blue Nile, Inc.*	970	43,776
Ocado Group plc (United Kingdom)*[1]	26,230	39,308

		3,166,168

Media - 2.39%
AMC Networks, Inc. - Class A*	76,590	2,498,366

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Grupo Televisa S.A. - ADR (Mexico)	6,070	$129,473
Imax Corp. (Canada)*	8,690	167,109
Liberty Global, Inc. - Class A*	57,030	2,291,465
Mediaset Espana Comunicacion S.A. (Spain)[1]	48,350	319,971
Mediaset S.p.A. (Italy)[1]	4,980	18,348
News Corp. - Class A	202,230	3,543,070
Reed Elsevier plc (United Kingdom)[1]	7,380	63,179
Reed Elsevier plc - ADR (United Kingdom)	1,308	44,721
Societe Television Francaise 1 (France)[1]	16,930	227,317
Time Warner, Inc.	207,750	7,269,173
Virgin Media, Inc. - ADR (United Kingdom)	34,770	847,693
The Walt Disney Co.	245,120	8,549,786
Wolters Kluwer N.V. (Netherlands)[1]	3,680	64,933
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	61,000	189,931

		26,224,535

Multiline Retail - 0.02%
Marks & Spencer Group plc (United Kingdom)[1]	18,990	97,905
PPR (France)[1]	745	115,606

		213,511

Specialty Retail - 0.06%
Chico’s FAS, Inc.	5,560	68,722
Dick’s Sporting Goods, Inc.*	5,330	208,350
The Finish Line, Inc. - Class A	5,670	113,967
Group 1 Automotive, Inc.	1,410	64,240
Inditex S.A. (Spain)[1]	900	81,702
KOMERI Co. Ltd. (Japan)[1]	1,500	47,259
Penske Automotive Group, Inc.	2,810	57,296
Sonic Automotive, Inc. - Class A	4,020	58,973

		700,509

Textiles, Apparel & Luxury Goods - 0.01%
Adidas AG (Germany)[1]	1,530	107,753

Total Consumer Discretionary		38,802,572

Consumer Staples - 2.37%
Beverages - 0.68%
Anheuser-Busch InBev N.V. (Belgium)[1]	67,890	3,764,918
Boston Beer Co., Inc. - Class A*	1,030	91,134
C&C Group plc (Ireland)[1]	20,630	83,086
Central European Distribution Corp.*	5,230	28,242
The Coca-Cola Co.	46,640	3,186,445

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
Diageo plc (United Kingdom)[1]	11,380	$235,518
Heineken N.V. (Netherlands)[1]	2,200	106,880

		7,496,223

Food & Staples Retailing - 0.41%
Carrefour S.A. (France)[1]	9,650	255,320
Casino Guichard-Perrachon S.A. (France)[1]	1,100	103,001
Distribuidora Internacional de Alimentacion S.A. (Spain)*[1]	26,470	121,051
Koninklijke Ahold N.V. (Netherlands)[1]	9,120	116,520
The Kroger Co.	148,220	3,435,740
SUPERVALU, Inc.	11,870	95,197
Tesco plc (United Kingdom)[1]	58,505	377,206

		4,504,035

Food Products - 1.24%
Barry Callebaut AG (Switzerland)[1]	180	170,660
Flowers Foods, Inc.	4,110	82,981
Kraft Foods, Inc. - Class A	130,090	4,576,566
Nestle S.A. (Switzerland)[1]	60,550	3,502,073
Suedzucker AG (Germany)[1]	2,950	86,170
Unilever plc - ADR (United Kingdom)	155,830	5,243,679

		13,662,129

Household Products - 0.03%
Reckitt Benckiser Group plc (United Kingdom)[1]	6,610	339,289

Personal Products - 0.01%
Beiersdorf AG (Germany)[1]	930	53,614

Total Consumer Staples		26,055,290

Energy - 1.80%
Energy Equipment & Services - 1.09%
Baker Hughes, Inc.	72,155	4,184,268
Calfrac Well Services Ltd. (Canada)	5,040	156,244
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	5,950	130,004
ION Geophysical Corp.*	9,000	68,580
Key Energy Services, Inc.*	2,620	33,877
Petroleum Geo-Services ASA (Norway)[1]	7,500	81,486
Schlumberger Ltd.	58,960	4,331,791
Trican Well Service Ltd. (Canada)	18,600	328,987
Weatherford International Ltd. - ADR (Switzerland)*	173,934	2,695,977

		12,011,214

Oil, Gas & Consumable Fuels - 0.71%
Cameco Corp. (Canada)	3,780	81,005

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Hess Corp.	113,370	$7,092,427
Paladin Energy Ltd. (Australia)*[2]	35,610	55,733
Repsol YPF S.A. (Spain)[1]	1,990	59,898
Royal Dutch Shell plc - Class B (Netherlands)[1]	2,646	94,933
Royal Dutch Shell plc - Class B - ADR (Netherlands)	2,580	185,244
Talisman Energy, Inc. (Canada)	8,420	119,447
Total S.A. (France)[1]	1,820	94,963

		7,783,650

Total Energy		19,794,864

Financials - 4.13%
Capital Markets - 1.46%
The Bank of New York Mellon Corp.[3]	172,901	3,679,333
The Charles Schwab Corp.	661,570	8,124,080
Evercore Partners, Inc. - Class A	2,190	60,094
GAM Holding AG (Switzerland)[1]	13,770	164,626
Greenhill & Co., Inc.	700	26,446
Lazard Ltd. - Class A (Bermuda)	1,590	43,471
State Street Corp.	97,600	3,942,064

		16,040,114

Commercial Banks - 0.38%
Banco Bilbao Vizcaya Argentaria S.A. - ADR (Spain)	12,920	116,797
Banco Santander S.A. (Spain)[1]	272,240	2,304,202
Banco Santander S.A. - ADR (Spain)	14,530	124,377
BNP Paribas S.A. (France)[1]	3,580	159,864
CIT Group, Inc.*	3,910	136,263
Credit Agricole S.A. (France)[1]	18,440	142,732
First Commonwealth Financial Corp.	56,190	259,036
HSBC Holdings plc (United Kingdom)[1]	8,500	74,165
HSBC Holdings plc - ADR (United Kingdom)	3,177	138,708
ICICI Bank Ltd. - ADR (India)	3,140	116,682
Societe Generale S.A. (France)[1]	3,050	87,327
Standard Chartered plc (United Kingdom)[1]	4,590	107,104
U.S. Bancorp	7,920	202,673
Wells Fargo & Co.	8,950	231,895

		4,201,825

Consumer Finance - 0.59%
American Express Co.	60,400	3,057,448
Discover Financial Services	144,790	3,411,252

		6,468,700

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Diversified Financial Services - 0.12%
Bank of America Corp.	9,980	$68,163
CME Group, Inc.	790	217,692
Deutsche Boerse AG (Germany)*[1]	4,380	241,398
ING Groep N.V. (Netherlands)*[1]	185	1,595
JPMorgan Chase & Co.	6,430	223,507
JSE Ltd. (South Africa)[1]	26,204	231,344
Moody’s Corp.	8,360	296,696

		1,280,395

Insurance - 0.15%
Allianz SE (Germany)[1]	3,600	400,544
The Allstate Corp.	9,090	239,431
AXA S.A. (France)[1]	1,230	19,783
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	10,000	97,155
Mapfre S.A. (Spain)[1]	137,180	501,250
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	1,195	160,034
Zurich Financial Services AG (Switzerland)[1]	1,080	248,879

		1,667,076

Real Estate Investment Trusts (REITS) - 1.40%
Alexandria Real Estate Equities, Inc.	12,250	809,602
Alstria Office REIT AG (Germany)[1]	19,820	254,145
American Assets Trust, Inc.	4,740	96,080
American Campus Communities, Inc.	7,850	305,600
Apartment Investment & Management Co. - Class A	11,860	292,586
Associated Estates Realty Corp.	4,790	81,334
AvalonBay Communities, Inc.	1,690	225,936
BioMed Realty Trust, Inc.	78,030	1,413,123
Boston Properties, Inc.	7,900	782,021
Camden Property Trust	4,020	243,773
CBL & Associates Properties, Inc.	12,160	187,021
Cedar Shopping Centers, Inc.	24,260	89,034
Cogdell Spencer, Inc.	34,830	140,713
Coresite Realty Corp.	6,300	104,895
Corporate Office Properties Trust	43,080	1,044,690
CubeSmart	9,500	93,195
DiamondRock Hospitality Co.	8,570	77,558
Digital Realty Trust, Inc.	23,240	1,448,549
DuPont Fabros Technology, Inc.	55,200	1,147,608
Education Realty Trust, Inc.	10,730	99,252
Equity Lifestyle Properties, Inc.	3,510	232,116
Equity One, Inc.	3,910	67,056
Equity Residential	4,010	235,307

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
General Growth Properties, Inc.	12,790	$188,013
HCP, Inc.	10,820	431,177
Health Care REIT, Inc.	5,910	311,398
Healthcare Realty Trust, Inc.	2,590	48,925
Home Properties, Inc.	6,300	371,070
Host Hotels & Resorts, Inc.	31,187	445,038
Kilroy Realty Corp.	4,450	163,271
Kimco Realty Corp.	6,910	120,718
LTC Properties, Inc.	3,500	99,260
The Macerich Co.	2,170	107,979
Mack-Cali Realty Corp.	2,170	60,890
Mid-America Apartment Communities, Inc.	3,820	238,368
Morguard Real Estate Investment Trust (Canada)	5,900	89,736
National Retail Properties, Inc.	6,620	180,395
Pebblebrook Hotel Trust	30,460	579,654
ProLogis, Inc.	4,000	119,040
Public Storage	2,040	263,262
Realty Income Corp.	5,150	172,061
Simon Property Group, Inc.	5,980	768,071
Sovran Self Storage, Inc.	7,260	320,892
Tanger Factory Outlet Centers	3,790	106,726
Taubman Centers, Inc.	1,850	113,275
UDR, Inc.	25,140	626,740

		15,397,153

Real Estate Management & Development - 0.02%
Forest City Enterprises, Inc. - Class A*	13,940	190,699

Thrifts & Mortgage Finance - 0.01%
Aareal Bank AG (Germany)*[1]	3,745	75,044

Total Financials		45,321,006

Health Care - 2.58%
Biotechnology - 0.15%
BioMarin Pharmaceutical, Inc.*	10,780	367,706
Dendreon Corp.*	28,750	314,525
Exact Sciences Corp.*	37,470	297,887
Myriad Genetics, Inc.*	32,660	695,005

		1,675,123

Health Care Equipment & Supplies - 1.10%
Abaxis, Inc.*	12,750	357,765
Alere, Inc.*	21,620	563,417
Becton, Dickinson and Co.	31,290	2,447,817

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
BioMerieux (France)[1]	3,940	$341,874
Boston Scientific Corp.*	847,540	4,992,011
DexCom, Inc.*	26,280	257,281
Endologix, Inc.*	41,380	450,628
Getinge AB - Class B (Sweden)[1]	3,000	77,823
HeartWare International, Inc.*	5,740	389,918
Insulet Corp.*	36,550	596,496
Mindray Medical International Ltd. - ADR (China)	5,460	149,058
Quidel Corp.*	25,500	455,430
Sirona Dental Systems, Inc.*	5,920	283,568
Straumann Holding AG (Switzerland)[1]	2,305	405,741
Thoratec Corp.*	7,930	289,524

		12,058,351

Health Care Providers & Services - 0.11%
Amil Participacoes S.A. (Brazil)	12,540	126,945
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	49,330	63,467
China Cord Blood Corp. - ADR (Hong Kong)*	37,000	92,500
Odontoprev S.A. (Brazil)	15,910	250,394
Sonic Healthcare Ltd. (Australia)[1]	60,980	704,644

		1,237,950

Health Care Technology - 0.43%
Allscripts Healthcare Solutions, Inc.*	26,440	506,326
Cerner Corp.*	63,580	4,032,879
Computer Programs & Systems, Inc.	3,240	165,467

		4,704,672

Life Sciences Tools & Services - 0.56%
QIAGEN N.V. (Netherlands)*[1]	5,750	79,975
QIAGEN N.V. - ADR (Netherlands)*	244,640	3,371,139
Sequenom, Inc.*	53,440	265,597
Waters Corp.*	25,820	2,068,698
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	33,090	411,309

		6,196,718

Pharmaceuticals - 0.23%
Allergan, Inc.	3,870	325,544
AstraZeneca plc (United Kingdom)[1]	615	29,526
AstraZeneca plc - ADR (United Kingdom)	6,080	291,293
Bayer AG (Germany)[1]	4,310	274,599
GlaxoSmithKline plc (United Kingdom)[1]	5,525	123,994
Green Cross Corp. (South Korea)[1]	2,440	377,264
Novo Nordisk A/S - Class B (Denmark)[1]	1,220	129,523

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Optimer Pharmaceuticals, Inc.*	20,510	$292,678
Sanofi (France)[1]	851	60,880
Shire plc (Ireland)[1]	5,745	180,310
UCB S.A. (Belgium)[1]	9,240	405,956

		2,491,567

Total Health Care		28,364,381

Industrials - 2.29%
Aerospace & Defense - 0.01%
European Aeronautic Defence and Space Co. N.V. (Netherlands)[1]	3,150	92,860

Air Freight & Logistics - 0.67%
FedEx Corp.	34,240	2,801,859
PostNL N.V. (Netherlands)[1]	11,430	57,875
TNT Express N.V. (Netherlands)[1]	11,430	96,978
United Parcel Service, Inc. - Class B	62,872	4,416,129

		7,372,841

Airlines - 0.42%
Copa Holdings S.A. - Class A (Panama)	1,770	122,254
Deutsche Lufthansa AG (Germany)[1]	6,570	89,264
Ryanair Holdings plc - ADR (Ireland)*	7,710	221,817
Southwest Airlines Co.	478,845	4,094,125
US Airways Group, Inc.*	6,470	37,332

		4,564,792

Commercial Services & Supplies - 0.05%
Edenred (France)[1]	9,260	261,197
Interface, Inc. - Class A	2,430	31,687
Tomra Systems ASA (Norway)[1]	38,250	280,469

		573,353

Construction & Engineering - 0.00%**
MYR Group, Inc.*	2,460	47,453

Electrical Equipment - 0.06%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	12,480	234,749
Acuity Brands, Inc.	1,160	53,708
Alstom S.A. (France)[1]	3,310	123,258
Nexans S.A. (France)[1]	840	52,838
Polypore International, Inc.*	1,610	84,445
Prysmian S.p.A. (Italy)[1]	2,500	37,793
Schneider Electric S.A. (France)[1]	2,080	122,137

		708,928

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates - 0.04%
Siemens AG (Germany)[1]	4,080	$427,669

Machinery - 0.47%
Astec Industries, Inc.*	1,300	43,225
FANUC Corp. (Japan)[1]	1,400	226,366
Flowserve Corp.	48,751	4,518,730
Graham Corp.	1,870	43,085
Titan International, Inc.	3,800	85,500
Wabash National Corp.*	11,870	81,903
Westport Innovations, Inc. (Canada)*	6,860	207,515

		5,206,324

Marine - 0.02%
Baltic Trading Ltd.	5,560	30,914
D/S Norden (Denmark)[1]	3,140	91,578
Pacific Basin Shipping Ltd. (Bermuda)[1,4]	28,000	12,767
Sinotrans Shipping Ltd. (Hong Kong)[1]	170,000	42,431

		177,690

Professional Services - 0.07%
The Advisory Board Co.*	7,890	483,263
Qualicorp S.A. (Brazil)*	26,490	242,088

		725,351

Road & Rail - 0.47%
All America Latina Logistica S.A. (Brazil)	72,640	363,443
Heartland Express, Inc.	5,930	79,521
Knight Transportation, Inc.	5,090	77,368
Norfolk Southern Corp.	59,930	4,434,221
RailAmerica, Inc.*	14,470	197,805

		5,152,358

Transportation Infrastructure - 0.01%
Groupe Eurotunnel S.A. (France)[1]	8,100	72,964

Total Industrials		25,122,583

Information Technology - 4.92%
Communications Equipment - 1.16%
Alcatel-Lucent - ADR (France)*	99,170	271,726
Cisco Systems, Inc.	421,408	7,808,690
Infinera Corp.*	71,690	524,054
Qualcomm, Inc.	79,790	4,117,164

		12,721,634

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Computers & Peripherals - 0.58%
Apple, Inc.*	900	$364,302
EMC Corp.*	235,700	5,777,007
Immersion Corp.*	29,420	202,115

		6,343,424

Electronic Equipment, Instruments & Components - 0.41%
Corning, Inc.	291,190	4,161,105
Hitachi Ltd. (Japan)[1]	45,100	241,659
Keyence Corp. (Japan)[1]	600	152,526

		4,555,290

Internet Software & Services - 0.95%
The Active Network, Inc.*	12,500	168,000
comScore, Inc.*	19,750	416,922
Google, Inc. - Class A*	14,655	8,685,139
LogMeIn, Inc.*	11,000	447,370
Tencent Holdings Ltd. (China)[1]	11,800	272,905
Velti plc - ADR (Ireland)*	48,190	405,760

		10,396,096

IT Services - 0.86%
Amadeus IT Holding S.A. - Class A (Spain)[1]	10,650	200,715
Amdocs Ltd. - ADR (Guernsey)*	21,140	634,623
Cap Gemini S.A. (France)[1]	13,240	506,633
Cielo S.A. (Brazil)	10,400	277,620
Euronet Worldwide, Inc.*	12,000	232,440
Indra Sistemas S.A. (Spain)[1]	14,410	241,458
MasterCard, Inc. - Class A	10,390	3,607,824
Redecard S.A. (Brazil)	13,370	222,256
Visa, Inc. - Class A	37,570	3,503,778

		9,427,347

Semiconductors & Semiconductor Equipment - 0.07%
Advantest Corp. (Japan)[1]	15,100	175,744
Sumco Corp. (Japan)[1]	22,300	225,500
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	9,041	114,097
Tokyo Electron Ltd. (Japan)[1]	3,900	207,416

		722,757

Software - 0.89%
Autodesk, Inc.*	151,000	5,224,600
CommVault Systems, Inc.*	1,060	45,135
Electronic Arts, Inc.*	128,830	3,008,180
Misys plc (United Kingdom)[1]	13,260	62,097

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
RealPage, Inc.*	11,960	$315,146
SAP AG (Germany)[1]	2,290	138,472
SolarWinds, Inc.*	15,080	435,209
SuccessFactors, Inc.*	9,950	265,665
Taleo Corp. - Class A*	10,450	338,580

		9,833,084

Total Information Technology		53,999,632

Materials - 1.21%
Chemicals - 1.08%
Arkema S.A. (France)[1]	2	136
BASF SE (Germany)[1]	5,010	365,709
Calgon Carbon Corp.*	9,140	145,783
Flotek Industries, Inc.*	8,380	62,347
Johnson Matthey plc (United Kingdom)[1]	9,480	285,148
Linde AG (Germany)[1]	1,490	236,042
Monsanto Co.	118,250	8,602,688
The Scotts Miracle-Gro Co. - Class A	1,300	63,063
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	1,200	61,626
Syngenta AG (Switzerland)[1]	6,500	1,980,687

		11,803,229

Construction Materials - 0.03%
CRH plc (Ireland)[1]	8,380	151,616
Eagle Materials, Inc.	6,500	133,770
Holcim Ltd. (Switzerland)[1]	1,230	77,891

		363,277

Containers & Packaging - 0.09%
Owens-Illinois, Inc.*	50,754	1,019,140

Metals & Mining - 0.01%
United States Steel Corp.	1,870	47,423

Total Materials		13,233,069

Telecommunication Services - 0.49%
Diversified Telecommunication Services - 0.47%
France Telecom S.A. (France)[1]	4,780	85,939
Swisscom AG - ADR (Switzerland)[5]	3,150	126,819
Telefonica S.A. - ADR (Spain)	19,310	412,655
Telenor ASA (Norway)[1]	241,940	4,309,613
Telenor ASA - ADR (Norway)[5]	4,550	242,242

		5,177,268

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services - 0.02%
SK Telecom Co. Ltd. - ADR (South Korea)	11,320	$167,423

Total Telecommunication Services		5,344,691

Utilities - 0.03%
Electric Utilities - 0.01%
E.ON AG (Germany)[1]	4,875	117,561

Independent Power Producers & Energy Traders - 0.00%**
GenOn Energy, Inc.*	14,269	43,520

Multi-Utilities - 0.01%
National Grid plc (United Kingdom)[1]	8,760	87,092

Water Utilities - 0.01%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	5,860	109,565

Total Utilities		357,738

TOTAL COMMON STOCKS (Identified Cost $247,831,102)		256,395,826

PREFERRED STOCKS - 0.35%

Consumer Staples - 0.01%
Household Products - 0.01%
Henkel AG & Co. KGaA (Germany)[1]	1,540	91,545

Financials - 0.34%
Commercial Banks - 0.10%
PNC Financial Services Group, Inc., Series K (non-cumulative), 8.25%[6]	180	181,864
Wells Fargo & Co., Series K (non-cumulative), 7.98%[6]	900	963,000

		1,144,864

Diversified Financial Services - 0.19%
Bank of America Corp., Series K (non-cumulative), 8.00%[6]	970	902,556
JPMorgan Chase & Co., Series 1 (non-cumulative), 7.90%[6]	1,125	1,211,299

		2,113,855

Real Estate Investment Trusts (REITS) - 0.05%
Public Storage, Series Q, 6.50%	18,560	489,427

Total Financials		3,748,146

TOTAL PREFERRED STOCKS (Identified Cost $3,815,960)		3,839,691

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS - 30.76%

Convertible Corporate Bonds - 0.05%
Financials - 0.04%
Real Estate Investment Trusts (REITS) - 0.04%
BioMed Realty LP7 , 3.75%, 1/15/2030	$410,000	$470,988

Information Technology - 0.01%
Computers & Peripherals - 0.01%
EMC Corp., 1.75%, 12/1/2013	40,000	63,650

Total Convertible Corporate Bonds (Identified Cost $526,610)		534,638

Non-Convertible Corporate Bonds - 30.71%
Consumer Discretionary - 4.84%
Auto Components - 0.03%
UCI International, Inc., 8.625%, 2/15/2019	295,000	290,575

Hotels, Restaurants & Leisure - 0.72%
International Game Technology, 7.50%, 6/15/2019	4,000,000	4,688,884
McDonald’s Corp., 5.80%, 10/15/2017	1,920,000	2,326,138
The Wendy’s Co., 10.00%, 7/15/2016	380,000	414,200
Wyndham Worldwide Corp., 9.875%, 5/1/2014	90,000	102,625
Wyndham Worldwide Corp., 6.00%, 12/1/2016	370,000	391,317

		7,923,164

Household Durables - 0.50%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	820,000	842,223
Tupperware Brands Corp.[7] , 4.75%, 6/1/2021	4,750,000	4,704,813

		5,547,036

Media - 3.12%
Cablevision Systems Corp., 8.625%, 9/15/2017	335,000	363,475
Columbus International, Inc. (Barbados)[7] , 11.50%, 11/20/2014	130,000	134,550
Comcast Corp., 5.15%, 3/1/2020	8,000,000	9,141,608
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	6,000,000	6,612,762
Discovery Communications LLC, 5.05%, 6/1/2020	6,580,000	7,291,364
Kabel BW Erste Beteiligungs GmbH - Kabel Baden-Wurttemberg GmbH & Co. KG (Germany)[7] , 7.50%, 3/15/2019	280,000	291,200
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	270,000	292,275
NBC Universal Media LLC, 5.15%, 4/30/2020	980,000	1,101,344
Sirius XM Radio, Inc.[7] , 9.75%, 9/1/2015	235,000	254,975
Time Warner, Inc., 4.875%, 3/15/2020	6,000,000	6,527,832
Time Warner, Inc., 4.75%, 3/29/2021	715,000	776,226
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[7] , 8.125%, 12/1/2017	475,000	505,875
UPCB Finance III Ltd. (Cayman Islands)[7] , 6.625%, 7/1/2020	490,000	487,550
Virgin Media Finance plc (United Kingdom), 8.375%, 10/15/2019	270,000	300,375

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
XM Satellite Radio, Inc.[7] , 7.625%, 11/1/2018	$170,000	$183,175

		34,264,586

Multiline Retail - 0.04%
Target Corp., 6.00%, 1/15/2018	325,000	393,578

Specialty Retail - 0.35%
DirectBuy Holdings, Inc.[7] , 12.00%, 2/1/2017	315,000	89,775
The Home Depot, Inc., 5.40%, 3/1/2016	510,000	581,985
Lowe’s Companies, Inc., 6.10%, 9/15/2017	1,800,000	2,155,838
Rent-A-Center, Inc., 6.625%, 11/15/2020	385,000	386,925
Toys R Us Property Co. II LLC, 8.50%, 12/1/2017	605,000	639,031

		3,853,554

Textiles, Apparel & Luxury Goods - 0.08%
Jones Group - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	565,000	511,325
VF Corp., 5.95%, 11/1/2017	330,000	390,795

		902,120

Total Consumer Discretionary		53,174,613

Consumer Staples - 0.76%
Beverages - 0.10%
CEDC Finance Corp. International, Inc.[7] , 9.125%, 12/1/2016	235,000	169,200
Constellation Brands, Inc., 7.25%, 9/1/2016	615,000	672,656
PepsiCo, Inc., 5.00%, 6/1/2018	110,000	127,850
PepsiCo, Inc., 7.90%, 11/1/2018	63,000	84,109

		1,053,815

Food Products - 0.63%
Kraft Foods, Inc., 6.125%, 2/1/2018	335,000	395,132
Kraft Foods, Inc., 5.375%, 2/10/2020	5,665,000	6,529,286

		6,924,418

Personal Products - 0.03%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	335,000	359,288

Total Consumer Staples		8,337,521

Energy - 1.96%
Energy Equipment & Services - 0.89%
Baker Hughes, Inc., 7.50%, 11/15/2018	305,000	399,920
Calfrac Holdings LP7 , 7.50%, 12/1/2020	315,000	302,400
Schlumberger Oilfield plc (United Kingdom)[7] , 4.20%, 1/15/2021	125,000	136,714
SESI LLC[7] , 6.375%, 5/1/2019	280,000	285,600

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Thermon Industries, Inc., 9.50%, 5/1/2017	$358,000	$386,640
Trinidad Drilling Ltd. (Canada)[7] , 7.875%, 1/15/2019	460,000	481,850
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	6,000,000	7,824,162

		9,817,286

Oil, Gas & Consumable Fuels - 1.07%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	2,950,000	3,390,190
Anadarko Petroleum Corp., 8.70%, 3/15/2019	1,220,000	1,592,190
Anadarko Petroleum Corp., 6.95%, 6/15/2019	3,000,000	3,616,431
Apache Corp., 6.90%, 9/15/2018	155,000	198,062
Arch Western Finance LLC, 6.75%, 7/1/2013	125,000	126,250
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[7] , 6.625%, 11/15/2019	370,000	380,175
Coffeyville Resources LLC - Coffeyville Finance, Inc.[7] , 9.00%, 4/1/2015	80,000	86,200
Coffeyville Resources LLC - Coffeyville Finance, Inc.[7] , 10.875%, 4/1/2017	85,000	96,263
Crosstex Energy LP - Crosstex Energy Finance Corp., 8.875%, 2/15/2018	350,000	371,000
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/2017	430,000	457,950
Hess Corp., 5.60%, 2/15/2041	265,000	298,994
Linn Energy LLC - Linn Energy Finance Corp., 7.75%, 2/1/2021	420,000	448,350
Martin Midstream Partners LP - Martin Midstream Finance Corp., 8.875%, 4/1/2018	180,000	186,750
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	175,000	183,750
Tesoro Corp., 9.75%, 6/1/2019	255,000	286,875

		11,719,430

Total Energy		21,536,716

Financials - 14.52%
Capital Markets - 3.45%
The Charles Schwab Corp., 4.45%, 7/22/2020	7,000,000	7,406,616
Credit Suisse AG (Switzerland)[7] , 2.60%, 5/27/2016	7,795,000	7,926,299
GFI Group, Inc.[7] , 8.375%, 7/19/2018	285,000	265,050
Goldman Sachs Capital I, 6.345%, 2/15/2034	380,000	352,833
Goldman Sachs Capital II8 , 5.793%, 6/1/2043	1,500,000	1,027,500
The Goldman Sachs Group, Inc.[9] , 3.25%, 6/15/2012	3,266,000	3,327,682
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	335,000	357,689
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	8,165,000	8,279,751
Jefferies Group, Inc., 8.50%, 7/15/2019	715,000	770,179
Merrill Lynch & Co., Inc., 6.05%, 8/15/2012	4,500,000	4,563,315
Morgan Stanley, 5.50%, 1/26/2020	2,650,000	2,611,042

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Morgan Stanley, 5.75%, 1/25/2021	$1,000,000	$987,593

		37,875,549

Commercial Banks - 4.59%
Bank of Montreal (Canada)[7] , 1.30%, 10/31/2014	2,140,000	2,145,202
Bank of Nova Scotia (Canada)[7] , 1.45%, 7/26/2013	520,000	524,326
Bank of Nova Scotia (Canada)[7] , 1.65%, 10/29/2015	1,305,000	1,305,251
Barclays Bank plc (United Kingdom)[7] , 2.50%, 9/21/2015	1,305,000	1,301,226
BNP Paribas Home Loan Covered Bonds S.A. (France)[7] , 2.20%, 11/2/2015	1,305,000	1,255,364
Household Finance Co., 6.375%, 11/27/2012	515,000	535,181
Intesa Sanpaolo S.p.A. (Italy)[7] , 6.50%, 2/24/2021	985,000	908,865
KeyBank National Association[9] , 3.20%, 6/15/2012	3,476,000	3,542,270
KeyBank National Association, 5.45%, 3/3/2016	550,000	590,242
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	315,000	364,601
National Bank of Canada (Canada)[7] , 2.20%, 10/19/2016	3,525,000	3,564,709
National City Corp., 6.875%, 5/15/2019	7,000,000	8,225,595
PNC Bank National Association, 5.25%, 1/15/2017	195,000	207,838
PNC Funding Corp.[9] , 2.30%, 6/22/2012	7,246,000	7,347,212
Royal Bank of Canada (Canada)[7] , 3.125%, 4/14/2015	1,150,000	1,206,498
Santander Issuances S.A. Unipersonal (Spain)[7] , 5.911%, 6/20/2016	900,000	878,660
Societe Generale S.A. (France)[7] , 5.75%, 4/20/2016	980,000	892,614
The Toronto-Dominion Bank (Canada)[7] , 2.20%, 7/29/2015	1,305,000	1,336,893
The Toronto-Dominion Bank (Canada)[7] , 1.625%, 9/14/2016	7,075,000	6,949,327
U.S. Bank National Association, 6.30%, 2/4/2014	100,000	110,386
USB Capital XIII Trust, 6.625%, 12/15/2039	210,000	215,830
Wachovia Corp., 5.25%, 8/1/2014	5,935,000	6,329,737
Wells Fargo & Co.[9] , 3.00%, 12/9/2011	515,000	516,474
Wilmington Trust Corp., 8.50%, 4/2/2018	120,000	144,182

		50,398,483

Consumer Finance - 1.06%
American Express Co., 8.125%, 5/20/2019	7,025,000	9,042,166
American Express Co.[8] , 6.80%, 9/1/2066	1,190,000	1,178,100
Credit Acceptance Corp., 9.125%, 2/1/2017	700,000	726,250
Discover Financial Services, 10.25%, 7/15/2019	580,000	696,567

		11,643,083

Diversified Financial Services - 2.95%
Bank of America Corp.[9] , 3.125%, 6/15/2012	5,518,000	5,622,577
Bank of America Corp., 4.875%, 1/15/2013	1,800,000	1,818,340
Bank of America Corp., 5.75%, 8/15/2016	205,000	200,713
Bank of America Corp., 5.65%, 5/1/2018	460,000	460,616

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Bank of America Corp., 7.625%, 6/1/2019	$4,315,000	$4,688,813
Bank of America Corp.[10] , 5.13%, 2/24/2026	353,000	309,659
Citigroup Funding, Inc.[9] , 1.875%, 10/22/2012	1,520,000	1,545,101
Citigroup, Inc.[9] , 2.875%, 12/9/2011	5,388,000	5,403,291
Citigroup, Inc., 8.50%, 5/22/2019	7,080,000	8,760,919
JPMorgan Chase & Co., 6.30%, 4/23/2019	2,000,000	2,266,262
JPMorgan Chase & Co., 4.95%, 3/25/2020	1,255,000	1,315,977

		32,392,268

Insurance - 0.06%
American International Group, Inc., 4.25%, 5/15/2013	200,000	198,975
Fidelity National Financial, Inc., 6.60%, 5/15/2017	210,000	229,132
Hartford Financial Services Group, Inc.[8] , 8.125%, 6/15/2038	235,000	238,525

		666,632

Real Estate Investment Trusts (REITS) - 2.41%
BioMed Realty LP, 3.85%, 4/15/2016	470,000	462,255
Boston Properties LP, 5.875%, 10/15/2019	5,150,000	5,682,057
Camden Property Trust, 5.70%, 5/15/2017	2,270,000	2,512,000
Digital Realty Trust LP, 5.25%, 3/15/2021	880,000	859,288
DuPont Fabros Technology LP, 8.50%, 12/15/2017	455,000	486,850
HCP, Inc., 6.70%, 1/30/2018	6,255,000	6,774,953
Health Care REIT, Inc., 6.20%, 6/1/2016	520,000	557,070
Mack-Cali Realty LP, 7.75%, 8/15/2019	315,000	374,165
National Retail Properties, Inc., 6.875%, 10/15/2017	280,000	310,364
Simon Property Group LP, 10.35%, 4/1/2019	6,180,000	8,401,444

		26,420,446

Total Financials		159,396,461

Health Care - 1.08%
Biotechnology - 0.66%
Amgen, Inc., 3.45%, 10/1/2020	7,000,000	7,252,910

Health Care Equipment & Supplies - 0.15%
Alere, Inc., 7.875%, 2/1/2016	330,000	326,700
Alere, Inc., 9.00%, 5/15/2016	407,000	411,070
Fresenius Medical Care US Finance, Inc., 6.875%, 7/15/2017	395,000	423,637
Fresenius US Finance II, Inc.[7] , 9.00%, 7/15/2015	470,000	531,100

		1,692,507

Health Care Providers & Services - 0.18%
BioScrip, Inc., 10.25%, 10/1/2015	165,000	166,238
HCA, Inc., 8.00%, 10/1/2018	495,000	519,131

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services (continued)
HCA, Inc., 6.50%, 2/15/2020	$90,000	$94,275
Health Management Associates, Inc., 6.125%, 4/15/2016	555,000	563,325
LifePoint Hospitals, Inc., 6.625%, 10/1/2020	260,000	271,050
STHI Holding Corp.[7] , 8.00%, 3/15/2018	300,000	306,000

		1,920,019

Pharmaceuticals - 0.09%
Johnson & Johnson, 5.95%, 8/15/2037	160,000	215,221
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	525,000	617,020
Wyeth, 6.50%, 2/1/2034	155,000	205,088

		1,037,329

Total Health Care		11,902,765

Industrials - 3.95%
Aerospace & Defense - 0.29%
The Boeing Co., 6.00%, 3/15/2019	2,410,000	2,919,156
Ducommun, Inc.[7] , 9.75%, 7/15/2018	295,000	303,850

		3,223,006

Air Freight & Logistics - 0.63%
Aguila 3 S.A. (Luxembourg)[7] , 7.875%, 1/31/2018	570,000	558,600
FedEx Corp., 8.00%, 1/15/2019	4,690,000	6,090,298
United Parcel Service, Inc., 6.20%, 1/15/2038	180,000	239,256

		6,888,154

Airlines - 0.24%
Continental Airlines, Inc.[7] , 6.75%, 9/15/2015	430,000	431,075
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	132,360	133,683
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B7 , 6.375%, 1/2/2016	395,000	361,425
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	135,000	125,213
Southwest Airlines Co., 5.25%, 10/1/2014	355,000	379,997
Southwest Airlines Co., 5.75%, 12/15/2016	1,070,000	1,181,317

		2,612,710

Building Products - 0.07%
Building Materials Corp. of America[7] , 6.875%, 8/15/2018	175,000	182,000
Building Materials Corp. of America[7] , 7.50%, 3/15/2020	85,000	90,525
Owens Corning, 9.00%, 6/15/2019	445,000	526,361

		798,886

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Commercial Services & Supplies - 0.40%
Clean Harbors, Inc., 7.625%, 8/15/2016	$149,000	$157,568
Garda World Security Corp. (Canada)[7] , 9.75%, 3/15/2017	435,000	441,525
Waste Management, Inc., 7.375%, 3/11/2019	3,000,000	3,757,917

		4,357,010

Industrial Conglomerates - 1.41%
GE Capital Trust I8 , 6.375%, 11/15/2067	1,015,000	1,001,683
General Electric Capital Corp.[9] , 3.00%, 12/9/2011	5,798,000	5,813,736
General Electric Capital Corp., 5.625%, 5/1/2018	1,800,000	1,990,210
General Electric Capital Corp., 5.50%, 1/8/2020	2,115,000	2,358,570
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	355,000	415,146
General Electric Co., 5.25%, 12/6/2017	180,000	205,077
Textron, Inc., 5.60%, 12/1/2017	3,150,000	3,254,533
Textron, Inc., 7.25%, 10/1/2019	350,000	388,248

		15,427,203

Machinery - 0.30%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	305,000	386,476
Dynacast International LLC - Dynacast Finance, Inc.[7] , 9.25%, 7/15/2019	430,000	395,600
John Deere Capital Corp., 5.75%, 9/10/2018	2,060,000	2,465,552

		3,247,628

Marine - 0.05%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island), 8.875%, 11/1/2017	605,000	579,287

Road & Rail - 0.56%
CSX Corp., 7.375%, 2/1/2019	4,000,000	5,058,620
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	935,000	940,544
Union Pacific Corp., 5.65%, 5/1/2017	175,000	203,039

		6,202,203

Total Industrials		43,336,087

Information Technology - 0.63%
Communications Equipment - 0.04%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	205,000	180,400
EH Holding Corp.[7] , 6.50%, 6/15/2019	290,000	296,525

		476,925

Computers & Peripherals - 0.06%
International Business Machines Corp., 5.60%, 11/30/2039	535,000	673,200

Electronic Equipment, Instruments & Components - 0.38%
Corning, Inc., 6.625%, 5/15/2019	3,200,000	3,886,669

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
CPI International, Inc., 8.00%, 2/15/2018	$275,000	$243,375

		4,130,044

IT Services - 0.06%
The Western Union Co., 5.253%, 4/1/2020	590,000	632,538

Semiconductors & Semiconductor Equipment - 0.07%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	455,000	468,650
Advanced Micro Devices, Inc., 7.75%, 8/1/2020	85,000	86,275
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co.,10.50%, 4/15/2018	180,000	184,050

		738,975

Software - 0.02%
Microsoft Corp., 5.20%, 6/1/2039	190,000	230,366

Total Information Technology		6,882,048

Materials - 1.77%
Chemicals - 0.06%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	320,000	391,447
Rhodia S.A. (France)[7] , 6.875%, 9/15/2020	265,000	299,119

		690,566

Containers & Packaging - 0.10%
Longview Fibre Paper & Packaging, Inc.[7] , 8.00%, 6/1/2016	290,000	294,350
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[7] , 9.00%, 5/15/2018	190,000	183,825
Reynolds Group Issuer, Inc. - Reynolds Group Issuer L L C 7 ,7.125%, 4/15/2019	575,000	586,500

		1,064,675

Metals & Mining - 0.52%
Alcoa, Inc., 5.72%, 2/23/2019	2,032,000	2,037,214
Alcoa, Inc., 5.87%, 2/23/2022	295,000	291,497
ArcelorMittal (Luxembourg), 5.50%, 3/1/2021	930,000	898,673
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	925,000	1,130,073
Calcipar S.A. (Luxembourg)[7] , 6.875%, 5/1/2018	440,000	409,200
FMG Resources August 2006 Pty, Ltd. (Australia)[7] , 8.25%, 11/1/2019	135,000	136,350
FMG Resources August 2006 Pty. Ltd. (Australia)[7] , 6.875%, 2/1/2018	395,000	379,200
Mirabela Nickel Ltd. (Australia)[7] , 8.75%, 4/15/2018	465,000	413,850

		5,696,057

Paper & Forest Products - 1.09%
Georgia-Pacific LLC[7] , 8.25%, 5/1/2016	480,000	532,243

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products (continued)
International Paper Co., 9.375%, 5/15/2019	$8,500,000	$10,899,720
International Paper Co., 7.50%, 8/15/2021	490,000	595,489

		12,027,452

Total Materials		19,478,750

Telecommunication Services - 0.38%
Diversified Telecommunication Services - 0.22%
Inmarsat Finance plc (United Kingdom)[7] , 7.375%, 12/1/2017	675,000	722,250
Intelsat Jackson Holdings S.A. (Luxembourg)[7] , 7.25%, 4/1/2019	430,000	432,150
Verizon Communications, Inc., 3.00%, 4/1/2016	475,000	499,889
Wind Acquisition Finance S.A. (Luxembourg)[7] , 11.75%, 7/15/2017	160,000	158,400
Wind Acquisition Finance S.A. (Luxembourg)[7] , 7.25%, 2/15/2018	630,000	607,950

		2,420,639

Wireless Telecommunication Services - 0.16%
CC Holdings GS V LLC - Crown Castle GS III Corp.[7] , 7.75%, 5/1/2017	550,000	595,375
Crown Castle Towers LLC[7] , 6.113%, 1/15/2020	390,000	430,947
Crown Castle Towers LLC[7] , 4.883%, 8/15/2020	224,000	228,982
NII Capital Corp., 8.875%, 12/15/2019	230,000	241,500
SBA Tower Trust[7] , 5.101%, 4/15/2017	200,000	217,900

		1,714,704

Total Telecommunication Services		4,135,343

Utilities - 0.82%
Electric Utilities - 0.74%
Allegheny Energy Supply Co. LLC[7] , 5.75%, 10/15/2019	365,000	397,438
Columbus Southern Power Co., Series C, 5.50%, 3/1/2013	1,800,000	1,893,969
Exelon Generation Co. LLC, 5.20%, 10/1/2019	5,000,000	5,376,960
Southwestern Electric Power Co., 6.45%, 1/15/2019	335,000	391,013

		8,059,380

Gas Utilities - 0.04%
Ferrellgas LP - Ferrellgas Finance Corp., 6.50%, 5/1/2021	490,000	438,550

Independent Power Producers & Energy Traders - 0.03%
The AES Corp., 8.00%, 10/15/2017	325,000	356,688

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Multi-Utilities - 0.01%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	$85,000 $	92,459

Total Utilities		8,947,077

Total Non-Convertible Corporate Bonds (Identified Cost $322,277,360)		337,127,381

TOTAL CORPORATE BONDS (Identified Cost $322,803,970)		337,662,019

MUTUAL FUNDS - 0.21%
iShares Dow Jones US Real Estate Index Fund	13,240	757,858
iShares iBoxx High Yield Corporate Bond Fund	17,480	1,560,614
TOTAL MUTUAL FUNDS (Identified Cost $2,289,867)		2,318,472

U.S. TREASURY SECURITIES - 5.47%

U.S. Treasury Notes - 5.47%
U.S. Treasury Note, 0.375%, 9/30/2012	$13,000,000	13,025,389
U.S. Treasury Note, 0.625%, 2/28/2013	10,000,000	10,056,640
U.S. Treasury Note, 2.125%, 12/31/2015	13,800,000	14,588,104
U.S. Treasury Note, 2.00%, 4/30/2016	5,000,000	5,254,700
U.S. Treasury Note, 2.75%, 12/31/2017	12,650,000	13,690,665
U.S. Treasury Note, 3.75%, 11/15/2018	3,000,000	3,432,186

TOTAL U.S. TREASURY SECURITIES (Identified Cost $57,956,261)		60,047,684

ASSET-BACKED SECURITIES - 0.28%

FDIC Trust, Series 2011-R1, Class A7 , 2.672%, 7/25/2026	1,808,069	1,852,212
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2011-1A, Class A7 , 3.72%, 3/15/2023	700,000	705,600
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[7] , 5.29%, 3/25/2016	170,000	184,950
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[7] , 3.74%, 2/25/2017	300,000	309,568

TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,977,822)		3,052,330

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.14%
Americold LLC Trust, Series 2010-ARTA, Class A1[7] , 3.847%, 1/14/2029	470,472	491,773

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4[8] , 5.921%, 5/10/2045	$100,000	$111,743
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	1,500,000	1,653,065
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	900,000	990,010
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[8] , 5.903%, 9/11/2038	795,000	892,128
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	950,000	1,044,669
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[7] , 3.759%, 4/15/2044	660,000	673,783
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[8] , 5.922%, 3/15/2049	100,000	110,609
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[8] , 5.943%, 6/10/2046	400,000	441,546
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[7] , 3.156%, 7/10/2046	250,024	255,309
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[7] , 3.742%, 11/10/2046	991,032	1,031,663
FREMF Mortgage Trust, Series 2011-K701, Class B7,8 , 4.287%, 7/25/2048	1,000,000	927,609
FREMF Mortgage Trust, Series 2011-K702, Class B7,8 , 4.771%, 4/25/2044	1,430,000	1,421,895
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[8] , 6.073%, 7/10/2038	500,000	550,096
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[7] , 3.849%, 12/10/2043	1,273,699	1,325,976
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[8] , 5.455%, 1/12/2043	1,370,000	1,456,011
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[8] , 5.373%, 12/15/2044	325,000	363,042
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[8] , 6.072%, 4/15/2045	1,230,000	1,368,321
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[8] , 6.067%, 6/15/2038	1,290,000	1,441,748
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A7 , 3.913%, 6/25/2043	1,533,010	1,546,391
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[8] , 5.414%, 7/12/2046	100,000	109,055
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A8 , 5.23%, 9/15/2042	750,000	833,978
Morgan Stanley Capital I, Series 2011-C1, Class A2[7] , 3.884%, 9/15/2047	800,000	831,858
Vornado DP LLC, Series 2010-VNO, Class A2FX7 , 4.004%, 9/13/2028	155,000	157,323
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[8] , 5.379%, 10/15/2044	100,000	110,870
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[8] , 5.923%, 5/15/2043	100,000	109,465

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[8] , 6.011%, 6/15/2045		$1,090,000	$1,209,554
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[7] , 4.393%, 11/15/2043		265,000	272,647
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[7] , 3.791%, 2/15/2044		1,670,000	1,718,308

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $23,025,049)			23,450,445

FOREIGN GOVERNMENT BONDS - 0.15%

Hellenic Republic Government Bond (Greece), 6.00%, 7/19/2019	EUR	380,000	186,188

Republic of Italy (Italy), 2.125%, 10/5/2012		$1,460,000	1,433,686

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $1,925,610)			1,619,874

U.S. GOVERNMENT AGENCIES - 32.77%

Mortgage-Backed Securities - 10.99%
Fannie Mae, Pool #805347, 5.50%, 1/1/2020		7,389	8,056
Fannie Mae, Pool #816064, 4.50%, 4/1/2020		88,236	95,452
Fannie Mae, Pool #851149, 5.00%, 4/1/2021		100,525	108,418
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		3,792,342	4,122,948
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		248,278	270,078
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		306,144	333,004
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		2,291,803	2,491,596
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		398,826	433,819
Fannie Mae, Pool #899287, 5.00%, 2/1/2022		38,970	41,933
Fannie Mae, Pool #888815, 4.50%, 11/1/2022		346,566	370,684
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		4,079,086	4,434,689
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024		532,624	567,527
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024		785,794	837,288
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		240,778	261,191
Fannie Mae, Pool #357319, 6.00%, 12/1/2032		74,478	82,670
Fannie Mae, Pool #790393, 6.50%, 9/1/2034		1,712	1,915
Fannie Mae, Pool #745147, 4.50%, 12/1/2035		291,278	309,392
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		6,276,923	6,849,693
Fannie Mae, Pool #886904, 6.50%, 9/1/2036		581,539	646,928
Fannie Mae, Pool #901895, 6.50%, 9/1/2036		41,271	45,911
Fannie Mae, Pool #888021, 6.00%, 12/1/2036		2,487,458	2,735,427
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		2,419,421	2,628,474
Fannie Mae, Pool #899393, 6.00%, 4/1/2037		81,792	89,844
Fannie Mae, Pool #939487, 5.00%, 6/1/2037		39,895	42,974
Fannie Mae, Pool #918516, 5.50%, 6/1/2037		1,233,226	1,339,784

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #949709, 6.50%, 9/1/2037	$913	$1,012
Fannie Mae, Pool #950248, 6.00%, 10/1/2037	105,748	116,157
Fannie Mae, Pool #960196, 5.00%, 11/1/2037	19,907	21,444
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	375,665	404,661
Fannie Mae, Pool #929084, 5.00%, 2/1/2038	145,264	156,476
Fannie Mae, Pool #972107, 5.00%, 2/1/2038	534,969	576,262
Fannie Mae, Pool #961950, 5.00%, 3/1/2038	7,167	7,869
Fannie Mae, Pool #973091, 5.00%, 3/1/2038	15,896	17,123
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	270,017	290,859
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	703,683	757,999
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	416,378	448,517
Fannie Mae, Pool #976516, 5.00%, 5/1/2038	17,940	19,324
Fannie Mae, Pool #981636, 5.00%, 6/1/2038	14,148	15,240
Fannie Mae, Pool #981650, 5.00%, 6/1/2038	224,370	241,689
Fannie Mae, Pool #985554, 5.00%, 6/1/2038	38,795	41,789
Fannie Mae, Pool #982317, 6.00%, 6/1/2038	45,687	50,156
Fannie Mae, Pool #934329, 5.00%, 7/1/2038	218,785	235,673
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	9,171,956	10,086,285
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	237,170	260,368
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	726,061	797,079
Fannie Mae, Pool #988990, 6.00%, 9/1/2038	16,652	18,281
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	1,210,256	1,328,634
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	1,121,009	1,232,759
Fannie Mae, Pool #983839, 5.00%, 11/1/2038	20,180	21,738
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	377,942	414,910
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	283,572	311,309
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	262,861	288,572
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	537,053	578,507
Fannie Mae, Pool #992293, 5.00%, 1/1/2039	174,110	187,549
Fannie Mae, Pool #994216, 5.00%, 1/1/2039	34,269	36,914
Fannie Mae, Pool #AA1717, 5.00%, 1/1/2039	257,765	277,661
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	529,647	570,446
Fannie Mae, Pool #988811, 6.00%, 1/1/2039	241,747	265,392
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	601,572	647,911
Fannie Mae, Pool #AA1686, 5.00%, 3/1/2039	153,793	165,640
Fannie Mae, Pool #AA4461, 5.00%, 3/1/2039	33,625	36,215
Fannie Mae, Pool #AA3636, 6.00%, 3/1/2039	321,073	352,177
Fannie Mae, Pool #AA5087, 5.00%, 4/1/2039	53,626	57,757
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	2,474,074	2,687,849
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	863,369	947,008
Fannie Mae, Pool #AC2881, 6.00%, 8/1/2039	144,062	158,153
Fannie Mae, Pool #AC1901, 5.00%, 9/1/2039	192,286	207,819
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	414,512	446,443

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	$986,193	$1,062,160
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	337,832	363,855
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	737,655	794,477
Fannie Mae, Pool #AC8791, 5.00%, 1/1/2040	31,875	34,340
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	3,715,740	4,080,829
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	8,395,222	9,257,924
Freddie Mac, Pool #B16835, 5.50%, 10/1/2019	5,186	5,611
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	1,291,719	1,397,465
Freddie Mac, Pool #G11912, 5.50%, 3/1/2021	160,629	175,284
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	401,390	435,981
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	270,350	293,648
Freddie Mac, Pool #J06512, 5.00%, 12/1/2022	64,200	68,923
Freddie Mac, Pool #G12966, 5.50%, 1/1/2023	29,220	31,503
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	225,933	244,979
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	397,591	431,854
Freddie Mac, Pool #G13136, 4.50%, 5/1/2023	50,179	53,367
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	199,270	214,836
Freddie Mac, Pool #G01736, 6.50%, 9/1/2034	5,146	5,794
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	3,868,080	4,185,459
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	435,744	476,808
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	1,891,601	2,046,808
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	8,015,107	8,770,437
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	4,792,747	5,185,996
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	2,083,013	2,253,275
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	1,627,228	1,760,235
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	4,829,936	5,224,727
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	808,575	874,666
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	3,552,008	3,847,892
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	4,347,201	4,703,892
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	3,912,472	4,233,493
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	1,403,005	1,535,221
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	886,713	970,276
GNMA, Pool #398655, 6.50%, 5/15/2026	775	885
GNMA, Pool #452826, 9.00%, 1/15/2028	1,983	2,408
GNMA, Pool #460820, 6.00%, 6/15/2028	9,388	10,569
GNMA, Pool #458983, 6.00%, 1/15/2029	19,323	21,755
GNMA, Pool #530481, 8.00%, 8/15/2030	16,043	19,084
GNMA, Pool #577796, 6.00%, 1/15/2032	11,712	13,152
GNMA, Pool #671304, 5.50%, 6/15/2037	89,216	99,135
GNMA, Pool #671531, 5.50%, 9/15/2037	57,345	63,721
GNMA, Pool #671161, 5.50%, 11/15/2037	251,947	279,959

32	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Conservative Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
GNMA, Pool #672715, 5.50%, 5/15/2038	$167,997	$186,623

Total Mortgage-Backed Securities (Identified Cost $118,890,221)		120,654,627

Other Agencies - 21.78%
Fannie Mae, 0.50%, 10/30/2012	8,000,000	8,023,904
Fannie Mae, 4.375%, 3/15/2013	32,396,000	34,194,432
Fannie Mae, 3.875%, 7/12/2013	11,000,000	11,664,125
Fannie Mae, 3.00%, 9/16/2014	11,000,000	11,754,391
Fannie Mae, 2.375%, 7/28/2015	15,500,000	16,370,031
Fannie Mae, 1.625%, 10/26/2015	20,000,000	20,513,580
Fannie Mae, 5.25%, 9/15/2016	9,500,000	11,296,631
Fannie Mae, 6.25%, 5/15/2029	2,334,000	3,181,102
Fannie Mae, 7.25%, 5/15/2030	2,102,000	3,175,321
Fannie Mae, 6.625%, 11/15/2030	2,220,000	3,178,241
Federal Farm Credit Bank, 5.125%, 8/25/2016	3,640,000	4,298,108
Federal Home Loan Bank, 3.625%, 10/18/2013	5,500,000	5,839,421
Federal Home Loan Bank, 5.00%, 11/17/2017	7,985,000	9,536,829
Freddie Mac, 0.375%, 11/30/2012	15,000,000	15,024,795
Freddie Mac, 0.875%, 10/28/2013	32,000,000	32,276,608
Freddie Mac, 2.875%, 2/9/2015	12,110,000	12,904,646
Freddie Mac, 1.75%, 9/10/2015	7,445,000	7,681,751
Freddie Mac, 5.125%, 10/18/2016	10,495,000	12,419,038
Freddie Mac, 5.50%, 8/23/2017	7,640,000	9,316,590
Freddie Mac, 6.75%, 3/15/2031	2,190,000	3,177,252
Freddie Mac, 6.25%, 7/15/2032	2,334,000	3,266,365

Total Other Agencies (Identified Cost $232,517,553)		239,093,161

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $351,407,774)		359,747,788

SHORT-TERM INVESTMENTS - 2.87%
Dreyfus Cash Management, Inc. - Institutional Shares[11] , 0.05%, (Identified Cost $31,469,119)	31,469,119	31,469,119

TOTAL INVESTMENTS - 98.35% (Identified Cost $1,045,502,534)		1,079,603,248
OTHER ASSETS, LESS LIABILITIES - 1.65%		18,160,188

NET ASSETS - 100%		$1,097,763,436

The accompanying notes are an integral part of the financial statements.	33

Investment Portfolio - October 31, 2011

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCTOBER 31, 201112 :

Settlement Date	Contracts to Deliver		In Exchange For	Contracts At Value	Unrealized Appreciation
11/25/2011	EUR	190,000	$262,970	$262,838	$132

ADR - American Depository Receipt

EUR - Euro currency

NVDR - Non-Voting Depository Receipt

*	Non-income producing security
**	Less than 0.01%
[1]	A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.
[2]	Traded on Canadian exchange.
[3]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[4]	Traded on Hong Kong exchange.
[5]	Latest quoted sales price is not available and the latest quoted bid price was used to value the security.
[6]	The rate shown is fixed as of October 31, 2011; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2013 to 2018.
[7]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid. These securities amount to $64,152,706, or 5.84%, of the Series’ net assets as of October 31, 2011.

[8]	The coupon rate is floating and is the effective rate as of October 31, 2011.
[9]	Security insured under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
[10]	Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of October 31, 2011.
[11]	Rate shown is the current yield as of October 31, 2011.
[12]	The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

34	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2011

ASSETS:
Investments, at value (identified cost $1,045,502,534) (Note 2)	$1,079,603,248
Foreign currency (identified cost $211,802)	208,366
Receivable for fund shares sold	12,255,025
Interest receivable	6,989,654
Receivable for securities sold	6,515,171
Dividends receivable	136,956
Foreign tax reclaims receivable	110,026
Unrealized appreciation on foreign forward currency contracts (Note 2)	132

TOTAL ASSETS	1,105,818,578

LIABILITIES:

Accrued management fees (Note 3)	544,206
Accrued shareholder services fees (Class S) (Note 3)	142,710
Accrued fund accounting and administration fees (Note 3)	58,930
Accrued transfer agent fees (Note 3)	47,619
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	36,109
Accrued Chief Compliance Officer service fees (Note 3)	230
Accrued directors’ fees (Note 3)	28
Payable for securities purchased	5,846,406
Payable for fund shares repurchased	1,228,878
Other payables and accrued expenses	150,026

TOTAL LIABILITIES	8,055,142

TOTAL NET ASSETS	$1,097,763,436

NET ASSETS CONSIST OF:

Capital stock	$874,320
Additional paid-in-capital	1,034,921,419
Undistributed net investment income	9,659,276
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	18,200,650
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	34,107,771

TOTAL NET ASSETS	$1,097,763,436

The accompanying notes are an integral part of the financial statements.	35

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2011

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($870,692,508/66,170,296 shares)	$13.16

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($181,344,844/16,875,240 shares)	$10.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($42,897,865/4,115,543 shares)	$10.42

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($2,828,219/270,938 shares)	$10.44

36	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2011

INVESTMENT INCOME:

Interest	$22,693,438
Dividends (net of foreign taxes withheld, $172,013)	4,348,923

Total Investment Income	27,042,361

EXPENSES:

Management fees (Note 3)	5,888,539
Shareholder services fees (Class S) (Note 3)	1,581,811
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	284,115
Fund accounting and administration fees (Note 3)	233,835
Transfer agent fees (Note 3)	179,083
Directors’ fees (Note 3)	26,100
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	3,440
Chief Compliance Officer service fees (Note 3)	2,606
Custodian fees	84,348
Miscellaneous	311,716

Total Expenses	8,595,593

NET INVESTMENT INCOME	18,446,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	18,578,039
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $30,868)	(40,366)
Forward foreign currency exchange contracts	1,818

18,539,491

Net change in unrealized appreciation (depreciation) on-
Investments	(9,720,452)
Foreign currency and translation of other assets and liabilities	925
Forward foreign currency exchange contracts	4,425

(9,715,102)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	8,824,389

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,271,157

The accompanying notes are an integral part of the financial statements.	37

Statement of Changes in Net Assets - Pro-Blend® Conservative Term Series

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$18,446,768	$13,834,831
Net realized gain on investments and foreign currency (net of Brazilian tax of $30,868 and $0, respectively)	18,539,491	24,648,250
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,715,102)	29,245,306

Net increase from operations	27,271,157	67,728,387

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(13,191,554)	(6,599,872)
From net investment income (Class I)	(3,512,349)	(2,249,942)
From net investment income (Class C)	(371,207)	(60,752)
From net investment income (Class R)	(4,541)	—
From net realized gain on investments (Class S)	(17,869,909)	—
From net realized gain on investments (Class I)	(4,243,177)	—
From net realized gain on investments (Class C)	(600,819)	—
From net realized gain on investments (Class R)	(201)	—

Total distributions to shareholders	(39,793,757)	(8,910,566)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	269,691,096	357,696,696

Net increase in net assets	257,168,496	416,514,517

NET ASSETS:

Beginning of year	840,594,940	424,080,423

End of year (including undistributed net investment income of $9,659,276 and $8,279,669, respectively)	$1,097,763,436	$840,594,940

38	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	For the Years Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.37	$12.21	$11.13	$12.74	$12.35

Income (loss) from investment operations:
Net investment income	0.25 [1]	0.29 [1]	0.23 [1]	0.24	0.30
Net realized and unrealized gain (loss) on investments	0.12	1.07	1.07	(1.15)	0.65

Total from investment operations	0.37	1.36	1.30	(0.91)	0.95

Less distributions to shareholders:
From net investment income	(0.24)	(0.20)	(0.22)	(0.27)	(0.31)
From net realized gain on investments	(0.34)	—	—	(0.43)	(0.25)

Total distributions to shareholders	(0.58)	(0.20)	(0.22)	(0.70)	(0.56)

Net asset value - End of year	$13.16	$13.37	$12.21	$11.13	$12.74

Net assets - End of year (000’s omitted)	$870,693	$683,681	$328,201	$139,174	$110,567

Total return[2]	2.87%	11.26%	11.83%	(7.52%)	7.95%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.89%	0.90%	0.90%	0.92%	0.99%
Net investment income	1.87%	2.28%	1.97%	2.33%	2.73%
Series portfolio turnover	25%	42%	47%	45%	49%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[3]	0.03%	0.05%	N/A

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

[3]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	39

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.03	$10.11	$9.27	$10.00

Income (loss) from investment operations:
Net investment income	0.22 [2]	0.26 [2]	0.21 [2]	0.06
Net realized and unrealized gain (loss) on investments	0.10	0.88	0.87	(0.74)

Total from investment operations	0.32	1.14	1.08	(0.68)

Less distributions to shareholders:
From net investment income	(0.26)	(0.22)	(0.24)	(0.05)
From net realized gain on investments	(0.34)	—	—	—

Total distributions to shareholders	(0.60)	(0.22)	(0.24)	(0.05)

Net asset value - End of period	$10.75	$11.03	$10.11	$9.27

Net assets - End of period (000’s omitted)	$181,345	$139,399	$95,879	$77

Total return[3]	3.07%	11.49%	11.94%	(6.81%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.69%	0.70%	0.70%	0.70%[4]
Net investment income	2.07%	2.48%	2.17%	1.81%[4]
Series portfolio turnover	25%	42%	47%	45%

*        The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[5]	0.03%	0.15%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

40	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class C

	For the Year Ended 10/30/11	For the Period 1/4/10[1] to 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.73	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.12
Net realized and unrealized gain on investments	0.10	0.68

Total from investment operations	0.21	0.80

Less distributions to shareholders:
From net investment income	(0.18)	(0.07)
From net realized gain on investments	(0.34)	—

Total distributions to shareholders	(0.52)	(0.07)

Net asset value - End of period	$10.42	$10.73

Net assets - End of period (000’s omitted)	$42,898	$17,514

Total return[3]	2.06%	8.03%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.69%	1.70%[4]
Net investment income	1.03%	1.43%[4]
Series portfolio turnover	25%	42%

*       The investment advisor did not impose all or a portion of its other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[4,5]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	For the Year Ended 10/30/11	For the Period 6/30/10[1] to 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.76	$10.00

Income from investment operations:
Net investment income[2]	0.13	0.05
Net realized and unrealized gain on investments	0.13	0.71

Total from investment operations	0.26	0.76

Less distributions to shareholders:
From net investment income	(0.24)	—
From net realized gain on investments	(0.34)	—

Total distributions to shareholders	(0.58)	—

Net asset value - End of period	$10.44	$10.76

Net assets - End of period (000’s omitted)	$2,828	$1

Total return[3]	2.61%	7.60%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.19%	1.20%[4]
Net investment income	1.31%	1.51%[4]
Series portfolio turnover	25%	42%

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

[4]	Annualized.

42	The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Moderate Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Five Year	Ten Year	Since Inception[2]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S3	2.78%	3.36%	5.68%	6.90%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I3,4	2.93%	3.61%	5.99%	7.24%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class C3,4	1.97%	2.59%	4.94%	6.18%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R3,4	2.50%	3.05%	5.44%	6.70%
Barclays Capital U.S. Aggregate Bond Index[5,7]	5.00%	6.41%	5.46%	6.19%
10%/30%/60% Blended Index[6,7]	5.35%	4.48%	5.77%	6.97%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2011 to the Barclays Capital U.S. Aggregate Bond Index and a 10%/30%/60% Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.82% for Class I, 1.82% for class C and 1.32% for Class R for the year ended October 31, 2011.

[4]

For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

[5]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[6]

The 10%/30%/60% Blended Index is 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[7]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index’s portfolios.

43

Shareholder Expense Example - Pro-Blend® Moderate Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11*	Annualized Expense ratio
Class S
Actual	$1,000.00	$956.70	$5.33	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class I
Actual	$1,000.00	$958.10	$4.10	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class C
Actual	$1,000.00	$953.00	$9.01	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30	1.83%
Class R
Actual	$1,000.00	$955.60	$6.51	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%

44

Shareholder Expense Example - Pro-Blend® Moderate Term Series (unaudited)

*

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

45

Portfolio Composition - Pro-Blend® Moderate Term Series (unaudited)

As of October 31, 2011

Sector Allocation[3]

Financials	23.24%
Consumer Discretionary	10.72%
Information Technology	10.34%
Industrials	8.76%
Health Care	7.07%
Energy	5.50%
Consumer Staples	5.17%
Materials	4.24%
Telecommunication Services	1.83%
Utilities	0.48%

[3]	Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]

Google, Inc. - Class A	1.51%
Monsanto Co.	1.47%
The Walt Disney Co.	1.46%
The Charles Schwab Corp.	1.37%
Cisco Systems, Inc.	1.36%
Time Warner, Inc.	1.23%
Hess Corp.	1.23%
Carnival Corp.	1.22%
EMC Corp.	1.03%
Autodesk, Inc.	0.90%

4 As a percentage of total investments.

46

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS - 46.52%

Consumer Discretionary - 7.42%
Auto Components - 0.05%
Hankook Tire Co. Ltd. (South Korea)[1]	13,160	$525,270

Automobiles - 0.41%
Suzuki Motor Corp. (Japan)[1]	9,500	201,487
Tesla Motors, Inc.*	8,810	258,750
Toyota Motor Corp. (Japan)[1]	5,200	172,644
Toyota Motor Corp. - ADR (Japan)	53,090	3,541,634
Yamaha Motor Co. Ltd. (Japan)[1]	24,400	349,506

		4,524,021

Distributors - 0.01%
Inchcape plc (United Kingdom)[1]	24,680	128,866

Diversified Consumer Services - 0.02%
Anhanguera Educacional Participacoes S.A. (Brazil)	4,490	66,715
Grand Canyon Education, Inc.*	7,790	127,055

		193,770

Hotels, Restaurants & Leisure - 1.39%
7 Days Group Holdings Ltd. - ADR (Cayman Islands)*	2,710	44,742
Accor S.A. (France)[1]	22,520	736,043
Carnival Corp.	380,790	13,407,616
Ctrip.com International Ltd. - ADR (China)*	16,200	564,732
Hyatt Hotels Corp. - Class A*	7,660	284,875
Intercontinental Hotels Group plc (United Kingdom)[1]	15,640	288,652
Thomas Cook Group plc (United Kingdom)[1]	71,740	59,528
TUI Travel plc (United Kingdom)[1]	39,870	109,101

		15,495,289

Household Durables - 0.14%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	55,360	76,392
DR Horton, Inc.	22,160	246,641
Lennar Corp. - Class A	23,140	382,736
LG Electronics, Inc. (South Korea)[1]	2,400	158,885
NVR, Inc.*	380	244,245
Rodobens Negocios Imobiliarios S.A. (Brazil)	36,860	233,803
Toll Brothers, Inc.*	13,210	230,382

		1,573,084

Internet & Catalog Retail - 0.53%
Amazon.com, Inc.*	26,840	5,730,608
Blue Nile, Inc.*	1,880	84,844
Ocado Group plc (United Kingdom)*[1]	51,510	77,192

		5,892,644

The accompanying notes are an integral part of the financial statements.	47

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media - 4.66%
AMC Networks, Inc. - Class A*	155,750	$5,080,565
Grupo Televisa S.A. - ADR (Mexico)	21,710	463,074
Imax Corp. (Canada)*	22,710	436,713
Liberty Global, Inc. - Class A*	101,050	4,060,189
Mediaset Espana Comunicacion S.A. (Spain)[1]	119,970	793,939
Mediaset S.p.A. (Italy)[1]	12,340	45,466
News Corp. - Class A	386,620	6,773,582
Reed Elsevier plc (United Kingdom)[1]	17,510	149,900
Reed Elsevier plc - ADR (United Kingdom)	4,434	151,598
Societe Television Francaise 1 (France)[1]	37,310	500,958
Time Warner, Inc.	387,110	13,544,979
Virgin Media, Inc. - ADR (United Kingdom)	133,140	3,245,953
The Walt Disney Co.	459,580	16,030,150
Wolters Kluwer N.V. (Netherlands)[1]	8,395	148,129
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	135,390	421,553

		51,846,748

Multiline Retail - 0.04%
Marks & Spencer Group plc (United Kingdom)[1]	42,270	217,927
PPR (France)[1]	1,625	252,160

		470,087

Specialty Retail - 0.14%
Chico’s FAS, Inc.	15,830	195,659
Dick’s Sporting Goods, Inc.*	11,070	432,726
The Finish Line, Inc. - Class A	11,630	233,763
Group 1 Automotive, Inc.	2,890	131,668
Inditex S.A. (Spain)[1]	1,900	172,481
KOMERI Co. Ltd. (Japan)[1]	4,800	151,228
Penske Automotive Group, Inc.	5,780	117,854
Sonic Automotive, Inc. - Class A	8,250	121,027

		1,556,406

Textiles, Apparel & Luxury Goods - 0.03%
Adidas AG (Germany)[1]	4,150	292,271

Total Consumer Discretionary		82,498,456

Consumer Staples - 4.73%
Beverages - 1.37%
Anheuser-Busch InBev N.V. (Belgium)[1]	145,040	8,043,360
Boston Beer Co., Inc. - Class A*	2,040	180,499
C&C Group plc (Ireland)[1]	40,880	164,641
Central European Distribution Corp.*	10,440	56,376

48	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
The Coca-Cola Co.	86,800	$5,930,176
Diageo plc (United Kingdom)[1]	22,700	469,793
Heineken N.V. (Netherlands)[1]	4,360	211,816
Kirin Holdings Co. Ltd. (Japan)[1]	15,200	185,965

		15,242,626

Food & Staples Retailing - 0.83%
Carrefour S.A. (France)[1]	23,260	615,413
Casino Guichard-Perrachon S.A. (France)[1]	2,420	226,603
Distribuidora Internacional de Alimentacion S.A. (Spain)*[1]	55,640	254,449
Koninklijke Ahold N.V. (Netherlands)[1]	32,290	412,549
The Kroger Co.	275,010	6,374,732
SUPERVALU, Inc.	22,500	180,450
Tesco plc (United Kingdom)[1]	182,805	1,178,618

		9,242,814

Food Products - 2.44%
Barry Callebaut AG (Switzerland)[1]	370	350,801
Danone S.A. (France)[1]	13,550	939,325
Flowers Foods, Inc.	8,085	163,236
Kraft Foods, Inc. - Class A	231,260	8,135,727
Nestle S.A. (Switzerland)[1]	131,880	7,627,635
Suedzucker AG (Germany)[1]	6,710	196,000
Unilever plc - ADR (United Kingdom)	288,829	9,719,096

		27,131,820

Household Products - 0.06%
Reckitt Benckiser Group plc (United Kingdom)[1]	13,150	674,985

Personal Products - 0.03%
Beiersdorf AG (Germany)[1]	3,150	181,597
Kao Corp. (Japan)[1]	3,300	86,573

		268,170

Total Consumer Staples		52,560,415

Energy - 3.55%
Energy Equipment & Services - 2.17%
Baker Hughes, Inc.	148,790	8,628,332
Calfrac Well Services Ltd. (Canada)	9,700	300,707
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	11,780	257,386
ION Geophysical Corp.*	18,000	137,160
Key Energy Services, Inc.*	5,150	66,589
Petroleum Geo-Services ASA (Norway)[1]	20,200	219,468
Schlumberger Ltd.	114,515	8,413,417

The accompanying notes are an integral part of the financial statements.	49

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Trican Well Service Ltd. (Canada)	40,240	$711,744
Weatherford International Ltd. - ADR (Switzerland)*	345,600	5,356,800

		24,091,603

Oil, Gas & Consumable Fuels - 1.38%
Cameco Corp. (Canada)	18,770	402,241
Hess Corp.	215,310	13,469,794
Paladin Energy Ltd. (Australia)*[2]	70,110	109,728
Repsol YPF S.A. (Spain)[1]	4,650	139,964
Royal Dutch Shell plc - Class B (Netherlands)[1]	6,202	222,516
Royal Dutch Shell plc - Class B - ADR (Netherlands)	6,790	487,522
Talisman Energy, Inc. (Canada)	21,070	298,901
Total S.A. (France)[1]	3,960	206,622

		15,337,288

Total Energy		39,428,891

Financials - 7.90%
Capital Markets - 2.74%
The Bank of New York Mellon Corp.[3]	326,200	6,941,536
The Charles Schwab Corp.	1,226,600	15,062,648
Daiwa Securities Group, Inc. (Japan)[1]	7,000	24,493
Evercore Partners, Inc. - Class A	4,660	127,870
GAM Holding AG (Switzerland)[1]	28,740	343,598
Greenhill & Co., Inc.	1,580	59,692
Lazard Ltd. - Class A (Bermuda)	3,570	97,604
State Street Corp.	194,470	7,854,643

		30,512,084

Commercial Banks - 0.77%
Banco Bilbao Vizcaya Argentaria S.A. - ADR (Spain)	25,790	233,142
Banco Santander S.A. (Spain)[1]	498,470	4,218,981
Banco Santander S.A. - ADR (Spain)	35,980	307,989
BNP Paribas S.A. (France)[1]	6,840	305,439
CIT Group, Inc.*	7,700	268,345
Credit Agricole S.A. (France)[1]	35,180	272,305
First Commonwealth Financial Corp.	108,150	498,571
HSBC Holdings plc (United Kingdom)[1]	32,900	287,062
HSBC Holdings plc - ADR (United Kingdom)	11,272	492,136
ICICI Bank Ltd. - ADR (India)	6,650	247,114
Societe Generale S.A. (France)[1]	5,820	166,637
Standard Chartered plc (United Kingdom)[1]	9,470	220,976
U.S. Bancorp	21,120	540,461

50	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
Wells Fargo & Co.	17,330	$449,020

		8,508,178

Consumer Finance - 1.09%
American Express Co.	112,180	5,678,552
Discover Financial Services	274,510	6,467,456

		12,146,008

Diversified Financial Services - 0.76%
Bank of America Corp.	21,820	149,031
CME Group, Inc.	2,510	691,656
Deutsche Boerse AG (Germany)*[1]	11,900	655,854
ING Groep N.V. (Netherlands)*[1]	4,775	41,165
JPMorgan Chase & Co.	14,900	517,924
JSE Ltd. (South Africa)[1]	62,480	551,610
Moody’s Corp.	163,540	5,804,035

		8,411,275

Insurance - 0.33%
Allianz SE (Germany)[1]	7,010	779,948
The Allstate Corp.	17,600	463,584
AXA S.A. (France)[1]	4,080	65,622
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	36,700	356,558
Mapfre S.A. (Spain)[1]	265,800	971,222
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,525	472,066
Zurich Financial Services AG (Switzerland)[1]	2,280	525,411

		3,634,411

Real Estate Investment Trusts (REITS) - 2.18%
Alexandria Real Estate Equities, Inc.	22,840	1,509,496
Alstria Office REIT AG (Germany)[1]	38,200	489,826
American Assets Trust, Inc.	12,960	262,699
American Campus Communities, Inc.	14,830	577,332
Apartment Investment & Management Co. - Class A	14,110	348,094
Associated Estates Realty Corp.	5,940	100,861
AvalonBay Communities, Inc.	2,130	284,760
BioMed Realty Trust, Inc.	145,340	2,632,107
Boston Properties, Inc.	9,380	928,526
Camden Property Trust	6,420	389,309
CBL & Associates Properties, Inc.	14,580	224,240
Cedar Shopping Centers, Inc.	24,870	91,273
Cogdell Spencer, Inc.	38,020	153,601
Coresite Realty Corp.	7,200	119,880
Corporate Office Properties Trust	85,490	2,073,133

The accompanying notes are an integral part of the financial statements.	51

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
CubeSmart	10,160	$99,670
DiamondRock Hospitality Co.	16,490	149,235
Digital Realty Trust, Inc.	42,190	2,629,703
DuPont Fabros Technology, Inc.	106,480	2,213,719
Education Realty Trust, Inc.	32,910	304,417
Equity Lifestyle Properties, Inc.	4,600	304,198
Equity One, Inc.	4,860	83,349
Equity Residential	4,640	272,275
General Growth Properties, Inc.	24,360	358,092
HCP, Inc.	14,310	570,253
Health Care REIT, Inc.	10,390	547,449
Healthcare Realty Trust, Inc.	10,040	189,656
Home Properties, Inc.	10,250	603,725
Host Hotels & Resorts, Inc.	36,794	525,050
Kilroy Realty Corp.	5,360	196,658
Kimco Realty Corp.	7,000	122,290
LTC Properties, Inc.	3,850	109,186
The Macerich Co.	2,210	109,970
Mack-Cali Realty Corp.	8,170	229,250
Morguard Real Estate Investment Trust (Canada)	6,740	102,512
National Retail Properties, Inc.	7,560	206,010
Pebblebrook Hotel Trust	44,030	837,891
ProLogis, Inc.	4,050	120,528
Public Storage	2,870	370,373
Realty Income Corp.	5,880	196,451
Simon Property Group, Inc.	7,230	928,621
Sovran Self Storage, Inc.	12,950	572,390
Tanger Factory Outlet Centers	4,110	115,738
Taubman Centers, Inc.	1,890	115,725
UDR, Inc.	32,900	820,197

		24,189,718

Real Estate Management & Development - 0.02%
Forest City Enterprises, Inc. - Class A*	16,530	226,130
Thomas Properties Group, Inc.*	12,800	32,384

		258,514

Thrifts & Mortgage Finance - 0.01%
Aareal Bank AG (Germany)*[1]	8,370	167,722

Total Financials		87,827,910

52	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care - 5.56%
Biotechnology - 0.29%
BioMarin Pharmaceutical, Inc.*	21,010	$716,651
Dendreon Corp.*	53,660	587,040
Exact Sciences Corp.*	72,990	580,271
Myriad Genetics, Inc.*	62,040	1,320,211

		3,204,173

Health Care Equipment & Supplies - 2.28%
Abaxis, Inc.*	28,140	789,608
Alere, Inc.*	46,300	1,206,578
Becton, Dickinson and Co.	70,480	5,513,650
BioMerieux (France)[1]	9,540	827,786
Boston Scientific Corp.*	1,647,190	9,701,949
DexCom, Inc.*	51,120	500,465
Endologix, Inc.*	80,480	876,427
Getinge AB - Class B (Sweden)[1]	6,300	163,429
HeartWare International, Inc.*	11,420	775,761
Insulet Corp.*	72,330	1,180,426
Mindray Medical International Ltd. - ADR (China)	15,430	421,239
Quidel Corp.*	66,180	1,181,975
Sirona Dental Systems, Inc.*	12,740	610,246
Straumann Holding AG (Switzerland)[1]	5,370	945,263
Thoratec Corp.*	18,980	692,960

		25,387,762

Health Care Providers & Services - 0.26%
Amil Participacoes S.A. (Brazil)	34,230	346,517
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	108,540	139,646
China Cord Blood Corp. - ADR (Hong Kong)*	80,000	200,000
Odontoprev S.A. (Brazil)	39,210	617,092
Sonic Healthcare Ltd. (Australia)[1]	140,860	1,627,683

		2,930,938

Health Care Technology - 1.00%
Allscripts Healthcare Solutions, Inc.*	166,610	3,190,582
Cerner Corp.*	119,998	7,611,473
Computer Programs & Systems, Inc.	6,110	312,038

		11,114,093

Life Sciences Tools & Services - 1.21%
Lonza Group AG (Switzerland)[1]	11,280	750,327
Luminex Corp.*	27,530	604,559
QIAGEN N.V. (Netherlands)*[1]	11,170	155,361
QIAGEN N.V. - ADR (Netherlands)*	491,560	6,773,697
Sequenom, Inc.*	100,990	501,920

The accompanying notes are an integral part of the financial statements.	53

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services (continued)
Waters Corp.*	47,980	$3,844,158
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	64,660	803,724

		13,433,746

Pharmaceuticals - 0.52%
Allergan, Inc.	7,250	609,870
AstraZeneca plc (United Kingdom)[1]	1,890	90,737
AstraZeneca plc - ADR (United Kingdom)	11,950	572,525
Bayer AG (Germany)[1]	9,575	610,042
GlaxoSmithKline plc (United Kingdom)[1]	12,270	275,367
Green Cross Corp. (South Korea)[1]	5,640	872,036
Novo Nordisk A/S - Class B (Denmark)[1]	2,330	247,368
Optimer Pharmaceuticals, Inc.*	53,190	759,021
Sanofi (France)[1]	1,960	140,217
Shire plc (Ireland)[1]	16,965	532,456
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	2,400	108,195
UCB S.A. (Belgium)[1]	21,810	958,214

		5,776,048

Total Health Care		61,846,760

Industrials - 4.60%
Aerospace & Defense - 0.02%
European Aeronautic Defence and Space Co. N.V. (Netherlands)[1]	6,190	182,477

Air Freight & Logistics - 1.24%
FedEx Corp.	63,170	5,169,201
PostNL N.V. (Netherlands)[1]	25,340	128,306
TNT Express N.V. (Netherlands)[1]	25,340	214,999
United Parcel Service, Inc. - Class B	117,165	8,229,670

		13,742,176

Airlines - 0.83%
Copa Holdings S.A. - Class A (Panama)	5,710	394,390
Deutsche Lufthansa AG (Germany)[1]	15,825	215,007
Ryanair Holdings plc - ADR (Ireland)*	20,830	599,279
Southwest Airlines Co.	911,545	7,793,710
US Airways Group, Inc.*	34,650	199,931

		9,202,317

Commercial Services & Supplies - 0.11%
Edenred (France)[1]	22,340	630,145
Interface, Inc. - Class A	4,760	62,070
Tomra Systems ASA (Norway)[1]	72,750	533,441

		1,225,656

54	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Construction & Engineering - 0.01%
MYR Group, Inc.*	4,850	$93,557

Electrical Equipment - 0.15%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	26,790	503,920
Acuity Brands, Inc.	2,150	99,545
Alstom S.A. (France)[1]	8,380	312,054
Nexans S.A. (France)[1]	1,630	102,531
Polypore International, Inc.*	6,160	323,092
Prysmian S.p.A. (Italy)[1]	5,300	80,121
Schneider Electric S.A. (France)[1]	3,960	232,530

		1,653,793

Industrial Conglomerates - 0.09%
Siemens AG (Germany)[1]	9,700	1,016,763

Machinery - 0.93%
Astec Industries, Inc.*	2,450	81,463
FANUC Corp. (Japan)[1]	2,800	452,733
Flowserve Corp.	91,890	8,517,284
Graham Corp.	3,710	85,478
Titan International, Inc.	8,050	181,125
Wabash National Corp.*	27,270	188,163
Westport Innovations, Inc. (Canada)*	29,170	882,393

		10,388,639

Marine - 0.03%
Baltic Trading Ltd.	10,880	60,493
D/S Norden (Denmark)[1]	6,410	186,947
Pacific Basin Shipping Ltd. (Bermuda)[1,4]	55,000	25,078
Sinotrans Shipping Ltd. (Hong Kong)[1]	320,000	79,871

		352,389

Professional Services - 0.17%
The Advisory Board Co.*	16,490	1,010,013
Qualicorp S.A. (Brazil)*	92,570	845,981

		1,855,994

Road & Rail - 0.98%
All America Latina Logistica S.A. (Brazil)	158,190	791,480
Heartland Express, Inc.	12,670	169,905
Knight Transportation, Inc.	11,570	175,864
Norfolk Southern Corp.	126,400	9,352,336
RailAmerica, Inc.*	31,860	435,526

		10,925,111

The accompanying notes are an integral part of the financial statements.	55

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 0.04%
Groupe Eurotunnel S.A. (France)[1]	52,080	$469,133

Total Industrials		51,108,005

Information Technology - 9.51%
Communications Equipment - 2.20%
Alcatel-Lucent - ADR (France)*	287,500	787,750
Cisco Systems, Inc.	806,614	14,946,557
Infinera Corp.*	139,190	1,017,479
Qualcomm, Inc.	149,330	7,705,428

		24,457,214

Computers & Peripherals - 1.12%
Apple, Inc.*	1,680	680,030
EMC Corp.*	461,940	11,322,149
Immersion Corp.*	67,000	460,290

		12,462,469

Electronic Equipment, Instruments & Components - 0.81%
Amphenol Corp. - Class A	10,120	480,599
Corning, Inc.	548,340	7,835,779
Hitachi Ltd. (Japan)[1]	90,000	482,246
Keyence Corp. (Japan)[1]	1,021	259,549

		9,058,173

Internet Software & Services - 1.78%
The Active Network, Inc.*	23,000	309,120
comScore, Inc.*	37,020	781,492
Google, Inc. - Class A*	27,966	16,573,770
LogMeIn, Inc.*	21,000	854,070
Tencent Holdings Ltd. (China)[1]	22,100	511,119
Velti plc - ADR (Ireland)*	89,230	751,317

		19,780,888

IT Services - 1.68%
Amadeus IT Holding S.A. - Class A (Spain)[1]	22,830	430,266
Amdocs Ltd. - ADR (Guernsey)*	49,560	1,487,791
Cap Gemini S.A. (France)[1]	25,790	986,864
Cielo S.A. (Brazil)	26,032	694,904
Euronet Worldwide, Inc.*	36,700	710,879
Indra Sistemas S.A. (Spain)[1]	29,140	488,278
MasterCard, Inc. - Class A	19,370	6,726,039
Redecard S.A. (Brazil)	37,150	617,562
Visa, Inc. - Class A	70,070	6,534,728

		18,677,311

56	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment - 0.16%
Advantest Corp. (Japan)[1]	28,100	$327,047
Sumco Corp. (Japan)[1]	49,600	501,560
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	20,106	253,738
Tokyo Electron Ltd. (Japan)[1]	12,160	646,711

		1,729,056

Software - 1.76%
Autodesk, Inc.*	285,770	9,887,642
CommVault Systems, Inc.*	2,250	95,805
Electronic Arts, Inc.*	275,770	6,439,230
Misys plc (United Kingdom)[1]	29,898	140,013
RealPage, Inc.*	23,110	608,949
SAP AG (Germany)[1]	5,630	340,434
SolarWinds, Inc.*	28,990	836,651
SuccessFactors, Inc.*	19,570	522,519
Taleo Corp. - Class A*	21,250	688,500

		19,559,743

Total Information Technology		105,724,854

Materials - 2.12%
Chemicals - 2.05%
Arkema S.A. (France)[1]	20	1,359
BASF SE (Germany)[1]	11,500	839,452
Calgon Carbon Corp.*	21,105	336,625
Flotek Industries, Inc.*	17,290	128,638
Johnson Matthey plc (United Kingdom)[1]	20,640	620,829
Linde AG (Germany)[1]	2,980	472,084
Monsanto Co.	221,610	16,122,128
The Scotts Miracle-Gro Co. - Class A	3,070	148,926
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	2,200	112,981
Syngenta AG (Switzerland)[1]	13,030	3,970,515

		22,753,537

Construction Materials - 0.06%
CRH plc (Ireland)[1]	16,100	291,291
Eagle Materials, Inc.	13,160	270,833
Holcim Ltd. (Switzerland)[1]	2,450	155,149

		717,273

Metals & Mining - 0.01%
United States Steel Corp.	3,460	87,746

Total Materials		23,558,556

The accompanying notes are an integral part of the financial statements.	57

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services - 1.04%
Diversified Telecommunication Services - 0.98%
France Telecom S.A. (France)[1]	11,410	$205,138
Swisscom AG - ADR (Switzerland)[5]	7,815	314,632
Telefonica S.A. - ADR (Spain)	37,580	803,085
Telenor ASA (Norway)[1]	510,310	9,090,017
Telenor ASA - ADR (Norway)[5]	8,880	472,771

		10,885,643

Wireless Telecommunication Services - 0.06%
SK Telecom Co. Ltd. - ADR (South Korea)	48,180	712,582

Total Telecommunication Services		11,598,225

Utilities - 0.09%
Electric Utilities - 0.03%
E.ON AG (Germany)[1]	14,270	344,121

Independent Power Producers & Energy Traders - 0.01%
GenOn Energy, Inc.*	44,687	136,295

Multi-Utilities - 0.03%
GDF Suez (France)[1]	3,795	106,915
National Grid plc (United Kingdom)[1]	20,900	207,788

		314,703

Water Utilities - 0.02%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	13,330	249,231

Total Utilities		1,044,350

TOTAL COMMON STOCKS (Identified Cost $501,364,932)		517,196,422

PREFERRED STOCKS - 0.34%

Consumer Staples - 0.02%
Household Products - 0.02%
Henkel AG & Co. KGaA (Germany)[1]	3,390	201,519

Financials - 0.32%
Commercial Banks - 0.09%
PNC Financial Services Group, Inc., Series K (non-cumulative), 8.25%[6]	350	353,624
Wells Fargo & Co., Series K (non-cumulative), 7.98%[6]	610	652,700

		1,006,324

Diversified Financial Services - 0.14%
Bank of America Corp., Series K (non-cumulative), 8.00%[6]	650	604,805
JPMorgan Chase & Co., Series 1 (non-cumulative), 7.90%[6]	910	979,806

		1,584,611

58	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Shares/ Principal Amount	Value (Note 2)

PREFERRED STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) - 0.09%
Public Storage, Series Q, 6.50%	37,110	$978,591

Total Financials		3,569,526

TOTAL PREFERRED STOCKS (Identified Cost $3,505,611)		3,771,045

CORPORATE BONDS - 29.51%

Convertible Corporate Bonds - 0.12%
Financials - 0.08%
Real Estate Investment Trusts (REITS) - 0.08%
BioMed Realty LP7 , 3.75%, 1/15/2030	$825,000	947,719

Health Care - 0.01%
Health Care Equipment & Supplies - 0.01%
Medtronic, Inc., 1.625%, 4/15/2013	90,000	90,225

Information Technology - 0.03%
Computers & Peripherals - 0.03%
EMC Corp., 1.75%, 12/1/2013	215,000	342,119

Total Convertible Corporate Bonds (Identified Cost $1,321,811)		1,380,063

Non-Convertible Corporate Bonds - 29.39%
Consumer Discretionary - 3.17%
Auto Components - 0.06%
UCI International, Inc., 8.625%, 2/15/2019	625,000	615,625

Hotels, Restaurants & Leisure - 0.51%
International Game Technology, 7.50%, 6/15/2019	2,415,000	2,830,914
The Wendy’s Co., 10.00%, 7/15/2016	705,000	768,450
Wyndham Worldwide Corp., 9.875%, 5/1/2014	230,000	262,264
Wyndham Worldwide Corp., 6.00%, 12/1/2016	805,000	851,379
Yum! Brands, Inc., 3.875%, 11/1/2020	960,000	974,591

		5,687,598

Household Durables - 0.53%
Fortune Brands, Inc., 5.375%, 1/15/2016	234,000	250,892
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	1,855,000	1,905,272
Tupperware Brands Corp.[7] , 4.75%, 6/1/2021	3,750,000	3,714,326

		5,870,490

Media - 1.16%
Cablevision Systems Corp., 8.625%, 9/15/2017	700,000	759,500
Columbus International, Inc. (Barbados)[7] , 11.50%, 11/20/2014	210,000	217,350
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	1,740,000	1,917,701

The accompanying notes are an integral part of the financial statements.	59

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Discovery Communications LLC, 5.05%, 6/1/2020	$1,715,000	$1,900,409
Kabel BW Erste Beteiligungs GmbH - Kabel Baden-Wurttemberg GmbH & Co. KG (Germany)[7] , 7.50%, 3/15/2019	310,000	322,400
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	545,000	589,963
NBC Universal Media LLC, 5.15%, 4/30/2020	1,940,000	2,180,211
Sirius XM Radio, Inc.[7] , 9.75%, 9/1/2015	555,000	602,175
Time Warner, Inc., 4.75%, 3/29/2021	1,435,000	1,557,880
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[7] , 8.125%, 12/1/2017	865,000	921,225
UPCB Finance III Ltd. (Cayman Islands)[7] , 6.625%, 7/1/2020	1,010,000	1,004,950
Virgin Media Finance plc (United Kingdom), 8.375%, 10/15/2019	535,000	595,187
XM Satellite Radio, Inc.[7] , 7.625%, 11/1/2018	300,000	323,250

		12,892,201

Multiline Retail - 0.09%
Target Corp., 6.00%, 1/15/2018	790,000	956,697

Specialty Retail - 0.67%
AutoZone, Inc., 4.00%, 11/15/2020	1,955,000	1,988,382
DirectBuy Holdings, Inc.[7] , 12.00%, 2/1/2017	660,000	188,100
The Home Depot, Inc., 5.40%, 3/1/2016	1,615,000	1,842,954
Lowe’s Companies, Inc., 6.10%, 9/15/2017	620,000	742,567
O’Reilly Automotive, Inc., 4.875%, 1/14/2021	920,000	940,062
Rent-A-Center, Inc., 6.625%, 11/15/2020	610,000	613,050
Toys R Us Property Co. II LLC, 8.50%, 12/1/2017	1,110,000	1,172,437

		7,487,552

Textiles, Apparel & Luxury Goods - 0.15%
Jones Group - Apparel Group Holdings - Apparel Group USA - Footwear
Accessories Retail, 6.875%, 3/15/2019	1,040,000	941,200
VF Corp., 5.95%, 11/1/2017	640,000	757,906

		1,699,106

Total Consumer Discretionary		35,209,269

Consumer Staples - 0.36%
Beverages - 0.16%
CEDC Finance Corp. International, Inc.[7] , 9.125%, 12/1/2016	605,000	435,600
Constellation Brands, Inc., 7.25%, 9/1/2016	965,000	1,055,469
PepsiCo, Inc., 7.90%, 11/1/2018	187,000	249,657

		1,740,726

Food & Staples Retailing - 0.03%
The Kroger Co., 6.75%, 4/15/2012	315,000	323,184

60	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Consumer Staples (continued)
Food Products - 0.10%
Kraft Foods, Inc., 6.125%, 2/1/2018	$950,000	$1,120,523

Personal Products - 0.07%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	790,000	847,275

Total Consumer Staples		4,031,708

Energy - 1.89%
Energy Equipment & Services - 0.94%
Baker Hughes, Inc., 7.50%, 11/15/2018	1,085,000	1,422,667
Calfrac Holdings LP7 , 7.50%, 12/1/2020	655,000	628,800
Schlumberger Oilfield plc (United Kingdom)[7] , 4.20%, 1/15/2021	905,000	989,808
SESI LLC[7] , 6.375%, 5/1/2019	565,000	576,300
Thermon Industries, Inc., 9.50%, 5/1/2017	667,000	720,360
Trinidad Drilling Ltd. (Canada)[7] , 7.875%, 1/15/2019	655,000	686,113
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	4,175,000	5,444,313

		10,468,361

Oil, Gas & Consumable Fuels - 0.95%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	2,100,000	2,413,356
Anadarko Petroleum Corp., 8.70%, 3/15/2019	425,000	554,656
Arch Western Finance LLC, 6.75%, 7/1/2013	303,000	306,030
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[7] , 6.625%, 11/15/2019	685,000	703,837
Coffeyville Resources LLC - Coffeyville Finance, Inc.[7] , 9.00%, 4/1/2015	208,000	224,120
Coffeyville Resources LLC - Coffeyville Finance, Inc.[7] , 10.875%, 4/1/2017	215,000	243,487
Crosstex Energy LP - Crosstex Energy Finance Corp., 8.875%, 2/15/2018	730,000	773,800
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/2017	800,000	852,000
Hess Corp., 5.60%, 2/15/2041	1,830,000	2,064,751
Linn Energy LLC - Linn Energy Finance Corp., 7.75%, 2/1/2021	800,000	854,000
Martin Midstream Partners LP - Martin Midstream Finance Corp., 8.875%, 4/1/2018	460,000	477,250
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	465,000	488,250
Tesoro Corp., 9.75%, 6/1/2019	485,000	545,625

		10,501,162

Total Energy		20,969,523

Financials - 14.64%
Capital Markets - 3.68%
The Charles Schwab Corp., 4.45%, 7/22/2020	4,740,000	5,015,337
Credit Suisse AG (Switzerland)[7] , 2.60%, 5/27/2016	5,710,000	5,806,179
GFI Group, Inc.[7] , 8.375%, 7/19/2018	555,000	516,150
Goldman Sachs Capital I, 6.345%, 2/15/2034	795,000	738,164

The accompanying notes are an integral part of the financial statements.	61

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Goldman Sachs Capital II8 , 5.793%, 6/1/2043	$1,215,000	$832,275
The Goldman Sachs Group, Inc.[9] , 3.25%, 6/15/2012	8,228,000	8,383,394
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	890,000	950,278
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	4,285,000	4,345,221
Jefferies Group, Inc., 8.50%, 7/15/2019	1,435,000	1,545,745
Merrill Lynch & Co., Inc., 6.05%, 8/15/2012	4,625,000	4,690,074
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	1,250,000	1,284,051
Morgan Stanley, 5.55%, 4/27/2017	687,000	690,210
Morgan Stanley, 5.50%, 1/26/2020	4,255,000	4,192,447
Morgan Stanley, 5.75%, 1/25/2021	1,900,000	1,876,427

		40,865,952

Commercial Banks - 4.91%
Bank of Montreal (Canada)[7] , 1.30%, 10/31/2014	1,615,000	1,618,926
Bank of Nova Scotia (Canada)[7] , 1.45%, 7/26/2013	1,620,000	1,633,478
Bank of Nova Scotia (Canada)[7] , 1.65%, 10/29/2015	4,045,000	4,045,777
Barclays Bank plc (United Kingdom)[7] , 2.50%, 9/21/2015	4,045,000	4,033,302
BNP Paribas Home Loan Covered Bonds S.A. (France)[7] , 2.20%, 11/2/2015	4,045,000	3,891,148
Household Finance Co., 6.375%, 11/27/2012	1,250,000	1,298,984
HSBC Finance Corp., 7.00%, 5/15/2012	575,000	591,213
Intesa Sanpaolo S.p.A. (Italy)[7] , 6.50%, 2/24/2021	1,950,000	1,799,277
KeyBank National Association[9] , 3.20%, 6/15/2012	3,506,000	3,572,842
KeyBank National Association, 5.45%, 3/3/2016	1,340,000	1,438,044
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	2,050,000	2,372,803
Morgan Stanley, 7.30%, 5/13/2019	940,000	1,008,721
National Bank of Canada (Canada)[7] , 2.20%, 10/19/2016	2,655,000	2,684,909
National City Corp., 6.875%, 5/15/2019	820,000	963,570
PNC Bank National Association, 5.25%, 1/15/2017	545,000	580,880
PNC Funding Corp.[9] , 2.30%, 6/22/2012	3,600,000	3,650,285
Royal Bank of Canada (Canada)[7] , 3.125%, 4/14/2015	3,560,000	3,734,899
Santander Issuances S.A. Unipersonal (Spain)[7] , 5.911%, 6/20/2016	1,800,000	1,757,320
Societe Generale S.A. (France)[7] , 5.75%, 4/20/2016	1,940,000	1,767,012
The Toronto-Dominion Bank (Canada)[7] , 2.20%, 7/29/2015	4,045,000	4,143,856
The Toronto-Dominion Bank (Canada)[7] , 1.625%, 9/14/2016	2,300,000	2,259,145
USB Capital XIII Trust, 6.625%, 12/15/2039	535,000	549,852
Wachovia Corp., 5.25%, 8/1/2014	1,300,000	1,386,463
Wells Fargo & Co.[9] , 3.00%, 12/9/2011	3,458,000	3,467,897
Wilmington Trust Corp., 8.50%, 4/2/2018	280,000	336,424

		54,587,027

Consumer Finance - 0.95%
American Express Co., 8.125%, 5/20/2019	5,465,000	7,034,226

62	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance (continued)
American Express Co.[8] , 6.80%, 9/1/2066	$950,000	$940,500
Credit Acceptance Corp., 9.125%, 2/1/2017	1,315,000	1,364,312
Discover Financial Services, 10.25%, 7/15/2019	1,065,000	1,279,040

		10,618,078

Diversified Financial Services - 3.00%
Bank of America Corp., 5.75%, 8/15/2016	980,000	959,506
Bank of America Corp., 5.65%, 5/1/2018	850,000	851,139
Bank of America Corp., 7.625%, 6/1/2019	4,455,000	4,840,941
Bank of America Corp.[10] , 5.13%, 2/24/2026	940,000	824,589
Citigroup Funding, Inc.[9] , 1.875%, 10/22/2012	11,088,000	11,271,107
Citigroup, Inc.[9] , 2.875%, 12/9/2011	3,506,000	3,515,950
Citigroup, Inc., 8.50%, 5/22/2019	4,520,000	5,593,129
JPMorgan Chase & Co., 6.30%, 4/23/2019	1,130,000	1,280,438
JPMorgan Chase & Co., 4.95%, 3/25/2020	4,040,000	4,236,291

		33,373,090

Insurance - 0.27%
American International Group, Inc., 4.25%, 5/15/2013	485,000	482,515
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,815,000	1,980,352
Hartford Financial Services Group, Inc.[8] , 8.125%, 6/15/2038	485,000	492,275

		2,955,142

Real Estate Investment Trusts (REITS) - 1.83%
BioMed Realty LP, 3.85%, 4/15/2016	950,000	934,345
Boston Properties LP, 5.875%, 10/15/2019	1,285,000	1,417,756
Boston Properties LP, 5.625%, 11/15/2020	410,000	447,898
Camden Property Trust, 5.70%, 5/15/2017	705,000	780,159
Digital Realty Trust LP, 5.875%, 2/1/2020	4,750,000	4,906,052
DuPont Fabros Technology LP, 8.50%, 12/15/2017	850,000	909,500
HCP, Inc., 6.70%, 1/30/2018	3,675,000	3,980,488
Health Care REIT, Inc., 6.20%, 6/1/2016	3,640,000	3,899,492
Mack-Cali Realty LP, 7.75%, 8/15/2019	770,000	914,624
National Retail Properties, Inc., 6.875%, 10/15/2017	650,000	720,488
Simon Property Group LP, 10.35%, 4/1/2019	1,060,000	1,441,024

		20,351,826

Total Financials		162,751,115

Health Care - 1.40%
Biotechnology - 0.44%
Amgen, Inc., 3.45%, 10/1/2020	4,750,000	4,921,618

The accompanying notes are an integral part of the financial statements.	63

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Equipment & Supplies - 0.39%
Alere, Inc., 7.875%, 2/1/2016	$890,000	$881,100
Alere, Inc., 9.00%, 5/15/2016	490,000	494,900
CR Bard, Inc., 4.40%, 1/15/2021	905,000	1,015,838
Fresenius Medical Care US Finance, Inc., 6.875%, 7/15/2017	785,000	841,913
Fresenius US Finance II, Inc.[7] , 9.00%, 7/15/2015	975,000	1,101,750

		4,335,501

Health Care Providers & Services - 0.33%
BioScrip, Inc., 10.25%, 10/1/2015	425,000	428,187
HCA, Inc., 8.00%, 10/1/2018	860,000	901,925
HCA, Inc., 6.50%, 2/15/2020	165,000	172,837
Health Management Associates, Inc., 6.125%, 4/15/2016	1,015,000	1,030,225
LifePoint Hospitals, Inc., 6.625%, 10/1/2020	560,000	583,800
STHI Holding Corp.[7] , 8.00%, 3/15/2018	600,000	612,000

		3,728,974

Pharmaceuticals - 0.24%
Abbott Laboratories, 5.125%, 4/1/2019	980,000	1,138,276
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	1,275,000	1,498,478

		2,636,754

Total Health Care		15,622,847

Industrials - 4.05%
Aerospace & Defense - 0.18%
The Boeing Co., 6.00%, 3/15/2019	1,185,000	1,435,353
Ducommun, Inc.[7] , 9.75%, 7/15/2018	570,000	587,100

		2,022,453

Air Freight & Logistics - 0.16%
Aguila 3 S.A. (Luxembourg)[7] , 7.875%, 1/31/2018	1,045,000	1,024,100
FedEx Corp., 8.00%, 1/15/2019	570,000	740,185

		1,764,285

Airlines - 0.38%
Continental Airlines, Inc.[7] , 6.75%, 9/15/2015	790,000	791,975
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	302,536	305,562
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B7 , 6.375%, 1/2/2016	515,000	471,225
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	290,000	268,975
Southwest Airlines Co., 5.25%, 10/1/2014	1,030,000	1,102,525

64	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
Southwest Airlines Co., 5.75%, 12/15/2016	$1,120,000	$1,236,519

		4,176,781

Building Products - 0.14%
Building Materials Corp. of America[7] , 6.875%, 8/15/2018	345,000	358,800
Building Materials Corp. of America[7] , 7.50%, 3/15/2020	215,000	228,975
Owens Corning, 9.00%, 6/15/2019	830,000	981,752

		1,569,527

Commercial Services & Supplies - 0.30%
Clean Harbors, Inc., 7.625%, 8/15/2016	427,000	451,553
Garda World Security Corp. (Canada)[7] , 9.75%, 3/15/2017	795,000	806,925
Waste Management, Inc., 7.375%, 3/11/2019	1,665,000	2,085,644

		3,344,122

Industrial Conglomerates - 1.95%
GE Capital Trust I8 , 6.375%, 11/15/2067	690,000	680,947
General Electric Capital Corp.[9] , 3.00%, 12/9/2011	3,518,000	3,527,548
General Electric Capital Corp.[9] , 2.125%, 12/21/2012	8,208,000	8,379,555
General Electric Capital Corp., 5.625%, 5/1/2018	335,000	370,400
General Electric Capital Corp., 5.50%, 1/8/2020	3,950,000	4,404,894
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	970,000	1,134,341
General Electric Co., 5.25%, 12/6/2017	550,000	626,623
Textron, Inc., 7.25%, 10/1/2019	1,000,000	1,109,281
Tyco Electronics Group S.A. (Luxembourg), 4.875%, 1/15/2021	1,350,000	1,448,161

		21,681,750

Machinery - 0.49%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	1,500,000	1,900,701
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	295,000	377,100
Dynacast International LLC - Dynacast Finance, Inc.[7] , 9.25%, 7/15/2019	830,000	763,600
John Deere Capital Corp., 5.50%, 4/13/2017	120,000	140,616
John Deere Capital Corp., 5.75%, 9/10/2018	1,895,000	2,268,069

		5,450,086

Marine - 0.10%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island), 8.875%, 11/1/2017	1,145,000	1,096,337

Road & Rail - 0.35%
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	2,305,000	2,318,666
Union Pacific Corp., 5.65%, 5/1/2017	815,000	945,579

The accompanying notes are an integral part of the financial statements.	65

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Road & Rail (continued)
Union Pacific Corp., 7.875%, 1/15/2019	$495,000	$643,656

		3,907,901

Total Industrials		45,013,242

Information Technology - 0.67%
Communications Equipment - 0.09%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	530,000	466,400
EH Holding Corp.[7] , 6.50%, 6/15/2019	570,000	582,825

		1,049,225

Computers & Peripherals - 0.22%
Dell, Inc., 5.875%, 6/15/2019	1,250,000	1,458,296
Hewlett-Packard Co., 5.50%, 3/1/2018	815,000	928,829

		2,387,125

Electronic Equipment, Instruments & Components - 0.10%
Corning, Inc., 6.625%, 5/15/2019	460,000	558,709
CPI International, Inc., 8.00%, 2/15/2018	580,000	513,300

		1,072,009

IT Services - 0.13%
The Western Union Co., 5.253%, 4/1/2020	1,350,000	1,447,334

Semiconductors & Semiconductor Equipment - 0.13%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	820,000	844,600
Advanced Micro Devices, Inc., 7.75%, 8/1/2020	170,000	172,550
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co., 10.50%, 4/15/2018	465,000	475,463

		1,492,613

Total Information Technology		7,448,306

Materials - 2.07%
Chemicals - 0.19%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	1,185,000	1,449,578
Rhodia S.A. (France)[7] , 6.875%, 9/15/2020	575,000	649,031

		2,098,609

Containers & Packaging - 0.18%
Longview Fibre Paper & Packaging, Inc.[7] , 8.00%, 6/1/2016	570,000	578,550
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[7] , 9.00%, 5/15/2018	480,000	464,400

66	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Containers & Packaging (continued)
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[7] , 7.125%, 4/15/2019	$935,000	$953,700

		1,996,650

Metals & Mining - 1.28%
Alcoa, Inc., 5.72%, 2/23/2019	2,166,000	2,171,558
Alcoa, Inc., 5.87%, 2/23/2022	210,000	207,506
Allegheny Technologies, Inc., 5.95%, 1/15/2021	895,000	970,406
ArcelorMittal (Luxembourg), 5.50%, 3/1/2021	1,900,000	1,835,999
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,145,000	1,398,848
Calcipar S.A. (Luxembourg)[7] , 6.875%, 5/1/2018	850,000	790,500
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	4,750,000	5,087,663
FMG Resources August 2006 Pty, Ltd. (Australia)[7] , 8.25%, 11/1/2019	260,000	262,600
FMG Resources August 2006 Pty. Ltd. (Australia)[7] , 6.875%, 2/1/2018	720,000	691,200
Mirabela Nickel Ltd. (Australia)[7] , 8.75%, 4/15/2018	870,000	774,300

		14,190,580

Paper & Forest Products - 0.42%
Georgia-Pacific LLC[7] , 8.25%, 5/1/2016	875,000	970,234
International Paper Co., 9.375%, 5/15/2019	1,777,000	2,278,683
International Paper Co., 7.50%, 8/15/2021	1,195,000	1,452,264

		4,701,181

Total Materials		22,987,020

Telecommunication Services - 0.76%
Diversified Telecommunication Services - 0.41%
Inmarsat Finance plc (United Kingdom)[7] , 7.375%, 12/1/2017	1,230,000	1,316,100
Intelsat Jackson Holdings S.A. (Luxembourg)[7] , 7.25%, 4/1/2019	860,000	864,300
Verizon Communications, Inc., 3.00%, 4/1/2016	955,000	1,005,039
Wind Acquisition Finance S.A. (Luxembourg)[7] , 11.75%, 7/15/2017	460,000	455,400
Wind Acquisition Finance S.A. (Luxembourg)[7] , 7.25%, 2/15/2018	990,000	955,350

		4,596,189

Wireless Telecommunication Services - 0.35%
CC Holdings GS V LLC - Crown Castle GS III Corp.[7] , 7.75%, 5/1/2017	1,070,000	1,158,275
Crown Castle Towers LLC[7] , 6.113%, 1/15/2020	1,040,000	1,149,193
Crown Castle Towers LLC[7] , 4.883%, 8/15/2020	333,000	340,406
NII Capital Corp., 8.875%, 12/15/2019	585,000	614,250
SBA Tower Trust[7] , 5.101%, 4/15/2017	575,000	626,462

		3,888,586

Total Telecommunication Services		8,484,775

The accompanying notes are an integral part of the financial statements.	67

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.38%
Electric Utilities - 0.24%
Allegheny Energy Supply Co. LLC[7] , 5.75%, 10/15/2019	$705,000	$767,655
Exelon Generation Co. LLC, 5.35%, 1/15/2014	710,000	759,064
Exelon Generation Co. LLC, 5.20%, 10/1/2019	175,000	188,194
Southwestern Electric Power Co., 6.45%, 1/15/2019	850,000	992,122

		2,707,035

Gas Utilities - 0.07%
Ferrellgas LP - Ferrellgas Finance Corp., 6.50%, 5/1/2021	900,000	805,500

Independent Power Producers & Energy Traders - 0.06%
The AES Corp., 8.00%, 10/15/2017	605,000	663,987

Multi-Utilities - 0.01%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	50,000	54,387

Total Utilities		4,230,909

Total Non-Convertible Corporate Bonds (Identified Cost $316,529,834)		326,748,714

TOTAL CORPORATE BONDS (Identified Cost $317,851,645)		328,128,777

MUTUAL FUNDS - 0.33%
iShares Dow Jones US Real Estate Index Fund	17,580	1,006,279
iShares iBoxx High Yield Corporate Bond Fund	30,330	2,707,863

TOTAL MUTUAL FUNDS (Identified Cost $3,655,774)		3,714,142

U.S. TREASURY SECURITIES - 1.55%

U.S. Treasury Notes - 1.55%
U.S. Treasury Note, 2.375%, 2/28/2015
(Identified Cost $16,189,781)	$16,270,000	17,272,883

ASSET-BACKED SECURITIES - 0.32%
FDIC Trust, Series 2011-R1, Class A7 , 2.672%, 7/25/2026	1,912,747	1,959,445
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2011-1A, Class
A7 , 3.72%, 3/15/2023	520,000	524,160
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[7] , 5.29%, 3/25/2016	335,000	364,461
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[7] , 3.74%, 2/25/2017	690,000	712,006

TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,457,392)		3,560,072

68	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.07%
Americold LLC Trust, Series 2010-ARTA, Class A1[7] , 3.847%, 1/14/2029	$390,492	$408,172
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4[8] , 5.921%, 5/10/2045	1,005,000	1,123,014
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	1,130,000	1,245,309
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	1,090,000	1,199,012
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[8] , 5.903%, 9/11/2038	765,000	858,462
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	1,155,000	1,270,098
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[7] , 3.759%, 4/15/2044	540,000	551,277
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[8] , 5.922%, 3/15/2049	160,000	176,974
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[8] , 5.943%, 6/10/2046	225,000	248,370
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[7] , 3.156%, 7/10/2046	411,804	420,508
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[7] , 3.742%, 11/10/2046	547,286	569,724
FREMF Mortgage Trust, Series 2011-K701, Class B7,8 , 4.287%, 7/25/2048	750,000	695,707
FREMF Mortgage Trust, Series 2011-K702, Class B7,8 , 4.771%, 4/25/2044	885,000	879,984
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[8] , 6.073%, 7/10/2038	600,000	660,115
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[7] , 3.849%, 12/10/2043	1,053,251	1,096,480
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[8] , 5.455%, 1/12/2043	1,750,000	1,859,869
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[8] , 5.373%, 12/15/2044	475,000	530,600
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[8] , 6.072%, 4/15/2045	1,670,000	1,857,802
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[8] , 6.067%, 6/15/2038	925,000	1,033,812
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A7 , 3.913%, 6/25/2043	822,251	829,428
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[8] , 5.414%, 7/12/2046	175,000	190,847
Morgan Stanley Capital I, Series 2005-HQ7, Class A4[8] , 5.373%, 11/14/2042	125,000	138,639
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A8 , 5.23%, 9/15/2042	425,000	472,587
Morgan Stanley Capital I, Series 2011-C1, Class A2[7] , 3.884%, 9/15/2047	800,000	831,858
OBP Depositor LLC Trust, Series 2010-OBP, Class A7 , 4.646%, 7/15/2045	115,000	122,655
Vornado DP LLC, Series 2010-VNO, Class A2FX7 , 4.004%, 9/13/2028	350,000	355,244

The accompanying notes are an integral part of the financial statements.	69

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[8] , 5.379%, 10/15/2044		$625,000	$692,934
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[8] , 5.923%, 5/15/2043		215,000	235,350
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[8] , 6.011%, 6/15/2045		850,000	943,231
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[7] , 4.393%, 11/15/2043		545,000	560,727
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[7] , 3.791%, 2/15/2044		940,000	967,191

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $22,592,551)			23,025,980

FOREIGN GOVERNMENT BONDS - 0.17%

Hellenic Republic Government Bond (Greece), 6.00%, 7/19/2019	EUR	980,000	480,169
Republic of Italy (Italy), 2.125%, 10/5/2012		$1,445,000	1,418,957

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $2,692,779)			1,899,126

U.S. GOVERNMENT AGENCIES - 15.65%

Mortgage-Backed Securities - 7.57%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		3,536,401	3,844,694
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		233,462	253,961
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		285,487	310,535
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		2,136,968	2,323,262
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		371,262	403,836
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		3,802,590	4,134,089
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		224,793	243,850
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		6,333,691	6,911,640
Fannie Mae, Pool #888021, 6.00%, 12/1/2036		1,231,415	1,354,172
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		1,846,212	2,005,737
Fannie Mae, Pool #889575, 6.00%, 6/1/2038		3,020,668	3,316,127
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		12,737,576	14,007,352
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038		582,925	641,035
Fannie Mae, Pool #AD0258, 5.50%, 3/1/2039		3,909,879	4,247,716
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039		1,533,436	1,665,934
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040		6,684,567	7,341,356
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038		1,698,694	1,865,909
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020		1,204,628	1,303,245
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022		374,143	406,386
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022		252,342	274,088

70	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	$210,853	$228,628
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	370,864	402,824
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	188,373	203,087
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	777,163	850,401
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	1,471,003	1,591,700
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	4,007,553	4,385,218
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	3,657,205	3,957,282
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	3,685,747	3,987,014
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	2,760,514	2,990,467
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	1,963,952	2,125,095
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	1,956,530	2,117,064
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	2,493,435	2,728,412
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	1,612,206	1,764,138
GNMA, Pool #286310, 9.00%, 2/15/2020	1,058	1,228
GNMA, Pool #263096, 9.50%, 3/15/2020	1,613	1,917

Total Mortgage-Backed Securities (Identified Cost $83,433,405)		84,189,399

Other Agencies - 8.08%
Fannie Mae, 1.625%, 10/26/2015	10,000,000	10,256,790
Fannie Mae, 5.25%, 9/15/2016	17,000,000	20,215,023
Fannie Mae, 6.25%, 5/15/2029	2,400,000	3,271,056
Fannie Mae, 7.25%, 5/15/2030	2,162,000	3,265,958
Fannie Mae, 6.625%, 11/15/2030	2,282,000	3,267,003
Federal Home Loan Bank, 1.375%, 5/28/2014	8,735,000	8,905,979
Freddie Mac, 2.875%, 2/9/2015	20,000,000	21,312,380
Freddie Mac, 2.50%, 5/27/2016	12,000,000	12,706,740
Freddie Mac, 6.75%, 3/15/2031	2,250,000	3,264,300
Freddie Mac, 6.25%, 7/15/2032	2,400,000	3,358,730

Total Other Agencies (Identified Cost $88,168,955)		89,823,959

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $171,602,360)		174,013,358

SHORT-TERM INVESTMENTS - 2.62%
Dreyfus Cash Management, Inc. - Institutional Shares[11] , 0.05%, (Identified Cost $29,079,473)	29,079,473	29,079,473

The accompanying notes are an integral part of the financial statements.	71

Investment Portfolio - October 31, 2011

Pro-Blend® Moderate Term Series	Value (Note 2)

TOTAL INVESTMENTS - 99.08% (Identified Cost $1,071,992,298)	$1,101,661,278
OTHER ASSETS, LESS LIABILITIES - 0.92%	10,229,029

NET ASSETS - 100%	$1,111,890,307

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCTOBER 31, 201112 :

Settlement Date	Contracts to Deliver	In Exchange For	Contracts At Value	Unrealized Appreciation
11/25/2011	EUR 495,000	$685,105	$684,762	$343

ADR - American Depository Receipt

EUR- Euro Currency

NVDR - Non-Voting Depository Receipt

*	Non-income producing security
[1]	A factor from a third party was applied to determine the security’s fair value following the close of local trading.
[2]	Traded on Canadian exchange.
[3]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[4]	Traded on Hong Kong exchange.
[5]	Latest quoted sales price is not available and the latest quoted bid price was used to value the security.
[6]	The rate shown is fixed as of October 31, 2011; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2013 to 2018.
[7]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid. These securities amount to $85,366,896, or 7.68%, of the Series’ net assets as of October 31, 2011.

[8]	The coupon rate is floating and is the effective rate as of October 31, 2011.
[9]	Security insured under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
[10]	Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of October 31, 2011.
[11]	Rate shown is the current yield as of October 31, 2011.
[12]	The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

72	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2011

ASSETS:
Investments, at value (identified cost $1,071,992,298) (Note 2)	$1,101,661,278
Receivable for securities sold	7,921,036
Interest receivable	5,883,233
Receivable for fund shares sold	2,491,994
Dividends receivable	276,289
Foreign tax reclaims receivable	255,829
Unrealized appreciation on foreign forward currency contracts (Note 2)	343

TOTAL ASSETS	1,118,490,002

LIABILITIES:

Accrued management fees (Note 3)	687,435
Accrued shareholder services fees (Class S) (Note 3)	141,433
Accrued fund accounting and administration fees (Note 3)	55,149
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	53,902
Accrued transfer agent fees (Note 3)	33,354
Accrued Chief Compliance Officer service fees (Note 3)	230
Accrued directors’ fees (Note 3)	6
Payable for securities purchased	4,071,636
Payable for fund shares repurchased	1,405,935
Other payables and accrued expenses	150,615

TOTAL LIABILITIES	6,599,695

TOTAL NET ASSETS	$1,111,890,307

NET ASSETS CONSIST OF:

Capital stock	$936,059
Additional paid-in-capital	1,036,310,858
Undistributed net investment income	9,128,769
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	35,823,178
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	29,691,443

TOTAL NET ASSETS	$1,111,890,307

The accompanying notes are an integral part of the financial statements.	73

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2011

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($682,408,628/52,818,197 shares)	$12.92

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($352,611,462/33,571,207 shares)	$10.50

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($58,315,976/5,511,328 shares)	$10.58

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($18,554,241/1,705,145 shares)	$10.88

74	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2011

INVESTMENT INCOME:

Interest	$20,597,803
Dividends (net of foreign taxes withheld, $380,632)	8,786,044

Total Investment Income	29,383,847

EXPENSES:

Management fees (Note 3)	8,007,566
Shareholder services fees (Class S) (Note 3)	1,717,242
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	467,693
Fund accounting and administration fees (Note 3)	226,871
Transfer agent fees (Note 3)	131,293
Directors’ fees (Note 3)	27,049
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	16,847
Chief Compliance Officer service fees (Note 3)	2,606
Custodian fees	96,419
Miscellaneous	305,659

Total Expenses	10,999,245

NET INVESTMENT INCOME	18,384,602

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	37,009,387
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $80,120)	(101,574)
Forward foreign currency exchange contracts	4,816

36,912,629

Net change in unrealized appreciation (depreciation) on-
Investments	(26,697,101)
Foreign currency and translation of other assets and liabilities	8,656
Forward foreign currency exchange contracts	11,504

(26,676,941)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	10,235,688

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,620,290

The accompanying notes are an integral part of the financial statements.	75

Statement of Changes in Net Assets - Pro-Blend® Moderate Term Series

	For the Year Ended 10/30/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$18,384,602	$12,553,604
Net realized gain on investments and foreign currency (net of Brazilian tax of $80,120 and $0, respectively)	36,912,629	36,084,705
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(26,676,941)	39,886,891

Net increase from operations	28,620,290	88,525,200

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(9,718,456)	(5,933,684)
From net investment income (Class I)	(6,475,725)	(2,101,821)
From net investment income (Class C)	(482,924)	(79,607)
From net investment income (Class R)	(15,533)	—
From net realized gain on investments (Class S)	(9,435,174)	—
From net realized gain on investments (Class I)	(5,280,876)	—
From net realized gain on investments (Class C)	(612,007)	—
From net realized gain on investments (Class R)	(6,337)	—

Total distributions to shareholders	(32,027,032)	(8,115,112)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	155,736,834	438,089,089

Net increase in net assets	152,330,092	518,499,177

NET ASSETS:

Beginning of year	959,560,215	441,061,038

End of year (including undistributed net investment income of $9,128,769 and $7,449,640, respectively)	$1,111,890,307	$959,560,215

76	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	For the Years Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.94	$11.61	$10.41	$14.18	$13.55

Income (loss) from investment operations:
Net investment income	0.22 [1]	0.19 [1]	0.16 [1]	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.14	1.28	1.23	(2.75)	1.19

Total from investment operations	0.36	1.47	1.39	(2.52)	1.43

Less distributions to shareholders:
From net investment income	(0.19)	(0.14)	(0.19)	(0.23)	(0.23)
From net realized gain on investments	(0.19)	—	—	(1.02)	(0.57)

Total distributions to shareholders	(0.38)	(0.14)	(0.19)	(1.25)	(0.80)

Net asset value - End of year	$12.92	$12.94	$11.61	$10.41	$14.18

Net assets - End of year (000’s omitted)	$682,409	$633,304	$396,927	$218,807	$379,385

Total return[2]	2.78%	12.81%	13.65%	(19.28%)	10.91%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.09%	1.10%	1.10%	1.11%
Net investment income	1.68%	1.60%	1.49%	1.74%	1.86%
Series portfolio turnover	52%	56%	58%	75%	78%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[3]	0.02%	0.02%	N/A

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

[3]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	77

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.60	$9.54	$8.59	$10.00

Income (loss) from investment operations:
Net investment income	0.20 [2]	0.18 [2]	0.15 [2]	0.06
Net realized and unrealized gain (loss) on investments	0.11	1.06	1.02	(1.42)

Total from investment operations	0.31	1.24	1.17	(1.36)

Less distributions to shareholders:
From net investment income	(0.22)	(0.18)	(0.22)	(0.05)
From net realized gain on investments	(0.19)	—	—	—

Total distributions to shareholders	(0.41)	(0.18)	(0.22)	(0.05)

Net asset value - End of period	$10.50	$10.60	$9.54	$8.59

Net assets - End of period (000’s omitted)	$352,611	$294,000	$44,134	$322

Total return[3]	2.93%	13.13%	14.11%	(13.64%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.82%	0.84%	0.85%	0.85%[4]
Net investment income	1.93%	1.85%	1.67%	1.47%[4]
Series portfolio turnover	52%	56%	58%	75%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[5]	0.02%	0.10%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

78	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class C

	For the Year Ended 10/30/11	For the Period 1/4/10[1] to 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.69	$10.00

Income from investment operations:
Net investment income[2]	0.10	0.07
Net realized and unrealized gain on investments	0.11	0.67

Total from investment operations	0.21	0.74

Less distributions to shareholders:
From net investment income	(0.13)	(0.05)
From net realized gain on investments	(0.19)	—

Total distributions to shareholders	(0.32)	(0.05)

Net asset value - End of period	$10.58	$10.69

Net assets - End of period (000’s omitted)	$58,316	$32,019

Total return[3]	1.97%	7.41%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.82%	1.84%[4]
Net investment income	0.92%	0.85%[4]
Series portfolio turnover	52%	56%

*       The investment advisor did not impose all or a portion of its other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[4,5]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	79

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	For the Year Ended 10/30/11	For the Period 6/30/10[1] to 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.99	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.02
Net realized and unrealized gain on investments	0.16	0.97

Total from investment operations	0.27	0.99

Less distributions to shareholders:
From net investment income	(0.19)	—
From net realized gain on investments	(0.19)	—

Total distributions to shareholders	(0.38)	—

Net asset value - End of period	$10.88	$10.99

Net assets - End of period (000’s omitted)	$18,554	$237

Total return[3]	2.50%	9.90%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.32%	1.34%[4]
Net investment income	1.05%	0.65%[4]
Series portfolio turnover	52%	56%

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

[4]	Annualized.

80	The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Extended Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Five Year	Ten Year	Since Inception[2]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S3	3.26%	2.88%	6.24%	8.52%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I3,4	3.53%	3.12%	6.54%	8.85%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class C3,4	2.49%	2.14%	5.51%	7.78%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R3,4	3.04%	2.60%	6.01%	8.31%
Barclays Capital U.S. Aggregate Bond Index[5,7]	5.00%	6.41%	5.46%	6.20%
15%/40%/45% Blended Index[6,7]	5.15%	3.59%	5.79%	7.08%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2011 to the Barclays Capital U.S. Aggregate Bond Index and a 15%/40%/45% Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]

Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 1.08% for Class S, 0.83% for Class I, 1.83% for Class C and 1.33% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for Class S, 0.83% for Class I, 1.83% for Class C and 1.33% for Class R for the year ended October 31, 2011.

[4]

For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010, and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

[5]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

[6]

The 15%/40%/45% Blended Index is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[7]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index’s portfolios.

81

Shareholder Expense Example - Pro-Blend® Extended Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11*	Annualized Expense ratio
Class S
Actual	$1,000.00	$937.40	$5.32	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class I
Actual	$1,000.00	$938.10	$4.10	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class C
Actual	$1,000.00	$934.80	$9.02	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class R
Actual	$1,000.00	$936.90	$6.54	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%

82

Shareholder Expense Example - Pro-Blend® Extended Term Series (unaudited)

*

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

83

Portfolio Composition - Pro-Blend® Extended Term Series (unaudited)

As of October 31, 2011

Sector Allocation3

Financials	18.85%
Information Technology	13.57%
Consumer Discretionary	12.52%
Industrials	8.36%
Health Care	8.23%
Consumer Staples	6.82%
Energy	6.11%
Materials	4.12%
Telecommunication Services	2.24%
Utilities	0.61%

[3]	Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings4

Google, Inc. - Class A	2.01%
The Walt Disney Co.	1.97%
Monsanto Co.	1.96%
Cisco Systems, Inc.	1.80%
The Charles Schwab Corp.	1.76%
Time Warner, Inc.	1.66%
Hess Corp.	1.63%
EMC Corp.	1.37%
Unilever plc - ADR (United Kingdom)	1.24%
Autodesk, Inc.	1.23%

[4]	As a percentage of total investments.

84

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS - 61.37%

Consumer Discretionary - 9.74%
Auto Components - 0.06%
Hankook Tire Co. Ltd. (South Korea)[1]	17,860	$712,866

Automobiles - 0.56%
Suzuki Motor Corp. (Japan)[1]	13,300	282,082
Tesla Motors, Inc.*	12,170	357,433
Toyota Motor Corp. (Japan)[1]	7,200	239,046
Toyota Motor Corp. - ADR (Japan)	72,940	4,865,827
Yamaha Motor Co. Ltd. (Japan)[1]	34,000	487,017

		6,231,405

Distributors - 0.02%
Inchcape plc (United Kingdom)[1]	34,740	181,394

Diversified Consumer Services - 0.02%
Anhanguera Educacional Participacoes S.A. (Brazil)	6,190	91,975
Grand Canyon Education, Inc.*	10,720	174,843

		266,818

Hotels, Restaurants & Leisure - 1.04%
Accor S.A. (France)[1]	28,260	923,649
Carnival Corp	257,560	9,068,688
Ctrip.com International Ltd. - ADR (China)*	19,850	691,971
Hyatt Hotels Corp. - Class A*	8,620	320,578
Intercontinental Hotels Group plc (United Kingdom)[1]	20,970	387,023
Thomas Cook Group plc (United Kingdom)[1]	98,980	82,131
TUI Travel plc (United Kingdom)[1]	56,260	153,950

		11,627,990

Household Durables - 0.16%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	63,860	88,121
DR Horton, Inc	25,760	286,709
Lennar Corp. - Class A	26,820	443,603
LG Electronics, Inc. (South Korea)[1]	3,410	225,749
NVR, Inc.*	160	102,840
Rodobens Negocios Imobiliarios S.A. (Brazil)	50,510	320,386
Toll Brothers, Inc.*	16,080	280,435

		1,747,843

Internet & Catalog Retail - 0.71%
Amazon.com, Inc.*	36,180	7,724,792
Blue Nile, Inc.*	2,620	118,241
Ocado Group plc (United Kingdom)*[1]	73,630	110,340

		7,953,373

Media - 6.90%
AMC Networks, Inc. - Class A*	204,070	6,656,763

The accompanying notes are an integral part of the financial statements.	85

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Grupo Televisa S.A. - ADR (Mexico)	27,220	$580,603
Imax Corp. (Canada)*	29,990	576,708
Liberty Global, Inc. - Class A*	133,180	5,351,172
Mediaset Espana Comunicacion S.A. (Spain)[1]	128,620	851,183
Mediaset S.p.A. (Italy)[1]	16,470	60,682
News Corp. - Class A	527,000	9,233,040
Reed Elsevier plc (United Kingdom)[1]	20,540	175,839
Reed Elsevier plc - ADR (United Kingdom)	7,379	252,288
Societe Television Francaise 1 (France)[1]	47,150	633,078
Time Warner, Inc.	520,190	18,201,448
Virgin Media, Inc. - ADR (United Kingdom)	493,650	12,035,187
The Walt Disney Co.	620,150	21,630,832
Wolters Kluwer N.V. (Netherlands)[1]	9,795	172,832
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	161,000	501,292

		76,912,947

Multiline Retail - 0.06%
Marks & Spencer Group plc (United Kingdom)[1]	52,450	270,412
PPR (France)[1]	2,230	346,041

		616,453

Specialty Retail - 0.18%
Chico’s FAS, Inc.	16,900	208,884
Dick’s Sporting Goods, Inc.*	14,770	577,359
The Finish Line, Inc. - Class A	12,670	254,667
Group 1 Automotive, Inc.	3,980	181,329
Inditex S.A. (Spain)[1]	2,600	236,027
KOMERI Co. Ltd. (Japan)[1]	7,100	223,692
Penske Automotive Group, Inc.	8,000	163,120
Sonic Automotive, Inc. - Class A	11,430	167,678

		2,012,756

Textiles, Apparel & Luxury Goods - 0.03%
Adidas AG (Germany)[1]	5,220	367,628

Total Consumer Discretionary		108,631,473

Consumer Staples - 6.36%
Beverages - 1.86%
Anheuser-Busch InBev N.V. (Belgium)[1]	198,860	11,028,010
Boston Beer Co., Inc. - Class A*	2,840	251,283
C&C Group plc (Ireland)[1]	57,090	229,925
Central European Distribution Corp.*	14,810	79,974
The Coca-Cola Co.	116,490	7,958,597

86	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
Diageo plc (United Kingdom)[1]	31,790	$657,918
Heineken N.V. (Netherlands)[1]	6,220	302,178
Kirin Holdings Co. Ltd. (Japan)[1]	21,000	256,925

		20,764,810

Food & Staples Retailing - 1.11%
Carrefour S.A. (France)[1]	29,020	767,811
Casino Guichard-Perrachon S.A. (France)[1]	3,380	316,495
Distribuidora Internacional de Alimentacion S.A. (Spain)*[1]	73,750	337,268
Koninklijke Ahold N.V. (Netherlands)[1]	40,390	516,037
The Kroger Co.	373,670	8,661,671
SUPERVALU, Inc.	33,330	267,307
Tesco plc (United Kingdom)[1]	229,210	1,477,810

		12,344,399

Food Products - 3.29%
Barry Callebaut AG (Switzerland)[1]	500	474,056
Danone S.A. (France)[1]	17,500	1,213,151
Flowers Foods, Inc.	11,340	228,955
Kraft Foods, Inc. - Class A	308,850	10,865,343
Nestle S.A. (Switzerland)[1]	174,070	10,067,808
Suedzucker AG (Germany)[1]	7,300	213,234
Unilever plc - ADR (United Kingdom)	403,105	13,564,483

		36,627,030

Household Products - 0.08%
Reckitt Benckiser Group plc (United Kingdom)[1]	18,500	949,599

Personal Products - 0.02%
Beiersdorf AG (Germany)[1]	2,630	151,619
Kao Corp. (Japan)[1]	3,000	78,703

		230,322

Total Consumer Staples		70,916,160

Energy - 4.77%
Energy Equipment & Services - 2.95%
Baker Hughes, Inc.	202,110	11,720,359
Calfrac Well Services Ltd. (Canada)	13,400	415,410
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	16,800	367,070
ION Geophysical Corp.*	24,000	182,880
Key Energy Services, Inc.*	7,350	95,036
Petroleum Geo-Services ASA (Norway)[1]	21,000	228,160
Schlumberger Ltd.	153,910	11,307,768
Trican Well Service Ltd. (Canada)	50,350	890,565

The accompanying notes are an integral part of the financial statements.	87

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Weatherford International Ltd. - ADR (Switzerland)*	493,950	$7,656,225

		32,863,473

Oil, Gas & Consumable Fuels - 1.82%
Cameco Corp. (Canada)	23,120	495,462
Hess Corp.	285,260	17,845,866
Paladin Energy Ltd. (Australia)*[2]	89,970	140,811
Repsol YPF S.A. (Spain)[1]	6,190	186,317
Royal Dutch Shell plc - Class B (Netherlands)[1]	9,249	331,837
Royal Dutch Shell plc - Class B - ADR (Netherlands)	9,190	659,842
Talisman Energy, Inc. (Canada)	24,520	347,843
Total S.A. (France)[1]	5,670	295,845

		20,303,823

Total Energy		53,167,296

Financials - 10.02%
Capital Markets - 3.59%
The Bank of New York Mellon Corp.[3]	442,850	9,423,848
The Charles Schwab Corp.	1,575,700	19,349,596
Daiwa Securities Group, Inc. (Japan)[1]	6,000	20,994
Evercore Partners, Inc. - Class A	6,150	168,756
GAM Holding AG (Switzerland)[1]	36,530	436,730
Greenhill & Co., Inc.	2,140	80,849
Lazard Ltd. - Class A (Bermuda)	4,820	131,779
State Street Corp.	258,970	10,459,798

		40,072,350

Commercial Banks - 1.00%
Banco Bilbao Vizcaya Argentaria S.A. - ADR (Spain)	35,280	318,931
Banco Santander S.A. (Spain)[1]	660,170	5,587,588
Banco Santander S.A. - ADR (Spain)	41,850	358,236
BNP Paribas S.A. (France)[1]	9,530	425,561
CIT Group, Inc.*	10,900	379,865
Credit Agricole S.A. (France)[1]	49,050	379,664
First Commonwealth Financial Corp.	149,370	688,596
HSBC Holdings plc (United Kingdom)[1]	40,950	357,301
HSBC Holdings plc - ADR (United Kingdom)	13,282	579,892
ICICI Bank Ltd. - ADR (India)	9,160	340,386
Societe Generale S.A. (France)[1]	8,110	232,203
Standard Chartered plc (United Kingdom)[1]	12,880	300,546
U.S. Bancorp	22,250	569,378
Wells Fargo & Co.	24,230	627,799

		11,145,946

88	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Consumer Finance - 1.49%
American Express Co.	157,320	$7,963,538
Discover Financial Services	366,880	8,643,693

		16,607,231

Diversified Financial Services - 0.98%
Bank of America Corp.	30,390	207,564
CME Group, Inc.	3,000	826,680
Deutsche Boerse AG (Germany)*[1]	15,620	860,877
ING Groep N.V. (Netherlands)*[1]	4,650	40,088
JPMorgan Chase & Co.	17,065	593,179
JSE Ltd. (South Africa)[1]	67,100	592,398
Moody’s Corp.	219,570	7,792,539

		10,913,325

Insurance - 0.43%
Allianz SE (Germany)[1]	9,660	1,074,792
The Allstate Corp.	24,610	648,227
AXA S.A. (France)[1]	4,550	73,182
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	43,700	424,566
Mapfre S.A. (Spain)[1]	366,670	1,339,797
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,955	529,651
Zurich Financial Services AG (Switzerland)[1]	2,910	670,591

		4,760,806

Real Estate Investment Trusts (REITS) - 2.48%
Alexandria Real Estate Equities, Inc.	31,960	2,112,236
Alstria Office REIT AG (Germany)[1]	53,410	684,858
American Assets Trust, Inc.	13,520	274,050
American Campus Communities, Inc.	16,140	628,330
Apartment Investment & Management Co. - Class A	14,030	346,120
Associated Estates Realty Corp.	6,030	102,389
AvalonBay Communities, Inc.	2,220	296,792
BioMed Realty Trust, Inc.	173,410	3,140,455
Boston Properties, Inc.	10,880	1,077,011
Camden Property Trust	4,560	276,518
CBL & Associates Properties, Inc.	16,700	256,846
Cedar Shopping Centers, Inc.	22,280	81,768
Cogdell Spencer, Inc.	39,930	161,317
Coresite Realty Corp.	7,400	123,210
Corporate Office Properties Trust	104,760	2,540,430
CubeSmart	10,740	105,359
DiamondRock Hospitality Co.	22,400	202,720
Digital Realty Trust, Inc.	49,790	3,103,411

The accompanying notes are an integral part of the financial statements.	89

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
DuPont Fabros Technology, Inc.	130,170	$2,706,234
Education Realty Trust, Inc.	37,860	350,205
Equity Lifestyle Properties, Inc.	4,240	280,391
Equity One, Inc.	5,040	86,436
Equity Residential	4,840	284,011
General Growth Properties, Inc.	24,930	366,471
HCP, Inc.	14,780	588,983
Health Care REIT, Inc.	10,660	561,675
Healthcare Realty Trust, Inc.	2,870	54,214
Home Properties, Inc.	11,420	672,638
Host Hotels & Resorts, Inc.	42,324	603,963
Kilroy Realty Corp.	6,180	226,744
Kimco Realty Corp.	7,070	123,513
LTC Properties, Inc.	4,080	115,709
The Macerich Co.	2,230	110,965
Mack-Cali Realty Corp.	3,020	84,741
Mid-America Apartment Communities, Inc.	5,683	354,619
Morguard Real Estate Investment Trust (Canada)	6,880	104,641
National Retail Properties, Inc.	7,710	210,097
Pebblebrook Hotel Trust	47,440	902,783
ProLogis, Inc.	4,090	121,718
Public Storage	2,580	332,949
Realty Income Corp.	6,000	200,460
Simon Property Group, Inc.	8,150	1,046,786
Sovran Self Storage, Inc.	13,360	590,512
Tanger Factory Outlet Centers	4,410	124,186
Taubman Centers, Inc.	1,900	116,337
UDR, Inc.	34,330	855,847

		27,691,648

Real Estate Management & Development - 0.03%
Forest City Enterprises, Inc. - Class A*	19,060	260,741
Thomas Properties Group, Inc.*	12,980	32,839

		293,580

Thrifts & Mortgage Finance - 0.02%
Aareal Bank AG (Germany)*[1]	11,235	225,132

Total Financials		111,710,018

Health Care - 7.22%
Biotechnology - 0.39%
BioMarin Pharmaceutical, Inc.*	29,020	989,872
Dendreon Corp.*	72,060	788,336

90	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Biotechnology (continued)
Exact Sciences Corp.*	100,790	$801,281
Myriad Genetics, Inc.*	86,120	1,832,634

		4,412,123

Health Care Equipment & Supplies - 2.98%
Abaxis, Inc.*	33,980	953,479
Alere, Inc.*	56,400	1,469,784
Becton, Dickinson and Co.	99,070	7,750,246
BioMerieux (France)[1]	10,610	920,629
Boston Scientific Corp.*	2,227,950	13,122,626
DexCom, Inc.*	71,455	699,544
Endologix, Inc.*	111,160	1,210,532
Getinge AB - Class B (Sweden)[1]	8,700	225,687
HeartWare International, Inc.*	16,170	1,098,428
Insulet Corp.*	92,630	1,511,722
Mindray Medical International Ltd. - ADR (China)	15,040	410,592
Quidel Corp.*	82,390	1,471,485
Sirona Dental Systems, Inc.*	16,780	803,762
Straumann Holding AG (Switzerland)[1]	4,169	733,855
Thoratec Corp.*	22,320	814,903

		33,197,274

Health Care Providers & Services - 0.33%
Amil Participacoes S.A. (Brazil)	40,950	414,545
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	125,000	160,823
China Cord Blood Corp. - ADR (Hong Kong)*	105,000	262,500
Odontoprev S.A. (Brazil)	53,210	837,426
Sonic Healthcare Ltd. (Australia)[1]	177,490	2,050,954

		3,726,248

Health Care Technology - 1.36%
Allscripts Healthcare Solutions, Inc.*	226,410	4,335,752
Cerner Corp.*	163,556	10,374,357
Computer Programs & Systems, Inc.	8,300	423,881

		15,133,990

Life Sciences Tools & Services - 1.50%
Lonza Group AG (Switzerland)[1]	14,210	945,225
QIAGEN N.V. (Netherlands)*[1]	15,390	214,056
QIAGEN N.V. - ADR (Netherlands)*	634,939	8,749,459
Sequenom, Inc.*	131,250	652,313
Waters Corp.*	63,500	5,087,620

The accompanying notes are an integral part of the financial statements.	91

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services (continued)
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	84,470	$1,049,962

		16,698,635

Pharmaceuticals - 0.66%
Allergan, Inc.	9,810	825,217
AstraZeneca plc (United Kingdom)[1]	2,540	121,943
AstraZeneca plc - ADR (United Kingdom)	16,540	792,431
Bayer AG (Germany)[1]	13,685	871,899
GlaxoSmithKline plc (United Kingdom)[1]	16,925	379,836
Green Cross Corp. (South Korea)[1]	7,130	1,102,414
Novo Nordisk A/S - Class B (Denmark)[1]	3,250	345,041
Optimer Pharmaceuticals, Inc.*	57,420	819,383
Sanofi (France)[1]	2,170	155,240
Shire plc (Ireland)[1]	21,165	664,275
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	3,000	135,244
UCB S.A. (Belgium)[1]	26,170	1,149,769

		7,362,692

Total Health Care		80,530,962

Industrials - 6.12%
Aerospace & Defense - 0.02%
European Aeronautic Defence and Space Co. N.V. (Netherlands)[1]	8,720	257,059

Air Freight & Logistics - 1.65%
FedEx Corp.	84,980	6,953,913
PostNL N.V. (Netherlands)[1]	31,330	158,636
TNT Express N.V. (Netherlands)[1]	31,330	265,821
United Parcel Service, Inc. - Class B	156,105	10,964,815

		18,343,185

Airlines - 1.12%
Copa Holdings S.A. - Class A (Panama)	7,000	483,490
Deutsche Lufthansa AG (Germany)[1]	19,235	261,338
Ryanair Holdings plc - ADR (Ireland)*	28,480	819,370
Southwest Airlines Co.	1,242,380	10,622,349
US Airways Group, Inc.*	42,200	243,494

		12,430,041

Commercial Services & Supplies - 0.14%
Edenred (France)[1]	25,980	732,819
Interface, Inc. - Class A	6,620	86,325
Tomra Systems ASA (Norway)[1]	105,630	774,534

		1,593,678

92	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Construction & Engineering - 0.01%
MYR Group, Inc.*	6,860	$132,329

Electrical Equipment - 0.19%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	33,520	630,511
Acuity Brands, Inc.	2,880	133,344
Alstom S.A. (France)[1]	11,070	412,225
Nexans S.A. (France)[1]	2,200	138,386
Polypore International, Inc.*	7,390	387,606
Prysmian S.p.A. (Italy)[1]	7,200	108,844
Schneider Electric S.A. (France)[1]	5,520	324,133

		2,135,049

Industrial Conglomerates - 0.12%
Siemens AG (Germany)[1]	12,280	1,287,201

Machinery - 1.25%
Astec Industries, Inc.*	3,280	109,060
FANUC Corp. (Japan)[1]	7,000	1,131,832
Flowserve Corp.	121,540	11,265,543
Graham Corp.	5,190	119,578
Pall Corp.	5,650	289,111
Titan International, Inc.	11,080	249,300
Wabash National Corp.*	33,330	229,977
Westport Innovations, Inc. (Canada)*	19,240	582,010

		13,976,411

Marine - 0.04%
Baltic Trading Ltd.	15,120	84,067
D/S Norden (Denmark)[1]	8,840	257,817
Pacific Basin Shipping Ltd. (Bermuda)[1,4]	77,000	35,110
Sinotrans Shipping Ltd. (Hong Kong)[1]	433,500	108,200

		485,194

Professional Services - 0.18%
The Advisory Board Co.*	20,620	1,262,975
Qualicorp S.A. (Brazil)*	86,480	790,326

		2,053,301

Road & Rail - 1.35%
All America Latina Logistica S.A. (Brazil)	195,270	977,004
Heartland Express, Inc.	17,200	230,652
Knight Transportation, Inc.	14,100	214,320
Norfolk Southern Corp.	177,710	13,148,763
RailAmerica, Inc.*	36,120	493,760

		15,064,499

The accompanying notes are an integral part of the financial statements.	93

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 0.05%
Groupe Eurotunnel S.A. (France)[1]	9,500	$85,575
Malaysia Airports Holdings Berhad (Malaysia)[1]	209,870	431,016

		516,591

Total Industrials		68,274,538

Information Technology - 12.79%
Communications Equipment - 2.91%
Alcatel-Lucent - ADR (France)*	356,850	977,769
Cisco Systems, Inc.	1,066,500	19,762,245
Infinera Corp.*	192,250	1,405,348
Qualcomm, Inc.	199,410	10,289,556

		32,434,918

Computers & Peripherals - 1.49%
Apple, Inc.*	2,280	922,898
EMC Corp.*	614,920	15,071,689
Immersion Corp.*	90,760	623,521

		16,618,108

Electronic Equipment, Instruments & Components - 1.03%
Amphenol Corp. - Class A	12,550	596,000
Corning, Inc.	691,160	9,876,676
Hitachi Ltd. (Japan)[1]	126,000	675,144
Keyence Corp. (Japan)[1]	1,463	371,910

		11,519,730

Internet Software & Services - 2.37%
The Active Network, Inc.*	32,000	430,080
comScore, Inc.*	50,280	1,061,411
Google, Inc. - Class A*	37,230	22,063,987
LogMeIn, Inc.*	28,000	1,138,760
Tencent Holdings Ltd. (China)[1]	29,700	686,889
Velti plc - ADR (Ireland)*	119,750	1,008,295

		26,389,422

IT Services - 2.22%
Amadeus IT Holding S.A. - Class A (Spain)[1]	28,020	528,079
Amdocs Ltd. - ADR (Guernsey)*	60,120	1,804,802
Cap Gemini S.A. (France)[1]	35,600	1,362,247
Cielo S.A. (Brazil)	30,436	812,466
Euronet Worldwide, Inc.*	51,000	987,870
Indra Sistemas S.A. (Spain)[1]	40,270	674,776
MasterCard, Inc. - Class A	26,000	9,028,240
Redecard S.A. (Brazil)	44,820	745,064

94	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Visa, Inc. - Class A	94,020	$8,768,305

		24,711,849

Semiconductors & Semiconductor Equipment - 0.18%
Advantest Corp. (Japan)[1]	39,600	460,892
Sumco Corp. (Japan)[1]	61,500	621,894
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	27,422	346,066
Tokyo Electron Ltd. (Japan)[1]	12,000	638,202

		2,067,054

Software - 2.59%
Autodesk, Inc.*	389,705	13,483,793
CommVault Systems, Inc.*	3,100	131,998
Electronic Arts, Inc.*	468,890	10,948,582
Misys plc (United Kingdom)[1]	39,838	186,562
RealPage, Inc.*	32,190	848,207
SAP AG (Germany)[1]	7,670	463,789
SolarWinds, Inc.*	39,000	1,125,540
SuccessFactors, Inc.*	27,330	729,711
Taleo Corp. - Class A*	29,340	950,616

		28,868,798

Total Information Technology		142,609,879

Materials - 2.80%
Chemicals - 2.70%
Arkema S.A. (France)[1]	67	4,553
BASF SE (Germany)[1]	13,330	973,035
Calgon Carbon Corp.*	22,965	366,292
Flotek Industries, Inc.*	23,530	175,063
Johnson Matthey plc (United Kingdom)[1]	25,190	757,688
Linde AG (Germany)[1]	4,170	660,601
Monsanto Co.	294,990	21,460,523
The Scotts Miracle-Gro Co. - Class A	2,670	129,522
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	3,100	159,200
Syngenta AG (Switzerland)[1]	17,700	5,393,562

		30,080,039

Construction Materials - 0.09%
CRH plc (Ireland)[1]	22,520	407,445
Eagle Materials, Inc.	16,510	339,776
Holcim Ltd. (Switzerland)[1]	3,450	218,475

		965,696

The accompanying notes are an integral part of the financial statements.	95

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 0.01%
United States Steel Corp.	4,630	$117,417

Total Materials		31,163,152

Telecommunication Services - 1.43%
Diversified Telecommunication Services - 1.34%
France Telecom S.A. (France)[1]	15,090	271,300
Swisscom AG - ADR (Switzerland)[5]	9,800	394,548
Telefonica S.A. - ADR (Spain)	51,840	1,107,821
Telenor ASA (Norway)[1]	703,010	12,522,531
Telenor ASA - ADR (Norway)[5]	12,530	667,097

		14,963,297

Wireless Telecommunication Services - 0.09%
SK Telecom Co. Ltd. - ADR (South Korea)	63,500	939,165

Total Telecommunication Services		15,902,462

Utilities - 0.12%
Electric Utilities - 0.04%
E.ON AG (Germany)[1]	17,750	428,041

Independent Power Producers & Energy Traders - 0.02%
GenOn Energy, Inc.*	67,115	204,701

Multi-Utilities - 0.03%
GDF Suez (France)[1]	4,147	116,832
National Grid plc (United Kingdom)[1]	22,535	224,044

		340,876

Water Utilities - 0.03%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	19,030	355,805

Total Utilities		1,329,423

TOTAL COMMON STOCKS (Identified Cost $655,494,112)		684,235,363

PREFERRED STOCKS - 0.39%

Consumer Staples - 0.02%
Household Products - 0.02%
Henkel AG & Co. KGaA (Germany)[1]	3,800	225,891

Financials - 0.37%
Commercial Banks - 0.12%
PNC Financial Services Group, Inc., Series K (non-cumulative), 8.25%[6]	480	484,970
Wells Fargo & Co., Series K (non-cumulative), 7.98%[6]	795	850,650

		1,335,620

96	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Shares/ Principal Amount	Value (Note 2)

PREFERRED STOCKS (continued)

Financials (continued)
Diversified Financial Services - 0.16%
Bank of America Corp., Series K (non-cumulative), 8.00%[6]	845	$786,247
JPMorgan Chase & Co., Series 1 (non-cumulative), 7.90%[6]	890	958,272

		1,744,519

Real Estate Investment Trusts (REITS) - 0.09%
Public Storage, Series Q, 6.50%	39,780	1,048,999

Total Financials		4,129,138

TOTAL PREFERRED STOCKS (Identified Cost $4,019,068)		4,355,029

CORPORATE BONDS - 18.36%

Convertible Corporate Bonds - 0.15%
Financials - 0.09%
Real Estate Investment Trusts (REITS) - 0.09%
BioMed Realty LP7, 3.75%, 1/15/2030	$850,000	976,437

Health Care - 0.01%
Health Care Equipment & Supplies - 0.01%
Medtronic, Inc., 1.625%, 4/15/2013	140,000	140,350

Information Technology - 0.05%
Computers & Peripherals - 0.05%
EMC Corp., 1.75%, 12/1/2013	335,000	533,069

Total Convertible Corporate Bonds (Identified Cost $1,553,094)		1,649,856

Non-Convertible Corporate Bonds - 18.21%
Consumer Discretionary - 2.57%
Auto Components - 0.06%
UCI International, Inc., 8.625%, 2/15/2019	635,000	625,475

Hotels, Restaurants & Leisure - 0.38%
International Game Technology, 7.50%, 6/15/2019	1,150,000	1,348,054
The Wendy’s Co., 10.00%, 7/15/2016	700,000	763,000
Wyndham Worldwide Corp., 9.875%, 5/1/2014	230,000	262,264
Wyndham Worldwide Corp., 6.00%, 12/1/2016	795,000	840,803
Yum! Brands, Inc., 3.875%, 11/1/2020	980,000	994,895

		4,209,016

Household Durables - 0.15%
Fortune Brands, Inc., 5.375%, 1/15/2016	229,000	245,531
Tupperware Brands Corp.[7], 4.75%, 6/1/2021	1,500,000	1,485,731

		1,731,262

The accompanying notes are an integral part of the financial statements.	97

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media - 1.14%
Cablevision Systems Corp., 8.625%, 9/15/2017	$715,000	$775,775
Columbus International, Inc. (Barbados)[7], 11.50%, 11/20/2014	295,000	305,325
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	1,330,000	1,465,829
Discovery Communications LLC, 5.05%, 6/1/2020	1,350,000	1,495,949
Kabel BW Erste Beteiligungs GmbH - Kabel Baden-Wurttemberg GmbH & Co. KG (Germany)[7], 7.50%, 3/15/2019	595,000	618,800
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	560,000	606,200
NBC Universal Media LLC, 5.15%, 4/30/2020	2,055,000	2,309,450
Sirius XM Radio, Inc.[7], 9.75%, 9/1/2015	470,000	509,950
Time Warner, Inc., 4.75%, 3/29/2021	1,480,000	1,606,734
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[7], 8.125%, 12/1/2017	865,000	921,225
UPCB Finance III Ltd. (Cayman Islands)[7], 6.625%, 7/1/2020	1,035,000	1,029,825
Virgin Media Finance plc (United Kingdom), 8.375%, 10/15/2019	565,000	628,563
XM Satellite Radio, Inc.[7], 7.625%, 11/1/2018	425,000	457,937

		12,731,562

Multiline Retail - 0.09%
Target Corp., 6.00%, 1/15/2018	845,000	1,023,303

Specialty Retail - 0.57%
AutoZone, Inc., 4.00%, 11/15/2020	2,000,000	2,034,150
DirectBuy Holdings, Inc.[7], 12.00%, 2/1/2017	675,000	192,375
The Home Depot, Inc., 5.40%, 3/1/2016	1,220,000	1,392,201
Lowe’s Companies, Inc., 6.10%, 9/15/2017	850,000	1,018,035
Rent-A-Center, Inc., 6.625%, 11/15/2020	600,000	603,000
Toys R Us Property Co. II LLC, 8.50%, 12/1/2017	1,090,000	1,151,313

		6,391,074

Textiles, Apparel & Luxury Goods - 0.18%
Jones Group - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	1,025,000	927,625
VF Corp., 5.95%, 11/1/2017	880,000	1,042,121

		1,969,746

Total Consumer Discretionary		28,681,438

Consumer Staples - 0.33%
Beverages - 0.16%
CEDC Finance Corp. International, Inc.[7], 9.125%, 12/1/2016	600,000	432,000
Constellation Brands, Inc., 7.25%, 9/1/2016	1,010,000	1,104,687
PepsiCo, Inc., 7.90%, 11/1/2018	163,000	217,616

		1,754,303

98	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products - 0.09%
Kraft Foods, Inc., 6.125%, 2/1/2018	$895,000	$1,055,651

Personal Products - 0.08%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	790,000	847,275

Total Consumer Staples		3,657,229

Energy - 1.24%
Energy Equipment & Services - 0.49%
Baker Hughes, Inc., 7.50%, 11/15/2018	725,000	950,630
Calfrac Holdings LP7, 7.50%, 12/1/2020	675,000	648,000
Schlumberger Oilfield plc (United Kingdom)[7], 4.20%, 1/15/2021	400,000	437,484
SESI LLC[7], 6.375%, 5/1/2019	600,000	612,000
Thermon Industries, Inc., 9.50%, 5/1/2017	676,000	730,080
Trinidad Drilling Ltd. (Canada)[7], 7.875%, 1/15/2019	665,000	696,587
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	1,045,000	1,362,708

		5,437,489

Oil, Gas & Consumable Fuels - 0.75%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	1,690,000	1,942,177
Arch Western Finance LLC, 6.75%, 7/1/2013	265,000	267,650
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[7], 6.625%, 11/15/2019	685,000	703,837
Coffeyville Resources LLC - Coffeyville Finance, Inc.[7], 9.00%, 4/1/2015	203,000	218,732
Coffeyville Resources LLC - Coffeyville Finance, Inc.[7], 10.875%, 4/1/2017	215,000	243,487
Crosstex Energy LP - Crosstex Energy Finance Corp., 8.875%, 2/15/2018	740,000	784,400
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/2017	800,000	852,000
Linn Energy LLC - Linn Energy Finance Corp., 7.75%, 2/1/2021	785,000	837,987
Martin Midstream Partners LP - Martin Midstream Finance Corp., 8.875%, 4/1/2018	460,000	477,250
Shell International Finance B.V. (Netherlands), 4.30%, 9/22/2019	910,000	1,017,920
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	465,000	488,250
Tesoro Corp., 9.75%, 6/1/2019	495,000	556,875

		8,390,565

Total Energy		13,828,054

Financials - 8.07%
Capital Markets - 1.52%
Credit Suisse AG (Switzerland)[7], 2.60%, 5/27/2016	2,995,000	3,045,448
GFI Group, Inc.[7], 8.375%, 7/19/2018	585,000	544,050
Goldman Sachs Capital II8, 5.793%, 6/1/2043	2,005,000	1,373,425
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	885,000	944,939
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	1,510,000	1,531,222

The accompanying notes are an integral part of the financial statements.	99

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Jefferies Group, Inc., 8.50%, 7/15/2019	$1,480,000	$1,594,218
Merrill Lynch & Co., Inc., 6.05%, 8/15/2012	4,725,000	4,791,481
Morgan Stanley, 5.55%, 4/27/2017	1,210,000	1,215,654
Morgan Stanley, 5.75%, 1/25/2021	1,900,000	1,876,427

		16,916,864

Commercial Banks - 4.04%
Bank of Montreal (Canada)[7], 1.30%, 10/31/2014	1,075,000	1,077,613
Bank of Nova Scotia (Canada)[7], 1.45%, 7/26/2013	2,150,000	2,167,888
Bank of Nova Scotia (Canada)[7], 1.65%, 10/29/2015	5,370,000	5,371,031
Barclays Bank plc (United Kingdom)[7], 2.50%, 9/21/2015	5,370,000	5,354,470
BNP Paribas Home Loan Covered Bonds S.A. (France)[7], 2.20%, 11/2/2015	5,370,000	5,165,752
Intesa Sanpaolo S.p.A. (Italy)[7], 6.50%, 2/24/2021	2,065,000	1,905,388
KeyBank National Association, 5.45%, 3/3/2016	1,310,000	1,405,849
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	1,830,000	2,118,161
National Bank of Canada (Canada)[7], 2.20%, 10/19/2016	1,770,000	1,789,939
National City Corp., 6.875%, 5/15/2019	1,465,000	1,721,500
PNC Bank National Association, 5.25%, 1/15/2017	1,035,000	1,103,138
Royal Bank of Canada (Canada)[7], 3.125%, 4/14/2015	4,725,000	4,957,135
Santander Issuances S.A. Unipersonal (Spain)[7], 5.911%, 6/20/2016	1,900,000	1,854,949
Societe Generale S.A. (France)[7], 5.75%, 4/20/2016	2,055,000	1,871,758
The Toronto-Dominion Bank (Canada)[7], 2.20%, 7/29/2015	5,370,000	5,501,237
Wachovia Corp., 5.25%, 8/1/2014	1,270,000	1,354,468
Wilmington Trust Corp., 8.50%, 4/2/2018	280,000	336,424

		45,056,700

Consumer Finance - 0.50%
American Express Co., 8.125%, 5/20/2019	1,565,000	2,014,376
American Express Co.[8], 6.80%, 9/1/2066	930,000	920,700
Credit Acceptance Corp., 9.125%, 2/1/2017	1,340,000	1,390,250
Discover Financial Services, 10.25%, 7/15/2019	1,055,000	1,267,031

		5,592,357

Diversified Financial Services - 0.73%
Bank of America Corp., 5.75%, 8/15/2016	685,000	670,675
Bank of America Corp., 5.65%, 5/1/2018	860,000	861,152
Bank of America Corp., 7.625%, 6/1/2019	1,675,000	1,820,107
Bank of America Corp.[9], 5.13%, 2/24/2026	970,000	850,905
Citigroup, Inc., 8.50%, 5/22/2019	1,220,000	1,509,650
JPMorgan Chase & Co., 6.30%, 4/23/2019	860,000	974,493
JPMorgan Chase & Co., 4.95%, 3/25/2020	1,425,000	1,494,236

		8,181,218

100	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance - 0.21%
American International Group, Inc., 4.25%, 5/15/2013	$1,245,000	$1,238,622
Fidelity National Financial, Inc., 6.60%, 5/15/2017	530,000	578,285
Hartford Financial Services Group, Inc.[8] , 8.125%, 6/15/2038	495,000	502,425

		2,319,332

Real Estate Investment Trusts (REITS) - 1.07%
BioMed Realty LP, 3.85%, 4/15/2016	975,000	958,933
Boston Properties LP, 5.875%, 10/15/2019	1,255,000	1,384,657
Camden Property Trust, 5.70%, 5/15/2017	980,000	1,084,476
Digital Realty Trust LP, 5.25%, 3/15/2021	1,870,000	1,825,988
DuPont Fabros Technology LP, 8.50%, 12/15/2017	870,000	930,900
HCP, Inc., 6.70%, 1/30/2018	1,270,000	1,375,570
Health Care REIT, Inc., 6.20%, 6/1/2016	1,240,000	1,328,398
Mack-Cali Realty LP, 7.75%, 8/15/2019	755,000	896,807
National Retail Properties, Inc., 6.875%, 10/15/2017	650,000	720,488
Simon Property Group LP, 10.35%, 4/1/2019	1,035,000	1,407,038

		11,913,255

Total Financials		89,979,726

Health Care - 0.87%
Health Care Equipment & Supplies - 0.40%
Alere, Inc., 7.875%, 2/1/2016	735,000	727,650
Alere, Inc., 9.00%, 5/15/2016	664,000	670,640
CR Bard, Inc., 4.40%, 1/15/2021	925,000	1,038,288
Fresenius Medical Care US Finance, Inc., 6.875%, 7/15/2017	835,000	895,537
Fresenius US Finance II, Inc.[7] , 9.00%, 7/15/2015	1,005,000	1,135,650

		4,467,765

Health Care Providers & Services - 0.34%
BioScrip, Inc., 10.25%, 10/1/2015	430,000	433,225
HCA, Inc., 8.00%, 10/1/2018	810,000	849,487
HCA, Inc., 6.50%, 2/15/2020	140,000	146,650
Health Management Associates, Inc., 6.125%, 4/15/2016	1,035,000	1,050,525
LifePoint Hospitals, Inc., 6.625%, 10/1/2020	555,000	578,587
STHI Holding Corp.[7] , 8.00%, 3/15/2018	635,000	647,700

		3,706,174

Pharmaceuticals - 0.13%
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	1,245,000	1,463,220

Total Health Care		9,637,159

The accompanying notes are an integral part of the financial statements.	101

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 2.10%
Aerospace & Defense - 0.16%
The Boeing Co., 6.00%, 3/15/2019	$980,000	$1,187,043
Ducommun, Inc.[7] , 9.75%, 7/15/2018	590,000	607,700

		1,794,743

Air Freight & Logistics - 0.18%
Aguila 3 S.A. (Luxembourg)[7] , 7.875%, 1/31/2018	1,025,000	1,004,500
FedEx Corp., 8.00%, 1/15/2019	785,000	1,019,378

		2,023,878

Airlines - 0.41%
Continental Airlines, Inc.[7] , 6.75%, 9/15/2015	785,000	786,962
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	306,318	309,381
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B7 , 6.375%, 1/2/2016	545,000	498,675
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	290,000	268,975
Southwest Airlines Co., 5.25%, 10/1/2014	945,000	1,011,540
Southwest Airlines Co., 5.75%, 12/15/2016	1,580,000	1,744,375

		4,619,908

Building Products - 0.14%
Building Materials Corp. of America[7] , 6.875%, 8/15/2018	340,000	353,600
Building Materials Corp. of America[7] , 7.50%, 3/15/2020	215,000	228,975
Owens Corning, 9.00%, 6/15/2019	830,000	981,752

		1,564,327

Commercial Services & Supplies - 0.24%
Clean Harbors, Inc., 7.625%, 8/15/2016	414,000	437,805
Garda World Security Corp. (Canada)[7] , 9.75%, 3/15/2017	785,000	796,775
Waste Management, Inc., 7.375%, 3/11/2019	1,110,000	1,390,429

		2,625,009

Industrial Conglomerates - 0.36%
GE Capital Trust I8 , 6.375%, 11/15/2067	895,000	883,258
General Electric Capital Corp., 5.625%, 5/1/2018	460,000	508,609
General Electric Capital Corp., 5.50%, 1/8/2020	1,390,000	1,550,077
Textron, Inc., 7.25%, 10/1/2019	940,000	1,042,724

		3,984,668

Machinery - 0.33%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	815,000	1,032,714
Dynacast International LLC - Dynacast Finance, Inc.[7] , 9.25%, 7/15/2019	875,000	805,000

102	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery (continued)
John Deere Capital Corp., 5.50%, 4/13/2017	$275,000	$322,245
John Deere Capital Corp., 5.75%, 9/10/2018	1,295,000	1,549,947

		3,709,906

Marine - 0.10%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island), 8.875%, 11/1/2017	1,205,000	1,153,787

Road & Rail - 0.18%
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	1,150,000	1,156,818
Union Pacific Corp., 5.65%, 5/1/2017	700,000	812,154

		1,968,972

Total Industrials		23,445,198

Information Technology - 0.52%
Communications Equipment - 0.10%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	540,000	475,200
EH Holding Corp.[7] , 6.50%, 6/15/2019	600,000	613,500

		1,088,700

Electronic Equipment, Instruments & Components - 0.16%
Corning, Inc., 6.625%, 5/15/2019	1,000,000	1,214,584
CPI International, Inc., 8.00%, 2/15/2018	575,000	508,875

		1,723,459

IT Services - 0.13%
The Western Union Co., 5.253%, 4/1/2020	1,350,000	1,447,334

Semiconductors & Semiconductor Equipment - 0.13%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	745,000	767,350
Advanced Micro Devices, Inc., 7.75%, 8/1/2020	240,000	243,600
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co., 10.50%, 4/15/2018	455,000	465,237

		1,476,187

Total Information Technology		5,735,680

Materials - 1.26%
Chemicals - 0.15%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	855,000	1,045,898
Rhodia S.A. (France)[7] , 6.875%, 9/15/2020	570,000	643,387

		1,689,285

Containers & Packaging - 0.18%
Longview Fibre Paper & Packaging, Inc.[7] , 8.00%, 6/1/2016	600,000	609,000

The accompanying notes are an integral part of the financial statements.	103

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Containers & Packaging (continued)
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[7] , 9.00%, 5/15/2018	$480,000	$464,400
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[7] , 7.125%, 4/15/2019	940,000	958,800

		2,032,200

Metals & Mining - 0.72%
Alcoa, Inc., 5.72%, 2/23/2019	1,562,000	1,566,008
Allegheny Technologies, Inc., 5.95%, 1/15/2021	915,000	992,091
ArcelorMittal (Luxembourg), 5.50%, 3/1/2021	1,970,000	1,903,641
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	830,000	1,014,012
Calcipar S.A. (Luxembourg)[7] , 6.875%, 5/1/2018	890,000	827,700
FMG Resources August 2006 Pty, Ltd. (Australia)[7] , 8.25%, 11/1/2019	270,000	272,700
FMG Resources August 2006 Pty. Ltd. (Australia)[7] , 6.875%, 2/1/2018	710,000	681,600
Mirabela Nickel Ltd. (Australia)[7] , 8.75%, 4/15/2018	885,000	787,650

		8,045,402

Paper & Forest Products - 0.21%
Georgia-Pacific LLC[7] , 8.25%, 5/1/2016	875,000	970,234
International Paper Co., 7.50%, 8/15/2021	1,060,000	1,288,201

		2,258,435

Total Materials		14,025,322

Telecommunication Services - 0.77%
Diversified Telecommunication Services - 0.42%
Inmarsat Finance plc (United Kingdom)[7] , 7.375%, 12/1/2017	1,215,000	1,300,050
Intelsat Jackson Holdings S.A. (Luxembourg)[7] , 7.25%, 4/1/2019	890,000	894,450
Verizon Communications, Inc., 3.00%, 4/1/2016	980,000	1,031,349
Wind Acquisition Finance S.A. (Luxembourg)[7] , 11.75%, 7/15/2017	455,000	450,450
Wind Acquisition Finance S.A. (Luxembourg)[7] , 7.25%, 2/15/2018	1,015,000	979,475

		4,655,774

Wireless Telecommunication Services - 0.35%
CC Holdings GS V LLC - Crown Castle GS III Corp.[7] , 7.75%, 5/1/2017	1,110,000	1,201,575
Crown Castle Towers LLC[7] , 6.113%, 1/15/2020	1,045,000	1,154,718
Crown Castle Towers LLC[7] , 4.883%, 8/15/2020	353,000	360,851
NII Capital Corp., 8.875%, 12/15/2019	590,000	619,500
SBA Tower Trust[7] , 5.101%, 4/15/2017	575,000	626,462

		3,963,106

Total Telecommunication Services		8,618,880

104	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.48%
Electric Utilities - 0.34%
Allegheny Energy Supply Co. LLC[7] , 5.75%, 10/15/2019	$1,660,000	$1,807,528
Exelon Generation Co. LLC, 5.35%, 1/15/2014	895,000	956,848
Southwestern Electric Power Co., 6.45%, 1/15/2019	880,000	1,027,138

		3,791,514

Gas Utilities - 0.07%
Ferrellgas LP - Ferrellgas Finance Corp., 6.50%, 5/1/2021	890,000	796,550

Independent Power Producers & Energy Traders - 0.06%
The AES Corp., 8.00%, 10/15/2017	605,000	663,987

Multi-Utilities - 0.01%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	135,000	146,846

Total Utilities		5,398,897

Total Non-Convertible Corporate Bonds (Identified Cost $196,593,528)		203,007,583

TOTAL CORPORATE BONDS (Identified Cost $198,146,622)		204,657,439

MUTUAL FUNDS - 0.35%
iShares Dow Jones US Real Estate Index Fund	18,090	1,035,472
iShares iBoxx High Yield Corporate Bond Fund	31,420	2,805,177

TOTAL MUTUAL FUNDS (Identified Cost $3,787,694)		3,840,649

U.S. TREASURY SECURITIES - 2.40%

U.S. Treasury Notes - 2.40%
U.S. Treasury Note, 2.50%, 4/30/2015	$12,000,000	12,809,064
U.S. Treasury Note, 2.625%, 4/30/2018	13,000,000	13,942,500

TOTAL U.S. TREASURY SECURITIES (Identified Cost $25,992,401)		26,751,564

ASSET-BACKED SECURITIES - 0.33%

FDIC Trust, Series 2011-R1, Class A7 , 2.672%, 7/25/2026	2,009,812	2,058,880
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2011-1A, Class A7 , 3.72%, 3/15/2023	380,000	383,040
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[7] , 5.29%, 3/25/2016	470,000	511,333

The accompanying notes are an integral part of the financial statements.	105

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES (continued)

Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[7] , 3.74%, 2/25/2017	$700,000	$722,325

TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,559,444)		3,675,578

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.22%
Americold LLC Trust, Series 2010-ARTA, Class A1[7] , 3.847%, 1/14/2029	296,397	309,817
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4[8] , 5.921%, 5/10/2045	3,155,000	3,525,482
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	850,000	936,737
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	2,020,000	2,222,022
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[8] , 5.903%, 9/11/2038	605,000	678,915
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	695,000	764,258
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[7] , 3.759%, 4/15/2044	420,000	428,771
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[8] , 5.922%, 3/15/2049	160,000	176,974
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[8] , 5.943%, 6/10/2046	270,000	298,044
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[7] , 3.156%, 7/10/2046	441,218	450,545
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[7] , 3.742%, 11/10/2046	340,205	354,153
FREMF Mortgage Trust, Series 2011-K701, Class B7,8 , 4.287%, 7/25/2048	550,000	510,185
FREMF Mortgage Trust, Series 2011-K702, Class B7,8 , 4.771%, 4/25/2044	675,000	671,174
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[8] , 6.073%, 7/10/2038	615,000	676,618
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[7] , 3.849%, 12/10/2043	734,826	764,986
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[8] , 5.455%, 1/12/2043	1,605,000	1,705,765
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[8] , 5.373%, 12/15/2044	325,000	363,042
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[8] , 6.072%, 4/15/2045	1,460,000	1,624,186
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[8] , 6.067%, 6/15/2038	775,000	866,166
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A7 , 3.913%, 6/25/2043	497,067	501,406
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[8] , 5.414%, 7/12/2046	175,000	190,847

106	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I, Series 2005-HQ7, Class A4[8] , 5.373%, 11/14/2042		$125,000	$138,639
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A8 , 5.23%, 9/15/2042		345,000	383,630
Morgan Stanley Capital I, Series 2011-C1, Class A2[7] , 3.884%, 9/15/2047		765,000	795,465
OBP Depositor LLC Trust, Series 2010-OBP, Class A7 , 4.646%, 7/15/2045		115,000	122,655
Vornado DP LLC, Series 2010-VNO, Class A2FX7 , 4.004%, 9/13/2028		350,000	355,244
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[8] , 5.379%, 10/15/2044		2,425,000	2,688,585
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[8] , 5.923%, 5/15/2043		215,000	235,350
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[8] , 6.011%, 6/15/2045		750,000	832,262
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[7] , 4.393%, 11/15/2043		600,000	617,314
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[7] , 3.791%, 2/15/2044		575,000	591,633

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $24,329,818)			24,780,870

FOREIGN GOVERNMENT BONDS - 0.17%

Hellenic Republic Government Bond (Greece), 6.00%, 7/19/2019	EUR	975,000	477,719
Republic of Italy (Italy), 2.125%, 10/5/2012		$1,440,000	1,414,047

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $2,681,365)			1,891,766

U.S. GOVERNMENT AGENCIES - 10.43%

Mortgage-Backed Securities - 5.36%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017		779	846
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		2,579,233	2,804,083
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		169,260	184,122
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		208,156	226,420
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		1,558,600	1,694,474
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		271,282	295,084
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		2,774,275	3,016,129
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		163,849	177,740
Fannie Mae, Pool #888021, 6.00%, 12/1/2036		615,708	677,086
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		1,394,397	1,514,881
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038		282,494	310,655
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039		986,101	1,071,306
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040		5,962,759	6,548,628
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038		9,693,284	10,647,466
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020		878,480	950,396
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022		272,835	296,347

The accompanying notes are an integral part of the financial statements.	107

Investment Portfolio - October 31, 2011

Pro-Blend® Extended Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	$184,053	$199,914
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	153,764	166,726
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	270,377	293,677
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	127,657	137,629
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	699,446	765,361
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	1,380,200	1,493,447
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	2,003,777	2,192,609
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	2,761,910	2,988,526
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	2,783,457	3,010,972
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	7,886,095	8,582,443
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	2,592,990	2,808,988
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	1,492,121	1,614,550
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	978,265	1,058,532
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	2,248,805	2,460,729
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	1,488,190	1,628,435

Total Mortgage-Backed Securities (Identified Cost $59,233,718)		59,818,201

Other Agencies - 5.07%
Fannie Mae, 6.25%, 5/15/2029	2,404,000	3,276,508
Fannie Mae, 7.25%, 5/15/2030	2,166,000	3,272,001
Fannie Mae, 6.625%, 11/15/2030	2,286,000	3,272,729
Federal Farm Credit Bank, 4.875%, 1/17/2017	25,000,000	29,346,475
Freddie Mac, 3.75%, 3/27/2019	9,500,000	10,676,309
Freddie Mac, 6.75%, 3/15/2031	2,254,000	3,270,103
Freddie Mac, 6.25%, 7/15/2032	2,404,000	3,364,328

Total Other Agencies (Identified Cost $56,485,261)		56,478,453

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $115,718,979)		116,296,654

SHORT-TERM INVESTMENTS - 2.39%
Dreyfus Cash Management, Inc. - Institutional Shares[10] , 0.05%, (Identified Cost $26,653,736)	26,653,736	26,653,736

TOTAL INVESTMENTS - 98.41% (Identified Cost $1,060,383,239)		1,097,138,648
OTHER ASSETS, LESS LIABILITIES - 1.59%		17,746,915

NET ASSETS - 100%		$1,114,885,563

108	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCTOBER 31, 201111 :

Settlement Date	Contracts to Deliver	In Exchange For	Contracts At Value	Unrealized Appreciation
11/25/2011	EUR490,000	$678,185	$677,845	$340

ADR - American Depository Receipt

EUR - Euro currency

NVDR - Non-Voting Depository Receipt

*	Non-income producing security
[1]	A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.
[2]	Traded on Canadian exchange.
[3]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[4]	Traded on Hong Kong exchange.
[5]	Latest quoted sales price is not available and the latest quoted bid price was used to value the security.
[6]	The rate shown is fixed as of October 31, 2011; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2013 to 2018.
[7]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid. These securities amount to $83,715,383, or 7.51%, of the Series’ net assets as of October 31, 2011.

[8]	The coupon rate is floating and is the effective rate as of October 31, 2011.
[9]	Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of October 31, 2011.
[10]	Rate shown is the current yield as of October 31, 2011.
[11]	The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

The accompanying notes are an integral part of the financial statements.	109

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2011

ASSETS:
Investments, at value (identified cost $1,060,383,239) (Note 2)	$1,097,138,648
Foreign currency (identified cost $833,507)	823,046
Receivable for securities sold	32,219,284
Interest receivable	4,066,293
Receivable for fund shares sold	3,359,661
Foreign tax reclaims receivable	387,835
Dividends receivable	368,809
Unrealized appreciation on foreign forward currency contracts (Note 2)	340

TOTAL ASSETS	1,138,363,916

LIABILITIES:

Accrued management fees (Note 3)	685,465
Accrued shareholder services fees (Class S) (Note 3)	147,618
Accrued distribution and services (Rule 12b-1) fees (Class C) (Class R) (Note 3)	58,066
Accrued fund accounting and administration fees (Note 3)	53,473
Accrued transfer agent fees (Note 3)	38,845
Accrued Chief Compliance Officer service fees (Note 3)	230
Payable for securities purchased	20,656,156
Payable for fund shares repurchased	1,669,416
Other payables and accrued expenses	169,084

TOTAL LIABILITIES	23,478,353

TOTAL NET ASSETS	$1,114,885,563

NET ASSETS CONSIST OF:

Capital stock	$843,517
Additional paid-in-capital	1,031,626,297
Undistributed net investment income	7,628,684
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	38,002,011
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	36,785,054

TOTAL NET ASSETS	$1,114,885,563

110	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2011

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($716,535,808/46,341,647 shares)	$15.46

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($321,632,495/30,977,680 shares)	$10.38

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($68,436,009/6,303,343 shares)	$10.86

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($8,281,251/729,042 shares)	$11.36

The accompanying notes are an integral part of the financial statements.	111

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2011

INVESTMENT INCOME:

Interest	$16,542,062
Dividends (net of foreign taxes withheld, $495,762)	11,708,923

Total Investment Income	28,250,985

EXPENSES:

Management fees (Note 3)	8,248,283
Shareholder services fees (Class S) (Note 3)	1,846,659
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	525,586
Fund accounting and administration fees (Note 3)	226,189
Transfer agent fees (Note 3)	170,875
Directors’ fees (Note 3)	27,949
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	10,953
Chief Compliance Officer service fees (Note 3)	2,606
Custodian fees	104,808
Miscellaneous	342,784

Total Expenses	11,506,692

NET INVESTMENT INCOME	16,744,293

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	48,256,935
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $73,275)	(100,860)
Forward foreign currency exchange contracts	5,205

48,161,280

Net change in unrealized appreciation (depreciation) on-
Investments	(33,361,277)
Foreign currency and translation of other assets and liabilities	8,893
Forward foreign currency exchange contracts	11,502

(33,340,882)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	14,820,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,564,691

112	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pro-Blend® Extended Term Series

	For the Year Ended 10/31/11	For the Year Ended 10/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$16,744,293	$12,282,524
Net realized gain on investments and foreign currency (net of Brazilian tax of $73,275 and $0, respectively)	48,161,280	44,621,104
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(33,340,882)	55,593,428

Net increase from operations	31,564,691	112,497,056

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(8,968,239)	(6,793,985)
From net investment income (Class I)	(6,522,174)	(2,848,491)
From net investment income (Class C)	(562,393)	(75,511)
From net investment income (Class R)	(10,782)	—

Total distributions to shareholders	(16,063,588)	(9,717,987)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	115,070,014	271,820,376

Net increase in net assets	130,571,117	374,599,445

NET ASSETS:

Beginning of year	984,314,446	609,715,001

End of year (including undistributed net investment income of $7,628,684 and $6,992,979, respectively)	$1,114,885,563	$984,314,446

The accompanying notes are an integral part of the financial statements.	113

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	For the Years Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.16	$13.32	$11.75	$17.82	$17.12

Income (loss) from investment operations:
Net investment income	0.23 [1]	0.22 [1]	0.17 [1]	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.26	1.78	1.60	(4.36)	1.88

Total from investment operations	0.49	2.00	1.77	(4.14)	2.10

Less distributions to shareholders:
From net investment income	(0.19)	(0.16)	(0.20)	(0.21)	(0.25)
From net realized gain on investments	—	—	—	(1.72)	(1.15)

Total distributions to shareholders	(0.19)	(0.16)	(0.20)	(1.93)	(1.40)

Net asset value - End of year	$15.46	$15.16	$13.32	$11.75	$17.82

Net assets - End of year (000’s omitted)	$716,536	$676,524	$511,700	$424,876	$596,991

Total return[2]	3.26%	15.17%	15.47%	(25.70%)	12.95%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.08%	1.07%	1.10%	1.10%	1.11%
Net investment income	1.49%	1.52%	1.48%	1.50%	1.37%
Series portfolio turnover	65%	62%	62%	76%	82%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[3]	0.01%	0.00%[3]	N/A

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

[3]	Less than 0.01%.

114	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	For the Years Ended 10/31/11			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.26	$9.08	$8.10	$10.00

Income (loss) from investment operations:
Net investment income	0.18 [2]	0.17 [2]	0.13 [2]	0.08
Net realized and unrealized gain (loss) on investments	0.17	1.22	1.10	(1.91)

Total from investment operations	0.35	1.39	1.23	(1.83)

Less distributions to shareholders:
From net investment income	(0.23)	(0.21)	(0.25)	(0.07)

Net asset value - End of period	$10.38	$10.26	$9.08	$8.10

Net assets - End of period (000’s omitted)	$321,632	$278,210	$98,015	$1,084

Total return[3]	3.43%	15.39%	15.82%	(18.46%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.83%	0.83%	0.85%	0.85%[4]
Net investment income	1.74%	1.76%	1.59%	1.62%[4]
Series portfolio turnover	65%	62%	62%	76%

*        The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[5]	0.00%[5]	0.02%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	115

Financial Highlights - Pro-Blend® Extended Term Series - Class C

	For the Year Ended 10/31/11	For the Period 1/4/10[1] to 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.74	$10.00

Income from investment operations:
Net investment income[2]	0.08	0.06
Net realized and unrealized gain on investments	0.19	0.73

Total from investment operations	0.27	0.79

Less distributions to shareholders:
From net investment income	(0.15)	(0.05)

Net asset value - End of period	$10.86	$10.74

Net assets - End of period (000’s omitted)	$68,436	$29,468

Total return[3]	2.49%	7.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.83%	1.83%[4]
Net investment income	0.71%	0.75%[4]
Series portfolio turnover	65%	62%

*        The investment advisor did not impose all or a portion of its other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[4,5]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

116	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	For the Year Ended 10/31/11	For the Period 6/30/10[1] to 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.22	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.02
Net realized and unrealized gain on investments	0.23	1.20

Total from investment operations	0.34	1.22

Less distributions to shareholders:
From net investment income	(0.20)	—

Net asset value - End of period	$11.36	$11.22

Net assets - End of period (000’s omitted)	$8,281	$112

Total return[3]	3.04%	12.20%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.33%	1.33%[4]
Net investment income	0.97%	0.43%[4]
Series portfolio turnover	65%	62%

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

[4]	Annualized.

The accompanying notes are an integral part of the financial statements.	117

Performance Update - Pro-Blend® Maximum Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2011
	One Year[1]	Five Year	Ten Year	Since Inception[2]
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S3	0.94%	0.88%	5.93%	8.56%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I3,4	1.14%	1.11%	6.23%	8.90%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class C3,4	0.15%	0.12%	5.18%	7.82%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R3,4	0.63%	0.64%	5.72%	8.37%
Russell 3000® Index[5,7]	7.90%	0.55%	4.37%	6.98%
20%/65%/15% Blended Index[6,7]	5.13%	1.56%	5.44%	6.82%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2011 to the Russell 3000® Index and a 20%/65%/15% Blended Index.

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

[2]	Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.
[3]

The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2011, this net expense ratio was 1.09% for Class S, 0.84% for Class I, 1.84% for Class C and 1.34% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S, 0.84% for Class I, 1.84% for Class C and 1.34% for Class R for the year ended October 31, 2011.

[4]

For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

[5]

The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

[6]

The 20%/65%/15% Blended Index is 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

[7]	Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index’s portfolios.

118

Shareholder Expense Example - Pro-Blend® Maximum Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2011).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/11-10/31/11*	Annualized Expense ratio
Class S
Actual	$1,000.00	$883.70	$5.22	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$884.60	$4.04	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000.00	$880.10	$8.77	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class R
Actual	$1,000.00	$882.10	$6.36	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%

119

Shareholder Expense Example - Pro-Blend® Maximum Term Series (unaudited)

*

Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

120

Portfolio Composition - Pro-Blend® Maximum Term Series (unaudited)

As of October 31, 2011

Sector Allocation3

Information Technology	17.73%
Consumer Discretionary	15.68%
Financials	14.49%
Health Care	13.02%
Industrials	10.41%
Consumer Staples	9.40%
Energy	5.20%
Materials	4.30%
Telecommunication Services	1.73%
Utilities	0.16%

[3]	Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings4

Google, Inc. - Class A	2.84%
Monsanto Co.	2.43%
The Walt Disney Co.	2.15%
EMC Corp.	2.00%
United Parcel Service, Inc. - Class B	2.00%
The Charles Schwab Corp.	2.00%
Cisco Systems, Inc.	1.96%
Time Warner, Inc.	1.89%
Hess Corp.	1.63%
Qualcomm, Inc.	1.61%

[4]	As a percentage of total investments.

121

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS - 88.14%

Consumer Discretionary - 15.37%
Auto Components - 0.08%
Hankook Tire Co. Ltd. (South Korea)[1]	15,270	$609,489

Automobiles - 0.65%
Suzuki Motor Corp. (Japan)[1]	10,200	216,333
Tesla Motors, Inc.*	9,390	275,784
Toyota Motor Corp. (Japan)[1]	5,500	182,604
Toyota Motor Corp. - ADR (Japan)	56,940	3,798,467
Yamaha Motor Co. Ltd. (Japan)[1]	26,000	372,424

		4,845,612

Distributors - 0.02%
Inchcape plc (United Kingdom)[1]	27,250	142,285

Diversified Consumer Services - 0.03%
Anhanguera Educacional Participacoes S.A. (Brazil)	5,220	77,562
Grand Canyon Education, Inc.*	9,710	158,370

		235,932

Hotels, Restaurants & Leisure - 1.47%
Accor S.A. (France)[1]	15,620	510,524
Carnival Corp.	184,940	6,511,737
Ctrip.com International Ltd. - ADR (China)*	103,460	3,606,616
Hyatt Hotels Corp. - Class A*	1,950	72,521
Intercontinental Hotels Group plc (United Kingdom)[1]	4,620	85,267
Thomas Cook Group plc (United Kingdom)[1]	74,470	61,793
TUI Travel plc (United Kingdom)[1]	44,130	120,758

		10,969,216

Household Durables - 0.13%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	66,310	91,502
DR Horton, Inc.	7,590	84,477
Lennar Corp. - Class A	11,080	183,263
LG Electronics, Inc. (South Korea)[1]	2,780	184,042
NVR, Inc.*	130	83,557
Rodobens Negocios Imobiliarios S.A. (Brazil)	43,750	277,507
Toll Brothers, Inc.*	4,230	73,771

		978,119

Internet & Catalog Retail - 1.52%
Amazon.com, Inc.*	52,020	11,106,790
Blue Nile, Inc.*	2,020	91,163
Ocado Group plc (United Kingdom)*[1]	64,710	96,973

		11,294,926

Media - 10.19%
AMC Networks, Inc. - Class A*	160,150	5,224,093

122	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
Discovery Communications, Inc. - Class A*	195,250	$8,485,565
Grupo Televisa S.A. - ADR (Mexico)	17,470	372,635
Imax Corp. (Canada)*	161,930	3,113,914
Liberty Global, Inc. - Class A*	142,420	5,722,436
Mediaset Espana Comunicacion S.A. (Spain)[1]	97,570	645,700
News Corp. - Class A	474,210	8,308,159
Reed Elsevier plc - ADR (United Kingdom)	5,125	175,224
Societe Television Francaise 1 (France)[1]	39,080	524,723
Time Warner, Inc.	394,960	13,819,650
Virgin Media, Inc. - ADR (United Kingdom)	354,650	8,646,367
The Walt Disney Co.	449,950	15,694,256
The Washington Post Co. - Class B	12,980	4,415,277
Wolters Kluwer N.V. (Netherlands)[1]	9,750	172,038
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	155,650	484,634

		75,804,671

Multiline Retail - 0.08%
Marks & Spencer Group plc (United Kingdom)[1]	48,350	249,274
PPR (France)[1]	1,965	304,920

		554,194

Specialty Retail - 1.16%
Chico’s FAS, Inc.	15,650	193,434
Dick’s Sporting Goods, Inc.*	189,430	7,404,819
The Finish Line, Inc. - Class A	12,710	255,471
Group 1 Automotive, Inc.	3,230	147,159
Inditex S.A. (Spain)[1]	2,300	208,793
KOMERI Co. Ltd. (Japan)[1]	5,400	170,132
Penske Automotive Group, Inc.	6,550	133,555
Sonic Automotive, Inc. - Class A	9,350	137,165

		8,650,528

Textiles, Apparel & Luxury Goods - 0.04%
Adidas AG (Germany)[1]	4,050	285,228

Total Consumer Discretionary		114,370,200

Consumer Staples - 9.18%
Beverages - 2.19%
Anheuser-Busch InBev N.V. (Belgium)[1]	167,520	9,290,014
Boston Beer Co., Inc. - Class A*	2,190	193,771
C&C Group plc (Ireland)[1]	44,110	177,649
Central European Distribution Corp.*	11,700	63,180
The Coca-Cola Co.	81,790	5,587,893

The accompanying notes are an integral part of the financial statements.	123

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
Diageo plc (United Kingdom)[1]	24,560	$508,288
Heineken N.V. (Netherlands)[1]	5,460	265,256
Kirin Holdings Co. Ltd. (Japan)[1]	18,000	220,221

		16,306,272

Food & Staples Retailing - 1.53%
Carrefour S.A. (France)[1]	24,970	660,656
Casino Guichard-Perrachon S.A. (France)[1]	2,880	269,676
Distribuidora Internacional de Alimentacion S.A. (Spain)*[1]	62,700	286,735
Koninklijke Ahold N.V. (Netherlands)[1]	163,230	2,085,486
The Kroger Co.	291,760	6,762,997
SUPERVALU, Inc.	27,000	216,540
Tesco plc (United Kingdom)[1]	171,040	1,102,765

		11,384,855

Food Products - 4.54%
Barry Callebaut AG (Switzerland)[1]	390	369,763
Danone S.A. (France)[1]	127,510	8,839,362
Flowers Foods, Inc.	8,820	178,076
Kraft Foods, Inc. - Class A	278,840	9,809,591
Nestle S.A. (Switzerland)[1]	52,080	3,012,187
Suedzucker AG (Germany)[1]	6,820	199,213
Unilever plc - ADR (United Kingdom)	337,274	11,349,270

		33,757,462

Household Products - 0.10%
Reckitt Benckiser Group plc (United Kingdom)[1]	14,820	760,705

Personal Products - 0.82%
Beiersdorf AG (Germany)[1]	101,220	5,835,311
Kao Corp. (Japan)[1]	3,900	102,314
Natura Cosmeticos S.A. (Brazil)	9,270	180,881

		6,118,506

Total Consumer Staples		68,327,800

Energy - 5.09%
Energy Equipment & Services - 3.27%
Baker Hughes, Inc.	134,667	7,809,339
Calfrac Well Services Ltd. (Canada)	11,300	350,309
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	14,770	322,716
ION Geophysical Corp.*	22,000	167,640
Key Energy Services, Inc.*	5,830	75,382
Petroleum Geo-Services ASA (Norway)[1]	20,000	217,296
Schlumberger Ltd.	112,250	8,247,008

124	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Trican Well Service Ltd. (Canada)	44,200	$781,787
Weatherford International Ltd. - ADR (Switzerland)*	410,376	6,360,828

		24,332,305

Oil, Gas & Consumable Fuels - 1.82%
Hess Corp.	189,960	11,883,898
Paladin Energy Ltd. (Australia)*[2]	84,080	131,592
Repsol YPF S.A. (Spain)[1]	5,700	171,568
Royal Dutch Shell plc - Class B (Netherlands)[1]	7,474	268,153
Royal Dutch Shell plc - Class B - ADR (Netherlands)	7,420	532,756
Talisman Energy, Inc. (Canada)	23,710	336,353
Total S.A. (France)[1]	4,820	251,494

		13,575,814

Total Energy		37,908,119

Financials - 12.15%
Capital Markets - 3.98%
The Bank of New York Mellon Corp.[3]	356,660	7,589,725
The Charles Schwab Corp.	1,186,330	14,568,132
Daiwa Securities Group, Inc. (Japan)[1]	4,000	13,996
Evercore Partners, Inc. - Class A	5,420	148,725
GAM Holding AG (Switzerland)[1]	33,170	396,560
Greenhill & Co., Inc.	1,880	71,026
Lazard Ltd. - Class A (Bermuda)	4,250	116,195
Nomura Holdings, Inc. (Japan)[1]	7,000	26,671
State Street Corp.	166,530	6,726,147

		29,657,177

Commercial Banks - 1.55%
Banco Bilbao Vizcaya Argentaria S.A. - ADR (Spain)	28,160	254,566
Banco Santander S.A. (Spain)[1]	783,650	6,632,705
Banco Santander S.A. - ADR (Spain)	40,370	345,567
BNP Paribas S.A. (France)[1]	7,230	322,855
CIT Group, Inc.*	8,550	297,967
Credit Agricole S.A. (France)[1]	37,200	287,941
First Commonwealth Financial Corp.	121,280	559,101
Hong Leong Financial Group Berhad (Malaysia)[1]	69,020	267,145
HSBC Holdings plc (United Kingdom)[1]	32,180	280,780
HSBC Holdings plc - ADR (United Kingdom)	12,295	536,800
ICICI Bank Ltd. - ADR (India)	7,880	292,821
Societe Generale S.A. (France)[1]	6,150	176,085
Standard Chartered plc (United Kingdom)[1]	11,010	256,911
U.S. Bancorp	20,630	527,922

The accompanying notes are an integral part of the financial statements.	125

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
Wells Fargo & Co.	18,770	$486,331

		11,525,497

Consumer Finance - 1.68%
American Express Co.	125,580	6,356,860
Discover Financial Services	262,370	6,181,437

		12,538,297

Diversified Financial Services - 2.87%
Bank of America Corp.	25,620	174,985
CME Group, Inc.	27,720	7,638,523
Deutsche Boerse AG (Germany)*[1]	119,720	6,598,223
ING Groep N.V. (Netherlands)*[1]	5,355	46,165
JPMorgan Chase & Co.	18,951	658,737
JSE Ltd. (South Africa)[1]	67,440	595,400
Moody’s Corp.	158,830	5,636,877

		21,348,910

Insurance - 0.55%
Allianz SE (Germany)[1]	7,740	861,169
The Allstate Corp.	19,070	502,304
AXA S.A. (France)[1]	4,615	74,227
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	38,700	375,989
Mapfre S.A. (Spain)[1]	296,900	1,084,860
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,663	490,547
Zurich Financial Services AG (Switzerland)[1]	2,910	670,591

		4,059,687

Real Estate Investment Trusts (REITS) - 1.47%
Alexandria Real Estate Equities, Inc.	3,800	251,142
Alstria Office REIT AG (Germany)[1]	41,540	532,653
American Assets Trust, Inc.	3,990	80,877
American Campus Communities, Inc.	10,740	418,108
Apartment Investment & Management Co. - Class A	14,700	362,649
Associated Estates Realty Corp.	5,310	90,164
AvalonBay Communities, Inc.	1,710	228,610
BioMed Realty Trust, Inc.	34,100	617,551
Boston Properties, Inc.	4,870	482,081
Camden Property Trust	3,500	212,240
CBL & Associates Properties, Inc.	6,030	92,741
Cedar Shopping Centers, Inc.	18,000	66,060
Cogdell Spencer, Inc.	31,100	125,644
Coresite Realty Corp.	6,400	106,560
Corporate Office Properties Trust	20,750	503,187

126	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
CubeSmart	8,550	$83,875
DiamondRock Hospitality Co.	19,220	173,941
Digital Realty Trust, Inc.	8,140	507,366
DuPont Fabros Technology, Inc.	27,810	578,170
Education Realty Trust, Inc.	18,150	167,887
Equity Lifestyle Properties, Inc.	3,820	252,617
Equity One, Inc.	4,950	84,892
Equity Residential	3,720	218,290
General Growth Properties, Inc.	11,050	162,435
HCP, Inc.	7,450	296,883
Health Care REIT, Inc.	5,330	280,838
Healthcare Realty Trust, Inc.	2,240	42,314
Home Properties, Inc.	7,540	444,106
Host Hotels & Resorts, Inc.	19,393	276,738
Kilroy Realty Corp.	2,260	82,919
Kimco Realty Corp.	5,120	89,446
LTC Properties, Inc.	3,200	90,752
The Macerich Co.	1,600	79,616
Mack-Cali Realty Corp.	2,940	82,496
Morguard Real Estate Investment Trust (Canada)	5,880	89,431
National Retail Properties, Inc.	6,590	179,577
Pebblebrook Hotel Trust	26,950	512,859
ProLogis, Inc.	2,960	88,090
Public Storage	2,670	344,563
Realty Income Corp.	5,130	171,393
Simon Property Group, Inc.	3,890	499,632
Sovran Self Storage, Inc.	6,630	293,046
Tanger Factory Outlet Centers	3,680	103,629
Taubman Centers, Inc.	1,360	83,273
UDR, Inc.	17,710	441,510

		10,972,851

Real Estate Management & Development - 0.02%
Forest City Enterprises, Inc. - Class A*	6,820	93,298
Thomas Properties Group, Inc.*	11,440	28,943

		122,241

Thrifts & Mortgage Finance - 0.03%
Aareal Bank AG (Germany)*[1]	9,707	194,514

Total Financials		90,419,174

The accompanying notes are an integral part of the financial statements.	127

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care - 12.76%
Biotechnology - 1.10%
BioMarin Pharmaceutical, Inc.*	166,230	$5,670,105
Dendreon Corp.*	51,400	562,316
Exact Sciences Corp.*	75,970	603,961
Myriad Genetics, Inc.*	64,460	1,371,709

		8,208,091

Health Care Equipment & Supplies - 6.40%
Abaxis, Inc.*	32,970	925,138
Alere, Inc.*	435,379	11,345,977
Becton, Dickinson and Co.	90,265	7,061,431
BioMerieux (France)[1]	8,070	700,234
Boston Scientific Corp.*	1,740,490	10,251,486
DexCom, Inc.*	52,704	515,972
Endologix, Inc.*	86,290	939,698
Gen-Probe, Inc.*	123,850	7,443,385
Getinge AB - Class B (Sweden)[1]	7,900	204,935
HeartWare International, Inc.*	12,890	875,618
Insulet Corp.*	71,260	1,162,963
Mindray Medical International Ltd. - ADR (China)	11,550	315,315
Quidel Corp.*	74,730	1,334,678
Sirona Dental Systems, Inc.*	15,580	746,282
Straumann Holding AG (Switzerland)[1]	1,250	220,033
Thoratec Corp.*	17,700	646,227
Volcano Corp.*	118,220	2,947,225

		47,636,597

Health Care Providers & Services - 0.45%
Amil Participacoes S.A. (Brazil)	39,510	399,967
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	124,000	159,537
China Cord Blood Corp. - ADR (Hong Kong)*	98,000	245,000
Odontoprev S.A. (Brazil)	46,320	728,990
Sonic Healthcare Ltd. (Australia)[1]	157,370	1,818,461

		3,351,955

Health Care Technology - 1.93%
Allscripts Healthcare Solutions, Inc.*	161,980	3,101,917
Cerner Corp.*	172,186	10,921,758
Computer Programs & Systems, Inc.	6,000	306,420

		14,330,095

Life Sciences Tools & Services - 2.06%
Lonza Group AG (Switzerland)[1]	51,230	3,407,733
Luminex Corp.*	26,250	576,450
QIAGEN N.V. (Netherlands)*[1]	12,980	180,536

128	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services (continued)
QIAGEN N.V. - ADR (Netherlands)*	447,270	$6,163,381
Sequenom, Inc.*	102,350	508,679
Waters Corp.*	46,960	3,762,435
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	60,970	757,857

		15,357,071

Pharmaceuticals - 0.82%
Allergan, Inc.	7,150	601,458
AstraZeneca plc (United Kingdom)[1]	2,175	104,420
AstraZeneca plc - ADR (United Kingdom)	12,710	608,936
Bayer AG (Germany)[1]	11,706	745,813
GlaxoSmithKline plc (United Kingdom)[1]	14,755	331,137
Green Cross Corp. (South Korea)[1]	6,340	980,267
Novo Nordisk A/S - Class B (Denmark)[1]	2,470	262,231
Optimer Pharmaceuticals, Inc.*	43,940	627,024
Sanofi (France)[1]	1,987	142,148
Shire plc (Ireland)[1]	16,590	520,686
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	2,700	121,720
UCB S.A. (Belgium)[1]	24,700	1,085,185

		6,131,025

Total Health Care		95,014,834

Industrials - 10.14%
Aerospace & Defense - 0.03%
European Aeronautic Defence and Space Co. N.V. (Netherlands)[1]	6,890	203,112

Air Freight & Logistics - 2.69%
FedEx Corp.	61,490	5,031,727
PostNL N.V. (Netherlands)[1]	26,680	135,091
TNT Express N.V. (Netherlands)[1]	26,680	226,368
United Parcel Service, Inc. - Class B	207,813	14,596,785

		19,989,971

Airlines - 2.53%
Copa Holdings S.A. - Class A (Panama)	4,600	317,722
Deutsche Lufthansa AG (Germany)[1]	17,640	239,667
Ryanair Holdings plc - ADR (Ireland)*	278,770	8,020,213
Southwest Airlines Co.	1,169,357	9,998,002
US Airways Group, Inc.*	37,210	214,702

		18,790,306

Commercial Services & Supplies - 0.21%
Edenred (France)[1]	21,890	617,452
Interface, Inc. - Class A	5,060	65,982

The accompanying notes are an integral part of the financial statements.	129

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies (continued)
Ritchie Bros. Auctioneers, Inc. (Canada)	10,170	$202,790
Tomra Systems ASA (Norway)[1]	87,870	644,309

		1,530,533

Construction & Engineering - 0.53%
MYR Group, Inc.*	5,380	103,780
Quanta Services, Inc.*	184,640	3,857,130

		3,960,910

Electrical Equipment - 0.23%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	31,900	600,039
Acuity Brands, Inc.	2,030	93,989
Alstom S.A. (France)[1]	10,550	392,861
Nexans S.A. (France)[1]	2,050	128,950
Polypore International, Inc.*	3,500	183,575
Prysmian S.p.A. (Italy)[1]	6,400	96,750
Schneider Electric S.A. (France)[1]	4,200	246,623

		1,742,787

Industrial Conglomerates - 0.14%
Siemens AG (Germany)[1]	10,250	1,074,414

Machinery - 1.77%
AGCO Corp.*	5,210	228,354
Astec Industries, Inc.*	2,380	79,135
FANUC Corp. (Japan)[1]	3,100	501,240
Flowserve Corp.	66,880	6,199,107
Graham Corp.	4,030	92,851
Pall Corp.	97,720	5,000,332
Pentair, Inc.	5,510	198,085
Titan International, Inc.	10,040	225,900
Wabash National Corp.*	30,000	207,000
Westport Innovations, Inc. (Canada)*	15,220	460,405

		13,192,409

Marine - 0.05%
Baltic Trading Ltd.	11,570	64,329
D/S Norden (Denmark)[1]	8,020	233,902
Pacific Basin Shipping Ltd. (Bermuda)[1,4]	60,000	27,358
Sinotrans Shipping Ltd. (Hong Kong)[1]	309,000	77,125

		402,714

Professional Services - 0.24%
The Advisory Board Co.*	15,860	971,425

130	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Professional Services (continued)
Qualicorp S.A. (Brazil)*	90,480	$826,881

		1,798,306

Road & Rail - 1.62%
All America Latina Logistica S.A. (Brazil)	155,210	776,570
Heartland Express, Inc.	15,300	205,173
Knight Transportation, Inc.	13,390	203,528
Norfolk Southern Corp.	140,860	10,422,231
RailAmerica, Inc.*	34,000	464,780

		12,072,282

Transportation Infrastructure - 0.10%
Groupe Eurotunnel S.A. (France)[1]	39,430	355,183
Malaysia Airports Holdings Berhad (Malaysia)[1]	183,830	377,537

		732,720

Total Industrials		75,490,464

Information Technology - 17.38%
Communications Equipment - 3.74%
Alcatel-Lucent - ADR (France)*	241,060	660,504
Cisco Systems, Inc.	770,210	14,271,991
Infinera Corp.*	150,340	1,098,985
Qualcomm, Inc.	228,280	11,779,248

		27,810,728

Computers & Peripherals - 2.14%
Apple, Inc.*	1,670	675,983
EMC Corp.*	596,440	14,618,744
Immersion Corp.*	87,850	603,529

		15,898,256

Electronic Equipment, Instruments & Components - 2.45%
Amphenol Corp. - Class A	153,680	7,298,263
Corning, Inc.	699,800	10,000,142
Hitachi Ltd. (Japan)[1]	97,400	521,897
Keyence Corp. (Japan)[1]	1,042	264,888
Maxwell Technologies, Inc.*	8,410	167,948

		18,253,138

Internet Software & Services - 3.20%
The Active Network, Inc.*	25,000	336,000
comScore, Inc.*	36,100	762,071
Google, Inc. - Class A*	34,969	20,724,028
LogMeIn, Inc.*	20,000	813,400

The accompanying notes are an integral part of the financial statements.	131

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services (continued)
Tencent Holdings Ltd. (China)[1]	21,600	$499,556
Velti plc - ADR (Ireland)*	85,210	717,468

		23,852,523

IT Services - 3.40%
Amadeus IT Holding S.A. - Class A (Spain)[1]	196,980	3,712,383
Amdocs Ltd. - ADR (Guernsey)*	158,690	4,763,874
Cap Gemini S.A. (France)[1]	27,720	1,060,716
Cielo S.A. (Brazil)	30,876	824,211
Euronet Worldwide, Inc.*	40,000	774,800
Indra Sistemas S.A. (Spain)[1]	32,620	546,590
MasterCard, Inc. - Class A	18,810	6,531,584
Redecard S.A. (Brazil)	44,990	747,890
Visa, Inc. - Class A	68,050	6,346,343

		25,308,391

Semiconductors & Semiconductor Equipment - 0.18%
Sumco Corp. (Japan)[1]	55,600	562,233
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	23,653	298,501
Tokyo Electron Ltd. (Japan)[1]	9,300	494,607

		1,355,341

Software - 2.27%
Autodesk, Inc.*	299,610	10,366,506
CommVault Systems, Inc.*	2,810	119,650
Misys plc (United Kingdom)[1]	40,267	188,571
RealPage, Inc.*	24,910	656,379
SAP AG (Germany)[1]	6,540	395,460
SolarWinds, Inc.*	28,700	828,282
SuccessFactors, Inc.*	133,240	3,557,508
Taleo Corp. - Class A*	23,500	761,400

		16,873,756

Total Information Technology		129,352,133

Materials - 4.21%
Chemicals - 3.37%
Arkema S.A. (France)[1]	40	2,718
BASF SE (Germany)[1]	10,110	737,988
Calgon Carbon Corp.*	22,488	358,684
Flotek Industries, Inc.*	21,180	157,579
Johnson Matthey plc (United Kingdom)[1]	19,780	594,961
Linde AG (Germany)[1]	3,230	511,689
Monsanto Co.	243,470	17,712,443

132	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
The Scotts Miracle-Gro Co. - Class A	4,070	$197,436
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	2,600	133,522
Syngenta AG (Switzerland)[1]	15,350	4,677,468

		25,084,488

Construction Materials - 0.11%
CRH plc (Ireland)[1]	17,360	314,088
Eagle Materials, Inc.	14,990	308,494
Holcim Ltd. (Switzerland)[1]	2,710	171,614

		794,196

Containers & Packaging - 0.72%
Owens-Illinois, Inc.*	269,060	5,402,725

Metals & Mining - 0.01%
United States Steel Corp.	3,260	82,674

Total Materials		31,364,083

Telecommunication Services - 1.70%
Diversified Telecommunication Services - 1.59%
France Telecom S.A. (France)[1]	13,330	239,658
Swisscom AG - ADR (Switzerland)[5]	9,116	367,010
Telefonica S.A. - ADR (Spain)	39,010	833,644
Telenor ASA (Norway)[1]	553,990	9,868,077
Telenor ASA - ADR (Norway)[5]	9,830	523,349

		11,831,738

Wireless Telecommunication Services - 0.11%
SK Telecom Co. Ltd. - ADR (South Korea)	53,960	798,068

Total Telecommunication Services		12,629,806

Utilities - 0.16%
Electric Utilities - 0.05%
E.ON AG (Germany)[1]	13,630	328,687

Independent Power Producers & Energy Traders - 0.02%
GenOn Energy, Inc.*	56,361	171,901

Multi-Utilities - 0.05%
GDF Suez (France)[1]	4,464	125,763
National Grid plc (United Kingdom)[1]	24,670	245,270

		371,033

The accompanying notes are an integral part of the financial statements.	133

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Water Utilities - 0.04%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	15,510	$289,991

Total Utilities		1,161,612

TOTAL COMMON STOCKS (Identified Cost $636,558,144)		656,038,225

PREFERRED STOCKS - 0.03%

Consumer Staples - 0.03%
Household Products - 0.03%
Henkel AG & Co. KGaA (Germany)[1] (Identified Cost $134,525)	3,790	225,297

CORPORATE BONDS - 2.11%

Non-Convertible Corporate Bonds - 2.11%
Financials - 2.05%
Capital Markets - 0.11%
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	$410,000	415,762
Morgan Stanley, 5.50%, 1/26/2020	405,000	399,046

		814,808

Commercial Banks - 1.73%
Bank of Nova Scotia (Canada)[6] , 1.45%, 7/26/2013	970,000	978,070
Bank of Nova Scotia (Canada)[6] , 1.65%, 10/29/2015	2,425,000	2,425,466
Barclays Bank plc (United Kingdom)[6] , 2.50%, 9/21/2015	2,425,000	2,417,987
BNP Paribas Home Loan Covered Bonds S.A. (France)[6] , 2.20%, 11/2/2015	2,425,000	2,332,765
Royal Bank of Canada (Canada)[6] , 3.125%, 4/14/2015	2,135,000	2,239,890
The Toronto-Dominion Bank (Canada)[6] , 2.20%, 7/29/2015	2,425,000	2,484,265

		12,878,443

Consumer Finance - 0.05%
American Express Co., 8.125%, 5/20/2019	315,000	405,450

Diversified Financial Services - 0.16%
Bank of America Corp., 7.625%, 6/1/2019	340,000	369,455
Citigroup, Inc., 8.50%, 5/22/2019	330,000	408,348
JPMorgan Chase & Co., 4.95%, 3/25/2020	385,000	403,706

		1,181,509

Total Financials		15,280,210

134	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2011

Pro-Blend® Maximum Term Series	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 0.06%
Industrial Conglomerates - 0.06%
General Electric Capital Corp., 5.50%, 1/8/2020	$375,000	$418,186

TOTAL CORPORATE BONDS (Identified Cost $15,456,319)		15,698,396

U.S. TREASURY SECURITIES - 1.88%

U.S. Treasury Notes - 1.88%
U.S. Treasury Note, 1.00%, 8/31/2016 (Identified Cost $14,094,173)	14,000,000	14,026,320

U.S. GOVERNMENT AGENCIES - 2.67%

Other Agencies - 2.67%
Fannie Mae, 6.25%, 5/15/2029	1,608,000	2,191,608
Fannie Mae, 7.25%, 5/15/2030	1,448,000	2,187,376
Fannie Mae, 6.625%, 11/15/2030	1,528,000	2,187,546
Freddie Mac, 5.25%, 4/18/2016	7,556,000	8,900,583
Freddie Mac, 6.75%, 3/15/2031	1,508,000	2,187,806
Freddie Mac, 6.25%, 7/15/2032	1,608,000	2,250,349

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $19,520,509)		19,905,268

SHORT-TERM INVESTMENTS - 3.18%

Dreyfus Cash Management, Inc. - Institutional Shares[7] , 0.05%, (Identified Cost $23,628,955)	23,628,955	23,628,955

TOTAL INVESTMENTS - 98.01% (Identified Cost $709,392,625)		729,522,461
OTHER ASSETS, LESS LIABILITIES - 1.99%		14,808,741

NET ASSETS - 100%		$744,331,202

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security
[1]	A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.
[2]	Traded on Canadian exchange.
[3]	The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.
[4]	Traded on Hong Kong exchange.
[5]	Latest quoted sales price is not available and the latest quoted bid price was used to value the security.
[6]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid. These securities amount to $12,878,443, or 1.73%, of the Series’ net assets as of October 31, 2011.

[7]	Rate shown is the current yield as of October 31, 2011.

The accompanying notes are an integral part of the financial statements.	135

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2011

ASSETS:
Investments, at value (identified cost $709,392,625) (Note 2)	$729,522,461
Receivable for securities sold	20,224,327
Receivable for fund shares sold	630,185
Foreign tax reclaims receivable	591,291
Dividends receivable	344,551
Interest receivable	327,122

TOTAL ASSETS	751,639,937

LIABILITIES:

Accrued management fees (Note 3)	455,900
Accrued shareholder services fees (Class S) (Note 3)	104,659
Accrued transfer agent fees (Note 3)	47,316
Accrued fund accounting and administration fees (Note 3)	33,001
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	15,648
Accrued Chief Compliance Officer service fees (Note 3)	230
Accrued directors’ fees (Note 3)	98
Payable for securities purchased	5,292,339
Payable for fund shares repurchased	1,250,201
Other payables and accrued expenses	109,343

TOTAL LIABILITIES	7,308,735

TOTAL NET ASSETS	$744,331,202

NET ASSETS CONSIST OF:

Capital stock	$555,318
Additional paid-in-capital	739,788,224
Undistributed net investment income	1,936,234
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(18,156,033)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	20,207,459

TOTAL NET ASSETS	$744,331,202

136	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2011

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($512,214,520/32,715,508 shares)	$15.66

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($210,597,072/20,802,310 shares)	$10.12

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($18,102,074/1,720,043 shares)	$10.52

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($3,417,536/293,980 shares)	$11.63

The accompanying notes are an integral part of the financial statements.	137

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $632,841)	$11,266,403
Interest	1,999,481

Total Investment Income	13,265,884

EXPENSES:

Management fees (Note 3)	5,927,951
Shareholder services fees (Class S) (Note 3)	1,415,641
Transfer agent fees (Note 3)	209,136
Fund accounting and administration fees (Note 3)	151,273
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	142,956
Directors’ fees (Note 3)	18,962
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	3,377
Chief Compliance Officer service fees (Note 3)	2,606
Custodian fees	87,993
Miscellaneous	255,346

Total Expenses	8,215,241

NET INVESTMENT INCOME	5,050,643

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	36,680,234
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $61,928)	(57,650)

36,622,584

Net change in unrealized appreciation (depreciation) on-
Investments	(37,057,817)
Foreign currency and translation of other assets and liabilities	35,662

(37,022,155)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(399,571)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,651,072

138	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pro-Blend® Maximum Term Series

	For the Year Ended 10/31/11	For the Year Ended 10/31/10

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,050,643	$3,688,189
Net realized gain on investments and foreign currency (net of Brazilian tax of $61,928 and $0, respectively)	36,622,584	41,517,221
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(37,022,155)	49,731,509

Net increase from operations	4,651,072	94,936,919

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,786,497)	(1,623,955)
From net investment income (Class I)	(2,324,919)	(967,601)
From net investment income (Class C)	(42,076)	(9,558)
From net investment income (Class R)	(2,032)	—

Total distributions to shareholders	(5,155,524)	(2,601,114)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	7,297,306	149,161,357

Net increase in net assets	6,792,854	241,497,162

NET ASSETS:

Beginning of year	737,538,348	496,041,186

End of year (including undistributed net investment income of $1,936,234 and $2,043,791, respectively)	$744,331,202	$737,538,348

The accompanying notes are an integral part of the financial statements.	139

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	For the Years Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.59	$13.35	$11.50	$19.57	$18.35

Income (loss) from investment operations:
Net investment income	0.10 [1]	0.08 [1]	0.06 [1]	0.12	0.11
Net realized and unrealized gain (loss) on investments	0.05	2.21	1.90	(6.22)	2.41

Total from investment operations	0.15	2.29	1.96	(6.10)	2.52

Less distributions to shareholders:
From net investment income	(0.08)	(0.05)	(0.11)	(0.10)	(0.15)
From net realized gain on investments	—	—	—	(1.87)	(1.15)

Total distributions to shareholders	(0.08)	(0.05)	(0.11)	(1.97)	(1.30)

Net asset value - End of year	$15.66	$15.59	$13.35	$11.50	$19.57

Net assets - End of year (000’s omitted)	$512,215	$539,781	$443,770	$342,015	$517,766

Total return[2]	0.94%	17.17%	17.34%	(34.19%)	14.37%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.09%	1.10%	1.10%	1.10%	1.12%
Net investment income	0.59%	0.54%	0.55%	0.77%	0.67%
Series portfolio turnover	65%	68%	67%	82%	61%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[3]	0.03%	0.04%	N/A

[1]	Calculated based on average shares outstanding during the year.
[2]

Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

[3]	Less than 0.01%.

140	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	For the Years Ended			For the Period 3/28/08[1] to 10/31/08
	10/31/11	10/31/10	10/31/09
Per share data (for a share outstandingthroughout each period):
Net asset value - Beginning of period	$10.12	$8.70	$7.57	$10.00

Income (loss) from investment operations:
Net investment income	0.09 [2]	0.08 [2]	0.05 [2]	0.05
Net realized and unrealized gain (loss) on investments	0.03	1.43	1.24	(2.44)

Total from investment operations	0.12	1.51	1.29	(2.39)

Less distributions to shareholders:
From net investment income	(0.12)	(0.09)	(0.16)	(0.04)

Net asset value - End of period	$10.12	$10.12	$8.70	$7.57

Net assets - End of period (000’s omitted)	$210,597	$190,344	$52,271	$2,597

Total return[3]	1.14%	17.47%	17.58%	(24.01%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.84%	0.85%	0.85%	0.85%[4]
Net investment income	0.83%	0.81%	0.68%	0.88%[4]
Series portfolio turnover	65%	68%	67%	82%

*       The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	0.00%[5]	0.02%	0.08%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

[4]	Annualized.
[5]	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	141

Financial Highlights - Pro-Blend® Maximum Term Series - Class C

	For the Year Ended 10/31/11	For the Period 1/4/10[1] to 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.54	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.04	0.58

Total from investment operations	0.02	0.57

Less distributions to shareholders:
From net investment income	(0.04)	(0.03)

Net asset value - End of period	$10.52	$10.54

Net assets - End of period (000’s omitted)	$18,102	$7,383

Total return[3]	0.15%	5.68%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.84%	1.85%[4]
Net investment loss	(0.15%)	(0.13%)[4]
Series portfolio turnover	65%	68%

*       The investment advisor did not impose all or a portion of its other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

N/A	0.01%[4]

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

[4]	Annualized.

142	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	For the Year Ended 10/31/11	For the Period 6/30/10[1] to 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00 [3]	(0.01)
Net realized and unrealized gain on investments	0.09	1.65

Total from investment operations	0.09	1.64

Less distributions to shareholders:
From net investment income	(0.10)	—

Net asset value - End of period	$11.63	$11.64

Net assets - End of period (000’s omitted)	$3,418	$31

Total return[4]	0.71%	16.40%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.34%	1.35%[5]
Net investment income	0.04%	(0.38%)[5]
Series portfolio turnover	65%	68%

[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Less than $0.01.
[4]

Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

[5]	Annualized.

The accompanying notes are an integral part of the financial statements.	143

Notes to Financial Statements

1.	ORGANIZATION

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific goals. The goals are as follows: Pro-Blend® Conservative Term Series-primary goal is preservation of capital; secondary goal is long-term growth of capital. Pro-Blend® Moderate Term Series-equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-Blend® Maximum Term Series - primary goal is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class C (formerly Class B), R (formerly Class D), E, I, S and Z). Currently, only Class S, I, C and R shares have been issued. Each class of shares is substantially the same, except that class-specific transfer agency distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2011, 7.4 billion shares have been designated in total among 34 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 25 million each have been designated as Class C common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series and 2.5 million each have been designated as Class R common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. The pricing services use multiple valuation

144

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as a benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

145

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

	Pro-Blend® Conservative Term Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*:
Consumer Discretionary	$38,802,572	$35,875,998	$2,926,574	$—
Consumer Staples	26,055,290	16,739,984	9,315,306	—
Energy	19,794,864	19,333,580	461,284	—
Financials	45,321,006	40,146,970	5,174,036	—
Health Care	28,364,381	25,108,805	3,255,576	—
Industrials	25,122,583	23,034,139	2,088,444	—
Information Technology	53,999,632	51,574,507	2,425,125	—
Materials	13,233,069	10,074,214	3,158,855	—
Telecommunication Services	5,344,691	580,078	4,764,613	—
Utilities	357,738	153,085	204,653	—
Preferred securities:
Consumer Staples	91,545	—	91,545	—
Financials	3,748,146	489,427	3,258,719	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	419,795,472	—	419,795,472	—
Corporate debt:
Consumer Discretionary	53,174,613	—	53,174,613	—
Consumer Staples	8,337,521	—	8,337,521	—
Energy	21,536,716	—	21,536,716	—
Financials	159,396,461	—	159,396,461	—
Health Care	11,902,765	—	11,902,765	—
Industrials	43,336,087	—	43,336,087	—
Information Technology	6,882,048	—	6,882,048	—
Materials	19,478,750	—	19,478,750	—
Telecommunication Services	4,135,343	—	4,135,343	—
Utilities	8,947,077	—	8,947,077	—
Convertible corporate debt:
Financials	470,988	—	470,988	—
Information Technology	63,650	—	63,650	—
Asset-backed securities	3,052,330	—	3,052,330	—
Commercial mortgage-backed securities	23,450,445	—	23,450,445	—
Foreign Government bonds	1,619,874	—	1,619,874	—
Mutual funds	33,787,591	33,787,591	—	—
Other financial instruments**:
Forward foreign currency exchange contracts	132	—	132	—

Total assets	$1,079,603,380	$256,898,378	$822,705,002	$—

146

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Commercial Mortgage-Backed Securities
Balance as of October 31, 2010 (fair value)	$432,585
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in	—
Transfers out	(432,585)

Balance as of October 31, 2011 (fair value)	$—

	Pro-Blend® Moderate Term Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*:
Consumer Discretionary	$82,498,456	$76,545,270	$5,953,186	$—
Consumer Staples	52,560,415	30,740,292	21,820,123	—
Energy	39,428,891	38,382,935	1,045,956	—
Financials	87,827,910	77,267,973	10,559,937	—
Health Care	61,846,760	53,402,633	8,444,127	—
Industrials	51,108,005	46,245,869	4,862,136	—
Information Technology	105,724,854	100,610,767	5,114,087	—
Materials	23,558,556	17,094,896	6,463,660	—
Telecommunication Services	11,598,225	1,515,667	10,082,558	—
Utilities	1,044,350	385,526	658,824	—
Preferred securities:
Consumer Staples	201,519	—	201,519	—
Financials	3,569,526	978,591	2,590,935	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	191,286,241	—	191,286,241	—
Corporate debt:
Consumer Discretionary	35,209,269	—	35,209,269	—
Consumer Staples	4,031,708	—	4,031,708	—
Energy	20,969,523	—	20,969,523	—
Financials	162,751,115	—	162,751,115	—
Health Care	15,622,847	—	15,622,847	—
Industrials	45,013,242	—	45,013,242	—
Information Technology	7,448,306	—	7,448,306	—
Materials	22,987,020	—	22,987,020	—
Telecommunication Services	8,484,775	—	8,484,775	—
Utilities	4,230,909	—	4,230,909	—

147

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Pro-Blend® Moderate Term Series
Description	Total	Level 1	Level 2	Level 3
Convertible corporate debt:
Financials	$947,719	$—	$947,719	$—
Health Care	90,225	—	90,225	—
Information Technology	342,119	—	342,119	—
Asset-backed securities	3,560,072	—	3,560,072	—
Commercial mortgage-backed securities	23,025,980	—	23,025,980	—
Foreign Government bonds	1,899,126	—	1,899,126	—
Mutual funds	32,793,615	32,793,615	—	—
Other financial instruments**:
Forward foreign currency exchange contracts	343	—	343	—

Total assets	$1,101,661,621	$475,964,034	$625,697,587	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Commercial Mortgage-Backed Securities
Balance as of October 31, 2010 (fair value)	$787,918
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in	—
Transfers out	(787,918)

Balance as of October 31, 2011 (fair value)	$—

	Pro-Blend® Extended Term Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*:
Consumer Discretionary	$108,631,473	$101,007,520	$7,623,953	$—
Consumer Staples	70,916,160	41,877,613	29,038,547	—
Energy	53,167,296	51,758,067	1,409,229	—
Financials	111,710,018	97,878,065	13,831,953	—
Health Care	80,530,962	70,354,072	10,176,890	—
Industrials	68,274,538	61,503,992	6,770,546	—
Information Technology	142,609,879	135,939,495	6,670,384	—
Materials	31,163,152	22,588,593	8,574,559	—
Telecommunication Services	15,902,462	2,046,986	13,855,476	—
Utilities	1,329,423	560,506	768,917	—

148

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Pro-Blend®Extended Term Series
Description	Total	Level 1	Level 2	Level 3
Preferred securities:
Consumer Staples	$225,891	$—	$225,891	$—
Financials	4,129,138	1,048,999	3,080,139	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	143,048,218	—	143,048,218	—
Corporate debt:
Consumer Discretionary	28,681,438	—	28,681,438	—
Consumer Staples	3,657,229	—	3,657,229	—
Energy	13,828,054	—	13,828,054	—
Financials	89,979,726	—	89,979,726	—
Health Care	9,637,159	—	9,637,159	—
Industrials	23,445,198	—	23,445,198	—
Information Technology	5,735,680	—	5,735,680	—
Materials	14,025,322	—	14,025,322	—
Telecommunication Services	8,618,880	—	8,618,880	—
Utilities	5,398,897	—	5,398,897	—
Convertible corporate debt:
Financials	976,437	—	976,437	—
Health Care	140,350	—	140,350	—
Information Technology	533,069	—	533,069	—
Asset-backed securities	3,675,578	—	3,675,578	—
Commercial mortgage-backed securities	24,780,870	—	24,780,870	—
Foreign Government bonds	1,891,766	—	1,891,766	—
Mutual funds	30,494,385	30,494,385	—	—
Other financial instruments**:
Forward foreign currency exchange contracts	340	—	340	—

Total assets	$1,097,138,988	$617,058,293	$480,080,695	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Commercial Mortgage-Backed Securities
Balance as of October 31, 2010 (fair value)	$875,464
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in	—
Transfers out	(875,464)

Balance as of October 31, 2011 (fair value)	$—

149

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

	Pro-Blend®Maximum Term Series
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*:
Consumer Discretionary	$114,370,200	$108,742,266	$5,627,934	$—
Consumer Staples	68,327,800	34,342,199	33,985,601	—
Energy	37,908,119	36,676,892	1,231,227	—
Financials	90,419,174	70,609,176	19,809,998	—
Health Care	95,014,834	84,029,758	10,985,076	—
Industrials	75,490,464	69,912,522	5,577,942	—
Information Technology	129,352,133	121,105,232	8,246,901	—
Materials	31,364,083	24,220,035	7,144,048	—
Telecommunication Services	12,629,806	1,631,712	10,998,094	—
Utilities	1,161,612	461,892	699,720	—
Preferred securities:
Consumer Staples	225,297	—	225,297	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	33,931,588	—	33,931,588	—
Corporate debt:				—
Financials	15,280,210	—	15,280,210	—
Industrials	418,186	—	418,186	—
Mutual funds	23,628,955	23,628,955	—	—
Other financial instruments**:	—	—	—	—

Total assets	$729,522,461	$575,360,639	$154,161,822	$—

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2011.

Additionally, the Pro-Blend® Maximum Series did not have Level 3 securities as of October 31, 2010 as well.

*

Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

**

Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of October 31, 2011, Pro-Blend® Maximum Term Series did not hold any derivative instruments.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2011.

Certain investments were transferred out of Level 3 to Level 2 at October 31, 2011. This reclassification between valuation levels was the result of utilizing significant observable inputs in the valuation of these securities at October 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04,

“Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

150

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Standard (continued)

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

151

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Forward Foreign Currency Exchange Contracts (continued)

Each Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series have in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. Investments in forward foreign currency exchange contacts held by each Series, if any, on October 31, 2011 are shown at the end of each Investment Portfolio. The average volume of derivative activity (measured in terms of notional) during the year ended October 31, 2011 was $438,629, $1,133,053 and $1,127,399 for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series, respectively.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series account for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in each applicable Series’ Investment Portfolio. None of the Series had TBA dollar rolls outstanding as of October 31, 2011.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

152

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2011, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2008 through October 31, 2011. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the

153

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)

Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than the following amounts, exclusive of shareholder services fees and distribution and service fees (12b-1), of average daily net assets each year:

Series/Class	Expense Limit
Pro-Blend® Conservative Term Series Class S	0.80%
Pro-Blend® Conservative Term Series Class I	0.70%
Pro-Blend® Conservative Term Series Class C	0.80%
Pro-Blend® Conservative Term Series Class R	0.80%
Pro-Blend® Moderate Term Series Class S	0.95%
Pro-Blend® Moderate Term Series Class I	0.85%
Pro-Blend® Moderate Term Series Class C	0.95%
Pro-Blend® Moderate Term Series Class R	0.95%
Pro-Blend® Extended Term Series Class S	0.95%
Pro-Blend® Extended Term Series Class I	0.85%
Pro-Blend® Extended Term Series Class C	0.95%
Pro-Blend® Extended Term Series Class R	0.95%
Pro-Blend® Maximum Term Series Class S	0.95%
Pro-Blend® Maximum Term Series Class I	0.85%
Pro-Blend® Maximum Term Series Class C	0.95%
Pro-Blend® Maximum Term Series Class R	0.95%

In addition, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total direct annual fund operating expenses from exceeding 0.90% for Pro-Blend® Conservative Term Series Class S, 1.70% for Pro-Blend® Conservative Term Series Class C, 1.20% for Pro-Blend® Conservative Term Series Class R, 1.10% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, 1.85% for Pro-Blend® Moderate Term Series Class C, Pro-Blend® Extended Term Series Class C and Pro-Blend® Maximum Term Series Class C and 1.35% for Pro-Blend® Moderate Term Series Class R, Pro-Blend® Extended Term Series Class R and Pro-Blend® Maximum Term Series Class R, of the Class’ average daily net assets. The Advisor may change or eliminate all or part of its voluntary waiver at any time. For the year ended October 31, 2011, the Advisor did not waive fees or reimburse expenses for any of the Series.

154

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class C and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class C shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and services fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases		Sales
Series	Other Issuers	Government	Other Issuers	Government
Pro-Blend® Conservative Term Series	$310,912,315	$202,709,995	$161,422,314	$73,415,623
Pro-Blend® Moderate Term Series	510,044,792	201,546,472	329,241,195	217,756,944
Pro-Blend® Extended Term Series	611,199,115	216,683,157	467,389,215	233,058,439
Pro-Blend® Maximum Term Series	441,896,327	56,133,330	413,747,010	97,622,335

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class S, Class I, Class C and Class R shares:

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
Pro-Blend® Conservative Term Series Class S:	Shares	Amount	Shares	Amount
Sold	41,128,782	$538,739,989	34,858,771	$442,528,561
Reinvested	2,348,318	29,945,209	518,022	6,418,262
Repurchased	(28,447,470)	(372,362,380)	(11,119,570)	(140,498,683)

Total	15,029,630	$196,322,818	24,257,223	$308,448,140

155

Notes to Financial Statements (continued)

5.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
Pro-Blend® Conservative Term Series Class I:	Shares	Amount	Shares	Amount
Sold	6,621,598	$70,534,777	4,378,548	$45,352,823
Reinvested	464,786	4,845,089	126,133	1,288,891
Repurchased	(2,853,614)	(30,612,336)	(1,348,646)	(14,122,365)

Total	4,232,770	$44,767,530	3,156,035	$32,519,349

	For the Year Ended 10/31/11		For the Period 1/4/10 (commencement of operations) to 10/31/10
Pro-Blend® Conservative Term Series Class C:	Shares	Amount	Shares	Amount
Sold	2,878,263	$29,930,044	1,705,614	$17,493,696
Reinvested	87,934	892,913	5,440	54,727
Repurchased	(482,213)	(5,010,887)	(79,495)	(820,337)

Total	2,483,984	$25,812,070	1,631,559	$16,728,086

	For the Year Ended 10/31/11		For the Period 6/30/10 (commencement of operations) to 10/31/10
Pro-Blend® Conservative Term Series Class R:	Shares	Amount	Shares	Amount
Sold	313,344	$3,231,709	106	$1,122
Reinvested	456	4,741	—	—
Repurchased	(42,968)	(447,772)	— *	(1)

Total	270,832	$2,788,678	106	$1,121

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
Pro-Blend® Moderate Term Series Class S:	Shares	Amount	Shares	Amount
Sold	21,968,787	$286,379,412	29,382,191	$357,772,202
Reinvested	1,475,969	18,769,387	488,308	5,834,846
Repurchased	(19,552,324)	(255,845,262)	(15,128,014)	(183,059,673)

Total	3,892,432	$49,303,537	14,742,485	$180,547,375

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
Pro-Blend® Moderate Term Series Class I:	Shares	Amount	Shares	Amount
Sold	10,586,608	$112,330,732	25,689,070	$252,727,970
Reinvested	931,494	9,639,123	158,382	1,555,153
Repurchased	(5,691,539)	(60,329,149)	(2,731,164)	(27,273,921)

Total	5,826,563	$61,640,706	23,116,288	$227,009,202

156

Notes to Financial Statements (continued)

5.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Year Ended 10/31/11		For the Period 1/4/10 (commencement of operations) to 10/31/10
Pro-Blend® Moderate Term Series Class C:	Shares	Amount	Shares	Amount
Sold	3,188,019	$34,023,071	3,053,483	$30,890,584
Reinvested	101,484	1,061,587	7,761	77,302
Repurchased	(773,849)	(8,231,166)	(65,570)	(671,425)

Total	2,515,654	$26,853,492	2,995,674	$30,296,461

	For the Year Ended 10/31/11		For the Period 6/30/10 (commencement of operations) to 10/31/10
Pro-Blend® Moderate Term Series Class R:	Shares	Amount	Shares	Amount
Sold	1,781,246	$19,006,290	21,539	$236,052
Reinvested	2,016	21,870	—	—
Repurchased	(99,656)	(1,089,061)	— *	(1)

Total	1,683,606	$17,939,099	21,539	$236,051

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
Pro-Blend® Extended Term Series Class S:	Shares	Amount	Shares	Amount
Sold	16,001,971	$251,124,390	19,420,470	$275,377,736
Reinvested	564,378	8,698,817	478,308	6,625,922
Repurchased	(14,847,080)	(232,518,001)	(13,689,312)	(190,912,195)

Total	1,719,269	$27,305,206	6,209,466	$91,091,463

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
Pro-Blend® Extended Term Series Class I:	Shares	Amount	Shares	Amount
Sold	12,745,928	$134,769,394	19,287,880	$181,303,210
Reinvested	363,643	3,769,679	138,139	1,295,737
Repurchased	(9,261,024)	(98,182,021)	(3,094,263)	(29,774,808)

Total	3,848,547	$40,357,052	16,331,756	$152,824,139

	For the Year Ended 10/31/11		For the Period 1/4/10 (commencement of operations) to 10/31/10
Pro-Blend® Extended Term Series Class C:	Shares	Amount	Shares	Amount
Sold	4,089,975	$45,138,799	2,869,017	$29,043,276
Reinvested	50,691	552,372	7,429	73,698
Repurchased	(581,472)	(6,343,489)	(132,297)	(1,323,421)

Total	3,559,194	$39,347,682	2,744,149	$27,793,553

157

Notes to Financial Statements (continued)

5.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Year Ended 10/31/11		For the Period 6/30/10 (commencement of operations) to 10/31/10
Pro-Blend® Extended Term Series Class R:	Shares	Amount	Shares	Amount
Sold	742,885	$8,337,390	10,014	$111,222
Reinvested	933	10,782	—	—
Repurchased	(24,790)	(288,098)	— *	(1)

Total	719,028	$8,060,074	10,014	$111,221

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
Pro-Blend® Maximum Term Series Class S:	Shares	Amount	Shares	Amount
Sold	10,313,961	$170,140,771	11,833,795	$173,123,805
Reinvested	167,146	2,721,541	111,033	1,581,117
Repurchased	(12,380,054)	(201,770,974)	(10,577,239)	(151,403,234)

Total	(1,898,947)	$(28,908,662)	1,367,589	$23,301,688

	For the Year Ended 10/31/11		For the Year Ended 10/31/10
Pro-Blend® Maximum Term Series Class I:	Shares	Amount	Shares	Amount
Sold	8,318,101	$88,898,033	14,424,477	$134,302,190
Reinvested	94,403	994,204	40,321	372,713
Repurchased	(6,413,546)	(68,366,415)	(1,669,453)	(15,793,046)

Total	1,998,958	$21,525,822	12,795,345	$118,881,857

	For the Year Ended 10/31/11		For the Period 1/4/10 (commencement of operations) to 10/31/10
Pro-Blend® Maximum Term Series Class C:	Shares	Amount	Shares	Amount
Sold	1,158,000	$12,880,192	706,866	$7,011,837
Reinvested	3,732	41,088	982	9,490
Repurchased	(141,903)	(1,528,428)	(7,634)	(74,183)

Total	1,019,829	$11,392,852	700,214	$6,947,144

	For the Year Ended 10/31/11		For the Period 6/30/10 (commencement of operations) to 10/31/10
Pro-Blend® Maximum Term Series Class R:	Shares	Amount	Shares	Amount
Sold	319,544	$3,625,125	2,638	$30,669
Reinvested	166	2,032	—	—
Repurchased	(28,368)	(339,863)	— *	(1)

Total	291,342	$3,287,294	2,638	$30,668

*	Less than 1 share.

158

Notes to Financial Statements (continued)

5.	CAPITAL STOCK TRANSACTIONS (continued)

At October 31, 2011, the retirement plan of the Advisor and its affiliates owned the following:

Series	Shares Owned	Percentage of Series Shares Outstanding	Value
Pro-Blend® Conservative Term Series	46,623	0.05%	$501,200
Pro-Blend® Moderate Term Series	197,645	0.21%	2,075,279
Pro-Blend® Extended Term Series	1,447,708	1.72%	15,027,212
Pro-Blend® Maximum Term Series	1,526,990	2.75%	15,453,141

In addition, one shareholder owned 13,429,202 shares of Pro-Blend® Moderate Term Series (14.4% of shares outstanding) valued at $141,006,626. The Target 2040 Series, another series of the Fund, owned 6,279,961 shares of Pro-Blend® Maximum Term Series (11.3% of shares outstanding) valued at $63,553,204. Investment activities of these shareholders may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2011, except forward foreign currency exchange contracts, held by Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series, as shown at the end of each Investment Portfolio.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, market discount, and investments in passive foreign investment companies (PFICs), real estate investment trusts, and hybrid securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

159

Notes to Financial Statements (continued)

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	Pro-Blend® Conservative Term Series		Pro-Blend® Moderate Term Series
	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/11	For the Year Ended 10/31/10
Ordinary income	$24,078,415	$8,910,566	$16,673,921	$8,115,112
Long-term capital gains	15,715,342	—	15,353,111	—

	Pro-Blend® Extended Term Series		Pro-Blend® Maximum Term Series
	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/11	For the Year Ended 10/31/10
Ordinary income	$16,063,588	$9,717,987	$5,155,524	$2,601,114

At October 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	Pro-Blend® Conservative Term Series	Pro-Blend® Moderate Term Series	Pro-Blend® Extended Term Series	Pro-Blend® Maximum Term Series
Cost for federal income tax purposes	$1,045,856,948	$1,072,733,239	$1,062,542,549	$711,752,335
Unrealized appreciation	51,064,200	64,013,259	82,697,589	64,007,453
Unrealized depreciation	(17,317,900)	(35,085,220)	(48,101,490)	(46,237,327)

Net unrealized appreciation	$33,746,300	$28,928,039	$34,596,099	$17,770,126
Undistributed ordinary income	11,254,930	14,225,686	8,139,008	2,078,629
Undistributed long-term gains	16,927,533	31,432,325	39,582,372	—
Capital loss carryover	—	—	—	15,938,718

At October 31, 2011, the Pro-Blend®Maximum Term Series had a capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on October 31, 2017.

The Pro-Blend®Extended Term Series and the Pro-Blend®Maximum Term Series utilized capital loss carryovers of $8,062,029 and $35,496,423, respectively, in the current year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year beginning after October 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

160

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 21, 2011

161

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, each of the Series designates for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$5,805,591
Pro-Blend® Moderate Term Series	5,759,061
Pro-Blend® Extended Term Series	9,020,241
Pro-Blend® Maximum Term Series	5,155,524

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	12.3%
Pro-Blend® Moderate Term Series	21.3%
Pro-Blend® Extended Term Series	34.7%
Pro-Blend® Maximum Term Series	100.0%

The percentage of ordinary income distribution paid by the Series during the year ended October 31, 2010 which was derived from U.S. Treasury securities is as follows:

Series	U.S. Treasury%
Pro-Blend® Conservative Term Series	6.9%
Pro-Blend® Moderate Term Series	7.0%
Pro-Blend® Extended Term Series	6.8%
Pro-Blend® Maximum Term Series	1.6%

The law varies in each state as to whether and what percentage of dividend income attributable to U.S. Treasury securities is exempt from state and local income tax. It is recommended that you consult your tax advisor to determine if any portion of the dividends you received is exempt from income taxes.

162

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

163

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A

164

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, LLC
Holds one or more of the following titles for various affiliates: Chief
Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC & Affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex:	N/A
*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor.
[1]

The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

165

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s
(SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and / or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNPRO-10/11-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Harris H. Rusitzky, Stephen B. Ashley, and Paul A. Brooke. Richard M. Hurwitz served on the Audit Committee and was determined to be a financial expert until his resignation on November 18, 2011. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Dividend Focus Series, Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2011 and 2010 were:

	2011	2010
Audit Fees (a)	275,286	277,270
Audit Related Fees (b)	0	0
Tax Fees (c)	80,750	78,200
All Other Fees (d)	0	0

	356,036	355,470

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2011 and 2010.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, LLC is considered to be a service affiliate.

	2011	2010
Audit Related Fees	151,944	153,644
Tax Fees	0	0

	151,944	153,644

The Audit Related fees for the years ended October 31, 2011 and 2010 were for a license for proprietary authoritative financial reporting and assurance literature library software, a surprise examination pursuant to Rule 204-2(b) and 206(4)-2, and a Type II SAS 70 pursuant to Rule 206. In 2010, were for 17Ad-13 internal control examinations and the license for proprietary authoritative financial report and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2011 and 2010.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2011 and 2010 were $80,750 and $78,200, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $151,944 and $153,644, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6:	INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz
B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 23, 2011

/s/ Christine Glavin
Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

December 23, 2011